               As filed with Securities and Exchange Commission on
                                 April 26, 2002

                                                      Registration No. 333-21767
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          ----------------------------
                                    FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 5
                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933
                          -----------------------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)
                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)

                              MARIE C. SWIFT, ESQ.
                        Second Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                              STEPHEN E. ROTH, ESQ.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Variable Ordinary Life Insurance Policies.

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                              Cross-Reference Sheet

Form N-8B-2
Item No.          Caption in Prospectus

1                 Cover Page
2                 Cover Page
3                 Inapplicable
4                 Distribution of Policies
5                 NELICO
6                 The Variable Account
9                 Inapplicable
10(a)             Other Policy Features
10(b)             Policy Values and Benefits
10(c),(d), (e)    Death Benefit; Cash Value; Tabular Cash
                  Value; Exchange of Policy During First 24 Months;
                  Default and Lapse Options; Surrender; Partial
                  Surrender and Partial Withdrawal; Right to Return the
                  Policy; Loan Provision; Transfer Option; Premiums
10(f), (g), (h)   Voting Rights; Rights Reserved by NELICO
10(i)             Limits to NELICO's Right to Challenge the Policy; Payment of Proceeds; Investment Options
11                The Variable Account
12                Investments of the Variable Account; Distribution of Policies
13                Charges and Expenses; Distribution of Policies; NELICO's Income Taxes; Appendix A
14                Amount Provided for Investment Under the Policy; Distribution of Policies
15                Premiums
16                Investments of the Variable Account
17                Captions referenced under Items 10(c), (d), (e) and (i) above
18                The Variable Account; Net Investment Experience
19                Reports; Distribution of Policies
20                Captions referenced under Items 6 and 10(g) above
21                Loan Provision
22                Inapplicable
23                Distribution of Policies
24                Limits to NELICO's Right to Challenge the Policy
25                NELICO
26                Distribution of Policies

Form N-8B-2
Item No.          Caption in Prospectus

27                NELICO
28                Management
29                NELICO
30                Inapplicable
31                Inapplicable
32                Inapplicable
33                Inapplicable
34                Distribution of Policies
35                NELICO
36                Inapplicable
37                Inapplicable
38                Distribution of Policies
39                Distribution of Policies
40                Distribution of Policies
41(a)             Distribution of Policies
42                Inapplicable
43                Inapplicable
44(a)             Investments of the Variable Account; Amount Provided for Investment Under the Policy; Deductions from
                  Premiums and Unscheduled Payments; Scheduled Premiums
44(b)             Charges and Expenses
44(c)             Scheduled Premiums; Deductions from Premiums and Unscheduled Payments
45                Inapplicable
46                Investments of the Variable Account; Captions referenced under Items 10(c), (d) and (e) above
47                Inapplicable
48                Inapplicable
49                Inapplicable
50                Inapplicable
51                Cover Page; Death Benefit; Default and Lapse Options; Charges and Expenses; Additional Benefits by Rider;
                  Exchange of Policy During First 24 Months; Payment Options; Policy Owner and Beneficiary; Premiums;
                  Distribution of Policies; Substitution of Insured Person
52                Rights Reserved by NELICO
53                Tax Considerations
54                Inapplicable
55                Inapplicable
59                Financial Statements


                           ZENITH VARIABLE WHOLE LIFE

                          Supplement dated May 1, 2002
                         to Prospectus dated May 1, 2002

For Policies purchased through payroll deductions:

     If you elect to pay your scheduled premiums using payroll deductions that your employer will remit to us, New England Life Insurance Company, on your behalf, the following special provisions apply to you.

     1. Policy Date. The Policy Date and the investment start date for your Policy will be six weeks after the date your employer begins making payroll deductions that will be used to pay the scheduled premiums due on your Policy.

     2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application.

     3. Scheduled Premium Payments. Your first scheduled premium payment will be due on the Policy Date. Subsequent scheduled premium payments will be due on the same day each month thereafter, for a total of 12 scheduled premium payments each year, regardless of the frequency with which payroll deductions are made. We will apply premiums to your Policy each month on the due date, and the amount applied each month will be the amount of scheduled premium due for that month. If the amount of payroll deductions exceeds the amount of scheduled premium due for any month, your employer will retain the excess for inclusion with the next scheduled premium payment.

     4. Default and Lapse. If we do not receive scheduled premium payments each month as they become due, your Policy may lapse. See "Default and Lapse Options." Hence, to keep your Policy in force if you miss a payroll deduction, you may need to give your employer the amount of the missed deduction, so that your employer can remit the full amount of the next scheduled premium due. If you receive a lapse notice from us, you will need to send payment directly to us in order to reinstate your Policy.

     5. Unscheduled Payments and Loan Repayments. You cannot use payroll deductions to make unscheduled payments or to repay a Policy loan. Please contact us or your registered representative if you would like to arrange either of these types of transactions.

THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.

                          ZENITH VARIABLE WHOLE LIFE
                   Variable Ordinary Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual variable ordinary life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

   The Policy provides a guaranteed minimum death benefit equal to the Policy's face amount, as long as you pay required scheduled premiums and there is no "excess Policy loan." (See "Loan Provision.") You must pay scheduled premium payments until the insured reaches age 100. Under some circumstances you may skip a scheduled premium payment. You may also make additional payments.

   You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

   You allocate net scheduled premiums and net unscheduled payments among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND                                State Street Research Investment Trust Portfolio
State Street Research Bond Income Series               Franklin Templeton Small Cap Growth Portfolio
MFS Total Return Series                                Neuberger Berman Partners Mid Cap Value Portfolio
State Street Research Money Market Series              Harris Oakmark Large Cap Value Portfolio
Zenith Equity Series                                   State Street Research Large Cap Value Portfolio
FI Structured Equity Series
Balanced Series                                        MET INVESTORS SERIES TRUST
Loomis Sayles Small Cap Series                         MFS Mid Cap Growth Portfolio
Alger Equity Growth Series                             PIMCO Innovation Portfolio
Davis Venture Value Series                             Met/AIM Mid Cap Core Equity Portfolio
Harris Oakmark Focused Value Series                    Met/AIM Small Cap Growth Portfolio
MFS Investors Trust Series                             PIMCO Total Return Portfolio
MFS Research Managers Series                           State Street Research Concentrated International Portfolio
FI Mid Cap Opportunities Series
                                                       VARIABLE INSURANCE PRODUCTS FUND ("VIP")
                                                       Overseas Portfolio
METROPOLITAN SERIES FUND, INC.                         Equity-Income Portfolio
Putnam Large Cap Growth Portfolio                      High Income Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio                        VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Putnam International Stock Portfolio                   Asset Manager Portfolio
MetLife Stock Index Portfolio
MetLife Mid Cap Stock Index Portfolio                  AMERICAN FUNDS INSURANCE SERIES
Morgan Stanley EAFE(R) Index Portfolio                 American Funds Growth Fund
Lehman Brothers(R) Aggregate Bond Index Portfolio      American Funds Growth-Income Fund
State Street Research Aurora Portfolio                 American Funds Global Small Capitalization Fund
Janus Growth Portfolio



   You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account. You receive Zenith State Street Research Money Market Sub-Account performance until 15 days after we mail the confirmation for the initial premium. Thereafter, we invest the Policy's cash value according to your instructions.


   You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing, or adding to, current insurance coverage would be advantageous.



   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                  MAY 1, 2002

                               TABLE OF CONTENTS


 GLOSSARY................................................................  A-4
 INTRODUCTION TO THE POLICIES............................................  A-5
   The Policies..........................................................  A-5
   Availability of the Policy............................................  A-7
   Policy Charges........................................................  A-7
   How the Policy Works..................................................  A-9
   Receipt of Communications and Payments at NELICO's Designated Office.. A-10
   NELICO................................................................ A-10
 POLICY VALUES AND BENEFITS.............................................. A-12
   Death Benefit......................................................... A-12
   Guaranteed Minimum Death Benefit...................................... A-12
   Age 100............................................................... A-12
   Death Proceeds Payable................................................ A-12
   Tabular Cash Value.................................................... A-13
   Cash Value............................................................ A-13
   Net Investment Experience............................................. A-13
   Allocation of Net Premiums............................................ A-14
   Amount Provided for Investment under the Policy....................... A-14
   Right to Return the Policy............................................ A-14
 CHARGES AND EXPENSES.................................................... A-15
   Deductions from Premiums and Unscheduled Payments..................... A-15
   Surrender Charge...................................................... A-16
   Deductions from Cash Value............................................ A-17
   Charges Against the Eligible Funds and the Sub-Accounts of the
    Variable Account..................................................... A-19
   Group or Sponsored Arrangements....................................... A-23
 PREMIUMS................................................................ A-23
   Scheduled Premiums.................................................... A-23
   Unscheduled Payments.................................................. A-24
   Special Premium Option................................................ A-25
   Automatic Premium Loan................................................ A-26
   Default and Lapse Options............................................. A-26
 OTHER POLICY FEATURES................................................... A-27
   Loan Provision........................................................ A-27
   Surrender............................................................. A-29
   Partial Surrender and Partial Withdrawal.............................. A-29
   Reduction in Face Amount.............................................. A-30
   Investment Options.................................................... A-31
   Transfer Option....................................................... A-31
   Dollar Cost Averaging................................................. A-32
   Asset Rebalancing..................................................... A-32
   Substitution of Insured Person........................................ A-33
   Payment of Proceeds................................................... A-33
   Exchange of Policy During First 24 Months............................. A-33
   Payment Options....................................................... A-33
   Additional Benefits by Rider.......................................... A-34
   Policy Owner and Beneficiary.......................................... A-35
 THE VARIABLE ACCOUNT.................................................... A-36
   Investments of the Variable Account................................... A-36
   Investment Management................................................. A-39
   Substitution of Investments........................................... A-40
   Share Classes of the Eligible Funds................................... A-41

THE FIXED ACCOUNT............................................................ A-41
 General Description......................................................... A-41
 Values and Benefits......................................................... A-41
 Policy Transactions......................................................... A-42
DISTRIBUTION OF THE POLICIES................................................. A-42
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............................. A-43
 Misstatement of Age or Sex.................................................. A-43
 Suicide..................................................................... A-43
TAX CONSIDERATIONS........................................................... A-44
 Introduction................................................................ A-44
 Tax Status of the Policy.................................................... A-44
 Tax Treatment of Policy Benefits............................................ A-44
 NELICO's Income Taxes....................................................... A-47
MANAGEMENT................................................................... A-47
VOTING RIGHTS................................................................ A-50
RIGHTS RESERVED BY NELICO.................................................... A-50
RESTRICTIONS ON FINANCIAL TRANSACTIONS....................................... A-50
TOLL-FREE NUMBERS............................................................ A-51
REPORTS...................................................................... A-51
ADVERTISING PRACTICES........................................................ A-51
LEGAL MATTERS................................................................ A-51
REGISTRATION STATEMENT....................................................... A-52
EXPERTS...................................................................... A-52
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES AND
  ACCUMULATED SCHEDULED PREMIUMS............................................. A-53
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION................................ A-63
APPENDIX C: LONG TERM MARKET TRENDS.......................................... A-80
APPENDIX D: USES OF LIFE INSURANCE........................................... A-81
APPENDIX E: TAX INFORMATION.................................................. A-83
FINANCIAL STATEMENTS......................................................... AA-1

                                   GLOSSARY

   ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

   AUTOMATIC PREMIUM LOAN OPTION. If you elect this option, we will use the Policy's loan value to pay a scheduled premium that you have not paid by the end of the grace period.

   BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any rider benefits; (ii) any extra premiums for substandard or automatic issue class; and
(iii) the portion of the annual Policy administrative charge that is due with the premium.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums and net unscheduled payments. It provides guarantees of principal and interest.

   INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.

   NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

   NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

   NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account. It is the basic scheduled premium less the sales charge, state premium tax charge and federal premium tax charge.

   NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account. It is the unscheduled payment less the sales charge, state premium tax charge and federal premium tax charge.

   POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.

   SPECIAL PREMIUM OPTION. If you elect this option, you may be able to skip a scheduled premium or premiums in some situations.

   TABULAR CASH VALUE. The tabular cash value is the value which the Policy would have if: (i) you paid all scheduled premiums when due; (ii) you made no unscheduled payments, no loans or other withdrawals and no reductions in face amount; (iii) the Policy's sub-accounts earned a 4.5% annual net rate of return; and (iv) we deducted maximum Policy charges from the cash value.

   YOU.  When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

   The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

   Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

    -- The Policy requires payment of scheduled premiums. (See "Scheduled
       Premiums".)

    -- You can make additional unscheduled payments under the Policy. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Unscheduled Payments".)


    -- You can allocate net scheduled premiums and net unscheduled payments to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith State Street Research Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)


    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, managed and balanced funds, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision", and "Partial Surrender and Partial Withdrawal".)

    -- The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose between two forms of death benefit options under the Policy. One provides a death benefit equal to the Policy's face amount. The other provides a death benefit which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

    -- Regardless of investment experience, the death benefit is guaranteed never to be less than the Policy's face amount, as long as you have paid the required scheduled premiums when due. (See "Death Benefit".)

    -- If you elect the "Special Premium Option", you may be able to skip a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

    -- You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

    -- After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times per Policy year for Policies issued in New Jersey) without our consent. We currently allow 12 transfers per Policy year in all states. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

    -- A loan privilege, a partial withdrawal feature and a partial surrender feature are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy. If premium payments or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions will be includible in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

    -- Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit policy issued by us or an affiliate on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

   In many respects the Policies are similar to traditional fixed-benefit whole life insurance. Like whole life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premiums, a cash value, and loan privileges.

   The Policies are different from traditional, fixed-benefit whole life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts. In addition, you can elect an option which will allow you, under some circumstances, to skip a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

   The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If you do not pay the scheduled premiums, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    -- Dividends and capital gains are automatically reinvested.

   For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

   Underwritten Policies are available for insureds from the age of 15 to 80 in a business situation, or in a pension plan qualified under Section 401 of the Internal Revenue Code (a "tax-qualified pension plan"); and otherwise, to insureds from the age of zero to 80. (A "business situation" is where two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer.) Automatic issue Policies (that is, Policies we issue based on very limited underwriting information) are available in some situations to insureds from the age of 15 to 70. In all cases, issue ages below one and from 76 to 80 require our consent. All persons must meet our underwriting and other requirements.

   The minimum Policy face amount available is $5,000 for tax-qualified pension plans and $25,000 in all other situations, unless we consent to a lower amount. The availability of the Policies for tax-qualified pension plans may be limited. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.


   We offer other variable life insurance policies that have different death benefits, policy features, fund selections, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. (See "Other Policy Features--Additional Benefits by Rider".) To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.


   For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

POLICY CHARGES

   PREMIUM-BASED CHARGES.  We deduct the following charges:

    -- From scheduled premiums

    (i)an annual administrative charge ($55 for annual premium Policies, up to a total of $57.75, or $14.4375 per quarter and $4.8125 per month, for Policies that are billed on a quarterly or monthly basis or that use our Master Service Account arrangement), plus any extra premiums for riders, substandard risk or automatic issue class;

   (ii)a sales charge of 5.5%. We currently intend to waive this charge on scheduled premiums paid after the first 15 Policy years under Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans;

  (iii)a state premium tax charge of 2.5%;

   (iv)a charge for federal taxes of 1%.

    -- From unscheduled payments

    (i)a sales charge of 5.5% in all Policy years;

   (ii)a state premium tax charge of 2.5%;

  (iii)a charge for federal taxes of 1%.

   SURRENDER CHARGE. During the first 11 Policy years, a Surrender Charge will apply if you totally or partially surrender the Policy, or allow it to lapse, or reduce the face amount. The Surrender Charge is a percentage of annualized basic scheduled premiums. The maximum dollar amount of the charge applies in Policy years two through four and equals 55% of two annualized basic scheduled premiums. If the Surrender Charge exceeds the available cash value, there will be no proceeds paid to you on surrender or lapse.

   We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from scheduled premiums, unscheduled payments, or investment experience.

   CHARGES DEDUCTED FROM CASH VALUE. We deduct certain charges from the cash value:

    -- Monthly charge for the cost of insurance;

    -- Monthly administrative charge, currently equal to $0.10 per $1,000 of face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). For Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans the monthly administrative charge currently equals $0.06 per $1,000 of face amount rather than $0.10;

    -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount.

   In addition, if you use the Special Premium Option to skip a scheduled premium payment, we will deduct from your cash value 91% of the portion of the annual $55 administrative charge, and of any rider, substandard risk or automatic issue premium, that was due with the skipped premium.

   CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

    -- Daily charge against the sub-account assets for our mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

    -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

   See "Charges and Expenses".

HOW THE POLICY WORKS
PREMIUM PAYMENTS
..   Guaranteed not to increase
CHARGES FROM PREMIUM
..   Any rider premiums
..   Annual Admin. Charge-$55
..   Substandard Risk Premium
..   Automatic Issue Premium
..   Sales Load (5.5%*) We intend to waive after 15 policy yrs under Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans
..   State Premium Tax Charge (2.5%*)
..   Charge for Federal Taxes (1%*)
UNSCHEDULED PAYMENTS
..   Sales Load (5.5%)
..   State Premium Tax Charge (2.5%)
..   Charge for Federal Taxes (1%)
SPECIAL PREMIUM OPTION
..   If used, we deduct charges for Annual Admin. Charge and any riders or substandard risk or automatic issue premium from cash value
LOANS
..   After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
..   Loan interest charge is 6%. We transfer loaned funds out of the Eligible
    Funds into the General Account where we credit them with not less than 4.5% interest
RETIREMENT BENEFITS
..   Fixed settlement options are available for policy proceeds
CASH VALUES
..   Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund investments or the Fixed Account after an initial period in the Zenith State Street Research Money Market Sub-Account
..   The cash value reflects investment experience, interest, payments and policy charges
..   We do not guarantee the cash value invested in the Eligible Funds
..   Any earnings you accumulate are free of any current income taxes
..   You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed
    Account) up to 12 times per policy year, after the free look period
..   We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
..   You may allocate your cash value among a maximum of ten accounts at any one time
DEATH BENEFIT
..   Level or Variable Death Benefit Options
..   Guaranteed not to be less than initial face amount less any loan balance
..   Income tax free to named beneficiary
DAILY DEDUCTIONS FROM ASSETS
..   Mortality and expense risk charges of 0.60% (guaranteed not to exceed .90%)
    on an annual basis are deducted from the cash value
..   Investment advisory fees and other expenses are deducted from the Eligible
    Fund values
BEGINNING OF MONTH CHARGES
..   We deduct the cost of insurance protection from the cash value each month
..   Minimum Death Benefit Guarantee Charge of $.01 per $1000 face amount monthly
..   Admin. Charge $.10 (guaranteed not to exceed $.12) per $1000 face amount monthly. For Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $.06 per $1000
SURRENDER CHARGE
..   (See page A-16)
LIVING BENEFITS
..   If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, we will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
..   You may surrender the Policy at any time for its cash surrender value
..   Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
..   Grace period for scheduled premiums is 31 days from the due date.
    Nonforfeiture options are fixed extended term insurance and fixed or variable paid-up insurance
..   Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

*Percent of Premium after deducting Annual Admin. Charge, Rider
 Premiums and Substandard Risk and Automatic Issue Premiums
                                       A-9

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE



   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.



   The Designated Office for various Policy transactions is as follows:



     Premium Payments............................ New England Financial
                                                  P.O. Box 4332
                                                  Carol Stream, IL
                                                    60197-4332


     Payment Inquiries and Correspondence........ New England
                                                    Financial/MetLife
                                                  P.O. Box 30440
                                                  Tampa, FL 33630-3440


     Beneficiary and Ownership Changes........... New England
                                                    Financial/MetLife
                                                  P.O. Box 541
                                                  Warwick, RI 02887-0541


     Surrenders, Loans, Withdrawals and
       Sub-Account Transfers..................... New England
                                                    Financial/MetLife
                                                  P.O. Box 543
                                                  Warwick, RI 02887-0543

     Cancellations (Free Look Period)............ New England
                                                    Financial/MetLife
                                                  Johnstown Client
                                                    Relations Center
                                                  Free Look Unit
                                                  500 Schoolhouse Road
                                                  Johnstown, PA 15904


     Death Claims................................ New England
                                                    Financial/MetLife
                                                  P.O. Box 542
                                                  Warwick, RI 02887-0542


     Sub-Account Transfers....................... (800) 200-2214


     All Other Telephone Transactions and
       Inquiries................................. (800) 388-4000

NELICO


   NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.


   The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                               [FLOW CHART] NELICO

                                     NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

                                VARIABLE ACCOUNT



Premiums and
Unscheduled
Payments

Sub-accounts
buy shares of the
Eligible Funds.


         Zenith         Zenith           Zenith       Zenith       Zenith
         Equity Growth  State            State        MFS          FI
Fixed    Sub-Account    Street Research  Street       Total        Struc-
Account                 Bond             Research     Return       tured
                        Income           Money        Sub-Account  Equity
                        Sub-Account      Market                    Sub-Account
                                         Sub-Account

Zenith         Zenith       Zenith        Zenith
Loomis Sayles  Bal-         Alger         Davis
Small          anced        Equity Growth Venture
Cap            Sub-Account  Sub-Account   Value
Sub-Account                               Sub-Account

Zenith          Zenith       Zenith      Zenith       Metro-     Metro-
Harris Oakmark  MFS          MFS         FI Mid       politan    politan
Focused         Investors    Research    Cap          Putnam     Janus
Value           Trust        Managers    Oppor-       Large Cap  Mid Cap
Sub-Account     Sub-Account  Sub-Account tunities     Growth     Sub-
                                         Sub-Account  Sub-       Account
                                                      Account



Metro-   Metro-    Metro-   Metro-   Metro-   Metro-
politan  politan   politan  politan  politan  politan
Russell  Putnam    MetLife  MetLife  Morgan   Lehman
2000     Interna-  Stock    Mid Cap  Stanley  Brothers
Index    tional    Index    Stock    EAFE     Aggregate
Sub-     Stock     Sub-     Index    Index    Bond
Account  Sub-      Account  Sub-     Sub-     Index
         Account            Account  Account  Sub-
                                              Account

Metro-     Metro-   Metro-    Metro-     Metro-     Metro-   Metro-
politan    politan  politan   politan    politan    politan  politan
State      Janus    State     Franklin   Neuberger  Harris   State
Street     Growth   Street    Templeton  Berman     Oakmark  Street
Research   Sub-     Research  Small      Partners   Large    Research
Aurora     Account  Invest-   Cap        Mid Cap    Cap      Large
Sub-                ment      Growth     Value      Value    Cap
Account             Trust     Sub-       Sub-       Sub-     Value
                    Sub-      Account    Account    Account  Sub-
                    Account                                  Account


Met        Met        Met        Met        Met
Investors  Investors  Investors  Investors  Investors
MFS Mid    PIMCO      Met/AIM    Met/AIM    PIMCO
Cap        Innova-    Mid Cap    Small      Total
Growth     tion       Core       Cap        Return
Sub-       Sub-       Equity     Growth     Sub-
Account    Account    Sub-       Sub-       Account
                      Account    Account

Met         VIP          VIP          VIP          VIP II       American
Investors   Equity-      Over-        High         Asset        Funds
State       Income       seas         Income       Manager      Growth
Street      Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-
Research                                                        Account
Concen-
trated
Interna-
tional
Sub-
Account

American   American
Funds      Funds
Growth-    Global
Income     Small
Sub-       Capital-
Account    ization Sub-
           Account


                             NEW ENGLAND ZENITH FUND

Zenith  State     State     MFS      FI       Loomis    Balanced   Alger
Equity  Street    Street    Total    Struc-   Sayles    Series     Equity
Growth  Research  Research  Return   tured    Small                Growth
Series  Bond      Money     Series   Equity   Cap                  Series
        Income    Market             Series   Series
        Series    Series

Davis    Harris Oakmark  MFS        MFS       FI Mid
Venture  Focused         Investors  Research  Cap
Value    Value           Trust      Managers  Oppor-
Series   Series          Series     Series    tunities
                                              Series

                         METROPOLITAN SERIES FUND, INC.

Putnam      Janus      Russell     Putnam     MetLife    MetLife    Morgan
Large Cap   Mid Cap    2000        Interna-   Stock      Mid Cap    Stanley
Growth      Portfolio  Index       tional     Index      Stock      EAFE
Portfolio              Portfolio   Stock      Portfolio  Index      Index
                                   Portfolio             Portfolio  Portfolio



Lehman      State      Janus
Brothers    Street     Growth
Aggregate   Research   Portfolio
Bond        Aurora
Index       Portfolio
Portfolio


State      Franklin    Neuberger   Harris     State
Street     Templeton   Berman      Oakmark    Street
Research   Small Cap   Partners    Large      Research
Invest-    Growth      Mid Cap     Cap        Large
ment Trust Portfolio   Value       Value      Cap
Portfolio              Portfolio   Portfolio  Value
                                              Portfolio


                      MET INVESTORS SERIES TRUST

MFS          PIMCO       Met/AIM     Met/AIM     PIMCO       State Street
Mid Cap      Innova-     Mid Cap     Small       Total       Research
Growth       tion        Core        Cap         Return      Concen-
Portfolio    Portfolio   Equity      Growth      Portfolio   trated
                         Portfolio   Portfolio               Interna-
                                                             tional
                                                             Portfolio

                                       VIP

Equity-     Overseas    High
Income      Portfolio   Income
Portfolio               Portfolio

                                     VIP II

Asset
Manager
Portfolio

                        AMERICAN FUNDS INSURANCE SERIES

American   American     American
Funds      Funds        Funds
Growth     Growth-      Global
Fund       Income       Small
           Fund         Capital-
                        ization
                        Fund

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options. The death benefit option under a Policy may not be changed.

   The Option 1 death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 death benefit is equal to the face amount of the Policy plus the amount, if any, by which the Policy's cash value exceeds its "tabular cash value". The Policy's tabular cash value is a hypothetical value and is discussed under "Tabular Cash Value" below. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   Generally, the Option 2 death benefit may exceed the face amount if the Policy's sub-accounts (and the cash value in the Fixed Account) have earned greater than a 4.5% net return, if you have paid more than the scheduled premiums, or if less than the maximum charges were deducted.

   To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than the Policy's cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This means that if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value.

GUARANTEED MINIMUM DEATH BENEFIT

   Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as you paid the scheduled premiums when due or, under the Special Premium Option, they were not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) However, if an "excess Policy loan" exists, the Policy may terminate even if you paid all scheduled premiums. (See "Loan Provision" for a definition of "excess Policy loan".)

AGE 100

   The Policies endow at age 100 of the insured for the greater of the current cash value and the Policy face amount (each reduced by any outstanding loans plus interest). You can elect to continue the Policy beyond age 100 of the insured instead of taking payment at age 100. Sixty days before the anniversary when the insured is age 100 we will send you an election form. If you elect to continue the Policy, the cash value will remain in the sub-accounts and/or Fixed Account that you have chosen. We will not deduct Policy charges or accept premium payments after age 100. You can continue to make loans, surrenders and account transfers. The death benefit after age 100 equals the greater of (1) the Policy's face amount at age 100 (as reduced by any later surrenders or face amount reductions), and (2) the cash value on the date of death. The proceeds we pay will be reduced by any outstanding loan plus interest.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit reduced by any outstanding loan and accrued loan interest. If the death occurs during the grace period, we reduce the proceeds by the portion of any unpaid scheduled premium for the period prior to the date of death. (See "Default and Lapse Options".) We increase the death proceeds by any rider benefits payable and by the portion of any scheduled premium paid for a period beyond the date of death.

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

TABULAR CASH VALUE

   The Policy's tabular cash value is a hypothetical value. We use it to determine (1) the Option 2 death benefit, (2) whether you can skip a scheduled premium payment under the Special Premium Option, and (3) how much cash value you can withdraw from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".)

   See the Glossary for the definition of the tabular cash value.

   Your premium payment schedule (annual vs. quarterly, for example) affects the amount of the tabular cash value. We calculate the tabular cash value on any day as if your current payment schedule has always been in effect.

CASH VALUE

   Your Policy's cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- scheduled premiums

    -- unscheduled payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to the cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges (including amounts deducted when you use the Special
       Premium Option)

    -- partial surrenders and partial withdrawals

    -- transfers among the sub-accounts and Fixed Account

    -- the premium payment schedule (annual vs. quarterly, for example) you choose

   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any surrender charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".)

   The Policy's net cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

   The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

   A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account (currently only the mortality and expense risk charge) for that period.

   The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Fund.

ALLOCATION OF NET PREMIUMS


   Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net scheduled premium (and any net unscheduled payment made with it) with net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account from the investment start date until 15 days after we mail the confirmation for the initial premium. (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts and/or the Fixed Account as you choose.


AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY


   INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office"), or by a NELICO agency if earlier.)


   PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium. You may only make one premium payment before the Policy is issued. Generally, you cannot submit a premium payment with an application for a Policy to be used in a tax-qualified pension plan.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.

   If we issue a Policy, monthly Policy charges begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made and any unscheduled payment made.

   PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly charges begin on the Policy Date. We credit interest to the Policy at a 4.5% annual net rate for any period by which the Policy Date precedes the investment start date. Insurance coverage begins when we receive the premium.

   BACKDATING. In most states, we may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain a lower premium, based on a younger insurance age. Backdating in some cases causes the insured to be treated as a juvenile which could result in higher cost of insurance rates than if the insured had been assigned to a nonsmoker class. For a backdated Policy, you must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net scheduled premiums, adjusted for monthly Policy charges and interest at a 4.5% annual net rate for that period.

RIGHT TO RETURN THE POLICY


   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or your registered representative. (See "Receipt of Communications and Payments at NELICO's Designated Office".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any scheduled premium paid (or any other amount that is required by state insurance law) and any unscheduled payments made.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

   We deduct these charges from scheduled premiums to arrive at the Policy's BASIC scheduled premium:

    (i)charges for any rider benefits;

   (ii)extra premiums if your Policy is in a substandard risk or automatic issue class;

  (iii)the portion of the annual Policy administrative charge that is due with that scheduled premium payment. The total annual Policy administrative charge is $55 per year for Policies that pay premiums once a year and increases if you pay your premium in installments. The amount of the charge for the other premium frequencies is as follows:

                                           AMOUNT     AMOUNT
                  PAYMENT FREQUENCY      PER PAYMENT PER YEAR
                  -----------------      ----------- --------
                  Semi-annual...........  $ 28.325    $56.65
                  Quarterly.............  $14.4375    $57.75
                  Master Service Account  $ 4.8125    $57.75
                  Monthly...............  $ 4.8125    $57.75

   If an automatic issue Policy and an underwritten Policy are both issued on the same insured (because the total coverage exceeds our automatic issue limits), we will waive the annual Policy administrative charge on the automatic issue Policy.

   We do not deduct the charges described above from unscheduled payments.

   SALES CHARGE. We deduct a 5.5% sales charge from each BASIC scheduled premium and each unscheduled payment. We currently intend to waive the charge on basic scheduled premiums after the 15th Policy year:

    -- for all Policies with a face amount of at least $250,000

    -- for Policies issued in a business situation or to a tax-qualified pension plan where either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered).

   We have the right not to waive the charge or to resume the charge. We do not waive the sales charge on unscheduled payments.

   During the first 11 Policy years, if you surrender or lapse the Policy, take a partial surrender or reduce the face amount, a Surrender Charge will also apply. (See "Surrender Charge" below.)

   We may reduce the sales charges for Policies sold to some group or sponsored arrangements.

   STATE PREMIUM TAX CHARGE. We deduct 2.5% from each BASIC scheduled premium and each unscheduled payment for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings. (State insurance law may require us to waive the state premium tax charge. See "State Variations".)

   FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each BASIC scheduled premium and each unscheduled payment for our federal income tax liability related to premiums.

    EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account under a Policy with no riders and which is not a substandard or automatic issue Policy. The example assumes an annual scheduled premium payment of $2,000 and unscheduled payment of $2,000.

   SCHEDULED NET SCHEDULED
    PREMIUM     PREMIUM
   --------- -------------
    $2,000     $   2,000
                     -55   (administrative charge)
               ---------
               $   1,945   (BASIC scheduled premium)
               $   1,945
                 -175.05   (9% X 1,945 = total sales and premium tax charges)
               ---------
               $1,769.95
               ---------

    We may waive the 5.5% sales charge on scheduled premiums paid after the 15th Policy year under Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans. In that case, the net scheduled premium in this example would be $1,945 -68.08 (3.5% X 1,945), or $1,876.92.

                   NET
   UNSCHEDULED UNSCHEDULED
     PAYMENT     PAYMENT
   ----------- -----------
     $2,000      $2,000
                   -180    (9% X 2,000 = total sales and premium tax charges)
                 ------
                 $1,820
                 ------

SURRENDER CHARGE

   During the first 11 Policy years, if you totally or partially surrender your Policy, or allow it to lapse, or reduce its face amount, we deduct a Surrender Charge from the cash value.

   The Surrender Charge is a percentage of basic scheduled premiums. The charge applies to the Policy's total annualized basic scheduled premiums through the current Policy year, up to a maximum of four annualized basic scheduled premiums. This means that even if you have not yet paid the full amount of the annualized basic scheduled premiums to which the Surrender Charge applies (because, for example, you are paying premiums quarterly), we calculate the charge using the full amount of those premiums.

   The Surrender Charge rate that applies in each Policy year is:

        POLICY YEAR PERCENTAGE                APPLIED TO
        ----------- ---------- -----------------------------------------
             1        55.00%   One Annualized Basic Scheduled Premium
             2        55.00%   Two Annualized Basic Scheduled Premiums
             3        36.67%   Three Annualized Basic Scheduled Premiums
             4        27.50%   Four Annualized Basic Scheduled Premiums
             5*       26.25%   Four Annualized Basic Scheduled Premiums
             6*       25.00%   Four Annualized Basic Scheduled Premiums
             7*       20.00%   Four Annualized Basic Scheduled Premiums
             8*       15.00%   Four Annualized Basic Scheduled Premiums
             9*       10.00%   Four Annualized Basic Scheduled Premiums
            10*        5.00%   Four Annualized Basic Scheduled Premiums
            11*        0.00%   Four Annualized Basic Scheduled Premiums

--------
* End of Policy Year

   For the first four Policy years the Surrender Charge rate that applies in a particular year remains level throughout that year. Beginning in the fifth Policy year, the Surrender Charge rate declines on a monthly basis to the end of year rates shown in the table above.

   We limit the dollar amount of the Surrender Charge to an amount per $1,000 of your Policy's face amount. These limits are:

                                                 POLICY YEAR
                                 -------------------------------------------
                                  1   2   3   4   5   6   7   8   9  10  11
                                 --- --- --- --- --- --- --- --- --- --- ---
    Maximum Surrender Charge per
      $1,000 of Face Amount..... $47 $44 $42 $39 $37 $35 $33 $31 $29 $27 $25

   In all cases, we calculate the annualized premium amount to which the Surrender Charge applies based on the premium payment frequency you are using at the time. Therefore, if you are paying your premiums in quarterly installments instead of annually, the dollar amount of your Surrender Charge may be higher because the dollar amount of an annual basic scheduled premium is higher if you pay it in installments rather than once a year.

   In the case of a partial surrender or reduction in face amount, we deduct any Surrender Charge that applies from the Policy's cash value in an amount that is proportional to the amount of the face amount surrendered. (See "Partial Surrender" and "Partial Withdrawal".)

   IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER OR LAPSE.

DEDUCTIONS FROM CASH VALUE

   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we make a deduction (the "Monthly Deduction") from your cash value for these charges:

   (i) an administrative charge, currently equal to $0.10 per $1,000 of Policy face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). The monthly administrative charge is currently $0.06 per $1,000 of face amount rather than $0.10:

    -- for all Policies with a face amount of at least $250,000

    -- for Policies issued in a business situation or to a tax-qualified pension plan where either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered); and

   (ii) a minimum death benefit guarantee charge of $0.01 per $1,000 of Policy face amount.

   If there is an outstanding loan under your Policy and the net cash value is not large enough to pay the Monthly Deduction in any month, the difference is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

   MONTHLY CHARGES FOR THE COST OF INSURANCE. We deduct the cost of providing insurance protection under your Policy from your Policy's cash value at the beginning of each Policy month, beginning with the Policy Date. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4.5% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

   If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a Policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    -- underwriting class

    -- age on the first day of the Policy year

    -- sex (if the Policy is sex-based).

   The current cost of insurance rates will also depend on

    -- the insured's age at issue

    -- the Policy year

    -- the face amount at issue

    -- the average face amount sold to the group and the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

   We guarantee that the rates will not be higher than rates based on

    -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO
       Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

    -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age
       20 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

   The underwriting classes we use for standard issues are

    -- for Policies issued on non-juvenile insureds: smoker, nonsmoker, nonsmoker preferred, and nonsmoker residual

    -- for Policies issued on juvenile insureds: standard.

   Substandard and automatic issue Policies use the same smoker and nonsmoker standard rates (or, for juveniles, standard rates), but require an extra premium as part of the total scheduled premium. The overall monthly cost of insurance charges of a substandard risk Policy, including the extra premium, could exceed charges based on 100% of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

   The three nonsmoker classes are available as follows:

    -- nonsmoker preferred and nonsmoker residual, for fully underwritten
       Policies with face amounts of $250,000 or more where the issue age is 20 through 75

    -- nonsmoker, for all other underwritten Policies.

Of the three nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker residual class generally offers the least favorable current cost of insurance rates.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

   Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates will be lower for a particular insured if:

    -- the face amount is at least $250,000, unless it is an underwritten
       Policy that is in the nonsmoker residual class

    -- for a Policy with a face amount below $250,000 issued in a business situation or to a tax-qualified pension plan, either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered).

   We offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on limited underwriting information, they may present a greater mortality cost to us than underwritten Policies in a standard class. Therefore, we charge an additional premium for automatic issue Policies. The amount of the premium depends on the issue age of the insured. It may also depend on the smoker status of the insured, the Policy's face amount, or the size of the group and the average Policy face amount for the group. We deduct the additional premium from the scheduled premium before we allocate the net scheduled premium to the Variable Account. The overall guaranteed maximum monthly cost of insurance charges, including the extra premium, exceed charges based on 100% of the 1980 CSO Tables.

   Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra premium for Policies issued on a simplified underwriting basis unless the insured is in a substandard risk class. The preferred nonsmoker class is not available for these Policies.

   CHARGES UNDER THE SPECIAL PREMIUM OPTION. If you use the Special Premium Option to skip a scheduled premium, we deduct from the Policy's cash value 91%
                                                                           ---
of:
--
    -- the amount of the annual administrative charge, plus

    -- any rider premiums, plus

    -- any premiums for substandard risk or automatic issue class that were due with the scheduled premium. (See "Special Premium Option".) We deduct these charges from the Policy's sub-accounts in proportion to the Policy's cash value in each sub-account.

   CHARGES FOR ADDITIONAL SERVICES. We may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE. We charge the sub-accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .60% of the sub-accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

   CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. (See "NELICO's Income Taxes".)

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

   ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each Zenith Fund series, based on actual expenses for 2001 (anticipated expenses for 2002 for the FI Mid Cap Opportunities Series), after any applicable expense deferral arrangement.


ANNUAL OPERATING EXPENSES

  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE DEFERRAL)





                                              MANAGEMENT  OTHER   TOTAL ANNUAL
 SERIES                                          FEES    EXPENSES   EXPENSES
 ------                                       ---------- -------- ------------
 Zenith Equity...............................    .66%      .09%       .75%*
 State Street Research Bond Income...........    .40%      .09%       .49%
 State Street Research Money Market..........    .35%      .07%       .42%
 MFS Total Return............................    .50%      .13%       .63%
 FI Structured Equity........................    .68%      .10%       .78%**
 Loomis Sayles Small Cap.....................    .90%      .10%      1.00%
 Harris Oakmark Focused Value................    .75%      .12%       .87%**
 Balanced....................................    .70%      .13%       .83%
 Davis Venture Value.........................    .75%      .08%       .83%**
 Alger Equity Growth.........................    .75%      .09%       .84%
 MFS Investors Trust.........................    .75%      .15%       .90%***
 MFS Research Managers.......................    .75%      .15%       .90%***
 FI Mid Cap Opportunities....................    .80%      .15%       .95%***

--------

  *Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other operating expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however, may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.


 **Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.


***Without the applicable expense deferral arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been: 1.37% for the MFS Investors Trust Series and 1.06% for the MFS Research Managers Series. Anticipated Total Annual Expenses for the FI Mid Cap Opportunities Series (annualized from its May 1, 2002 start date) would be 1.30%.



   Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) advises the series of the New England Zenith Fund. MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for the MFS Research Managers Series; and .95% for the FI Mid Cap Opportunities Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits.

   METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 2001 (in the case of the State Street Research Large Cap Value Portfolio, anticipated expenses for 2002), after any applicable expense subsidy as a percentage of Portfolio net assets.



                                                       MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                                 FEES    EXPENSES   EXPENSES
---------                                              ---------- -------- ------------
Putnam Large Cap Growth...............................    .80%      .20%      1.00%*
Janus Mid Cap.........................................    .67%      .07%       .74%
Russell 2000 Index....................................    .25%      .30%       .55%*
Putnam International Stock............................    .90%      .26%      1.16%**
MetLife Stock Index...................................    .25%      .06%       .31%
MetLife Mid Cap Stock Index...........................    .25%      .20%       .45%*
Morgan Stanley EAFE Index.............................    .30%      .45%       .75%*
Lehman Brothers Aggregate Bond Index..................    .25%      .13%       .38%
State Street Research Aurora..........................    .85%      .13%       .98%
Janus Growth..........................................    .80%      .15%       .95%*
State Street Research Investment Trust................    .48%      .05%       .53%**
Franklin Templeton Small Cap Growth...................    .90%      .15%      1.05%*
Neuberger Berman Partners Mid Cap Value...............    .69%      .12%       .81%**
Harris Oakmark Large Cap Value........................    .75%      .11%       .86%**
State Street Research Large Cap Value.................    .70%      .15%       .85%*

--------



 * Without the applicable expense subsidy arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been 1.12% for the Putnam Large Cap Growth Portfolio, .56% for the Russell 2000 Index Portfolio, .52% for the MetLife Mid Cap Stock Index Portfolio, .82% for the Morgan Stanley EAFE Index Portfolio, 2.26% for the Janus Growth Portfolio and 2.69% for the Franklin Templeton Small Cap Growth Portfolio. Anticipated Total Annual Expenses for the State Street Research Large Cap Value Portfolio would be 1.56% (annualized since the Portfolio's start date of May 1, 2002). Expenses of the Morgan Stanley EAFE Index Portfolio have been restated to reflect the terms of the expense arrangement described below.



** Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.





   MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages: 1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; .95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.



   MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory LLC ("Met Investors Advisory") (formerly known as Met Investors Advisory Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The anticipated total operating expenses of the Portfolios for the year ended December 31,

2001, after any applicable expense subsidy, as a percentage of Portfolio average net assets, were:



                                                 MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                           FEES    EXPENSES  EXPENSES*
---------                                        ---------- -------- ------------
MFS Mid Cap Growth..............................    .00%      .80%       .80%
PIMCO Innovation................................    .00%     1.10%      1.10%
Met/AIM Mid Cap Core Equity.....................    .00%      .90%       .90%
Met/AIM Small Cap Growth........................    .00%     1.05%      1.05%
PIMCO Total Return..............................    .00%      .65%       .65%
State Street Research Concentrated International    .00%     1.10%      1.10%

--------



 * Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Absent this Agreement, Total Annual Expenses (and Management
   Fees) for the period ended December 31, 2001 would have been 2.35% (.65%) for the MFS Mid Cap Growth Portfolio, 3.97% (1.05%) for the PIMCO Innovation Portfolio and 1.15% (.50%) for the PIMCO Total Return Portfolio (annualized from the February 12, 2001 start date for these Portfolios); and 6.93% (.75%) for the Met/AIM Mid Cap Core Equity Portfolio, 4.97% (.90%) for the Met/AIM Small Cap Growth Portfolio and 5.44% (.85%) for the State Street Research Concentrated International Portfolio (annualized from the October 9, 2001 start date for these Portfolios). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.



   VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:



                                             MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                       FEES    EXPENSES  EXPENSES *
---------                                    ---------- -------- ------------
VIP Equity-Income...........................    .48%      .10%       .58%
VIP Overseas................................    .73%      .19%       .92%
VIP High Income.............................    .58%      .13%       .71%
VIP II Asset Manager........................    .53%      .11%       .64%

--------

 * Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.



   AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:

                                           MANAGEMENT 12B-1  OTHER   TOTAL ANNUAL
FUND                                          FEES    FEES  EXPENSES   EXPENSES
----                                       ---------- ----- -------- ------------
American Funds Growth.....................    .37%    .25%    .01%       .63%
American Funds Growth-Income..............    .33%    .25%    .02%       .60%
American Funds Global Small Capitalization    .80%    .25%    .03%      1.08%





   An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.


GROUP OR SPONSORED ARRANGEMENTS

   We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

   We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

   The United States Supreme Court has ruled that certain insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

SCHEDULED PREMIUMS

   The Policy requires scheduled premium payments until the insured reaches age
100. The scheduled premium amount depends on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the premium payment schedule you select, and any rider benefit premiums.

   The underwriting classes we use for setting the scheduled premium are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard, automatic issue and, for juvenile insureds, standard and substandard. Scheduled premiums for substandard and automatic issue Policies reflect additional premiums that we charge for those classes. Scheduled premiums are generally higher for males than for females and generally higher for smokers than for nonsmokers. Scheduled premiums are also generally higher for Policies issued on older insureds.

   You can pay scheduled premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. The premium payment schedule you select affects the total premium you pay in a Policy year. The total premium is highest if you select the monthly frequency and lowest if you select the annual frequency. The payment schedule also affects the Policy's cash value and tabular cash value and, therefore, may affect the death benefit.


   You can change your premium payment schedule by sending your request to us. If you change to a less frequent payment schedule (e.g. from quarterly to annual), the change goes into effect on the next premium due date under the new schedule. Until then, you make payments under the old schedule; we do not accept an advance payment of the remaining premiums due for the year under the old schedule. If you change to a more frequent payment schedule (e.g. from annual to quarterly), the change goes into effect on the next premium due date under the original schedule. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


   You may make scheduled payments by check or money order. You may also choose to have us withdraw your scheduled premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement, or "MSA". Scheduled payments made through MSA may be maintained by NELICO or an affiliate in the general account pending their due date.)


   Scheduled premiums are due at NELICO's Designated Office or a NELICO agency on or before their due dates. (See "Receipt of Communications and Payments at NELICO's Designated Office".) We allocate net scheduled premiums, after the first, to your Policy's sub-accounts on the premium due dates, not when we receive them. However, if you have not paid a premium by the due date, the cash value available to you does not include that premium, or any investment performance on it, until you actually pay it. If you use the Special Premium Option to skip a scheduled premium payment or if you miss a required scheduled premium payment, we withdraw from the Variable Account the net scheduled premium that we advanced, adjusted for investment experience on it since the due date. IF YOU DO NOT PAY A REQUIRED SCHEDULED PREMIUM, THE POLICY MAY LAPSE. SEE "DEFAULT AND LAPSE OPTIONS".


   We may apply a credit to the initial scheduled premium under a Policy converted from certain term insurance that was issued by New England Mutual, NELICO or NELICO's affiliates and also to scheduled premiums under a Policy issued to a Home Office employee of NELICO on the life of the employee, if the employee has worked for NELICO for at least one year.

UNSCHEDULED PAYMENTS

   Within limits, you may make unscheduled payments as long as the Policy has not lapsed. We may require satisfactory evidence of insurability. In addition, our consent is needed if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. We will not accept an unscheduled payment if the Policy's scheduled premiums are being waived under a waiver of premium rider. (See "Additional Benefits by Rider".) We can prohibit or limit the amount of unscheduled payments under a substandard risk or automatic issue Policy. An unscheduled payment must be at least $10 if made under the Master Service Account or certain other monthly payment arrangements, and otherwise must be at least $25.

   You may ask us to include on your premium notice for the policy anniversary a planned unscheduled payment amount in addition to the scheduled premium. Subject to our rules, you may use MSA to make unscheduled payments if you are using MSA to pay your scheduled premiums.

   Annual Level Billing Option--If your Policy has a level term rider and you
   ---------------------------
   are paying premiums once a year or through MSA, you may have us bill you or deduct through MSA a single level amount each year to pay the scheduled premium plus the increasing premium for the term insurance rider. We allocate a portion of the billed amount to your Policy as an unscheduled payment. This amount decreases each year because the premium for the term rider goes up. You may need to recalculate your Annual Level Billing amount as the term rider premium increases.

   Under any billing option, the total of all premiums and payments made could create a "modified endowment contract". You should consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

   We allocate an unscheduled payment to your Policy's sub-accounts as of the date we receive it. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


   RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. We credit payments that are at least equal to the scheduled premium due, and that we receive

    -- with a premium notice, or

    -- within the period of 25 days before the premium due date to 31 days after the due date first, as the scheduled premium due;

       next, to pay any loan interest due; and

       then, as an unscheduled payment.

   We credit all other payments as unscheduled payments, unless you designate them as loan repayments.

   If you make an unscheduled payment during the grace period and the Policy lapses, we return the payment to you.

   If you pay premiums monthly, including by MSA, we credit payments as agreed by you and us. Payments made by MSA may be maintained by NELICO or an affiliate in the general account pending crediting. Billing and crediting procedures for some group or sponsored arrangements may differ from those used for other Policy Owners.

   If you have a Policy loan, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and tax charges, whereas the loan repayment does not incur any charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) We will not treat a payment as repayment of a Policy loan unless so designated by you.

SPECIAL PREMIUM OPTION

   When you apply for a Policy, or at a later date as long as the Policy is not lapsed, you may elect the Special Premium Option. If you do, you may be able to skip a scheduled premium payment or payments after the first Policy year.

   Specifically, if you have not paid a scheduled premium by the end of the grace period, the Policy will not lapse if the cash value on the premium due date (before we advanced the net premium due) exceeded the tabular cash value by at least the amount of the scheduled premium due, including any rider and substandard risk or automatic issue premiums due. We will not use the Special Premium Option to prevent lapse if, immediately afterward, the amount of any outstanding Policy loan plus accrued interest would exceed the Policy's loan value.

   If we use the Special Premium Option, we deduct from the cash value, as of the premium due date, 91% of the portion of the annual administrative charge, and of any rider, substandard risk or automatic issue premiums, that were due. We deduct these amounts from the Policy's sub-accounts in proportion to the Policy's cash value in each. (We also withdraw the net scheduled premium that we advanced to the Policy, adjusted for investment experience on it since the due date.)

   If you have elected both the Special Premium Option and the automatic premium loan feature, we first determine whether we can use the Special Premium Option before attempting to use an automatic premium loan. (See "Automatic Premium Loan".)

   You may cancel the Special Premium Option and, generally, re-elect it at any time. The Special Premium Option is not available to you, however, while you are paying premiums by MSA.

AUTOMATIC PREMIUM LOAN

   If you elect this feature and you have not paid a scheduled premium by the end of the grace period, we use your Policy's available loan value to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. We will not make a premium loan if the Policy's loan value cannot pay at least a quarterly premium. Interest on the loan is charged from the premium due date. Like other Policy loans, an automatic premium loan can result in an excess Policy loan. (See "Loan Provision".) We will not make an automatic premium loan if you can skip the scheduled premium payment under the Special Premium Option.

DEFAULT AND LAPSE OPTIONS

   If you have not paid a required scheduled premium by the due date, then the premium is in default. The Policy provides a 31 day grace period for the payment. You have insurance coverage during the grace period, but if the insured dies before you pay the premium, we deduct from the death proceeds the portion of the unpaid premium for the period prior to the date of death.

   For 60 days after the due date of a premium in default, we do not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. If you pay the premium in default, we make these deductions retroactively. If you surrender the Policy while the premium is in default, we deduct the full Monthly Deduction and a prorated cost of insurance charge from the proceeds.

   If your Policy lapses, there are three lapse options that may be available:
Fixed Extended Term Insurance, Fixed Paid-Up Insurance and Variable Paid-Up Insurance. You may select a lapse option, or change your selection, by written request to us at any time up to 60 days after the due date of the premium in default. Eligibility conditions apply to the lapse options.

   Fixed Extended Term Insurance is fixed benefit life insurance for a limited
   -----------------------------
term with no further premiums due. The death benefit is the same as the amount of your Policy's death benefit on the due date of the premium in default. We determine the term by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period. Policy loans are not available. Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class, or is used in connection with a pension plan.

   If you are eligible for this option, it automatically applies unless you have elected Fixed or Variable Paid-Up Insurance. We will apply Fixed Paid-Up Insurance, however, if it would provide a greater death benefit.

   Paid-Up Insurance is permanent life insurance with no further premiums due.
   -----------------
We determine the amount of insurance by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the current age of the insured. Policy loans are available.

   You can elect Variable Paid-Up Insurance as a lapse option if the NET cash
                 --------------------------
value of your Policy as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, is sufficient, when used as a net single premium at the insured's current age, to purchase paid-up insurance with an initial face amount at least equal to $5,000. If your Policy's net cash value will not purchase this minimum amount of insurance, then we will provide Fixed Paid-Up Insurance instead. Variable Paid-Up Insurance is usually not available under Policies in a substandard or automatic issue class, or for an initial face amount below $5,000.

   The death benefit under Variable Paid-Up Insurance can vary monthly and the cash value can vary daily, depending on the net investment experience of the Policy's sub-accounts (and on the interest credited to any cash value in the Fixed Account). The death benefit will never be less than the initial amount of the Variable Paid-Up Insurance if there is no outstanding Policy loan. There is no minimum guaranteed cash value.

   We set the death benefit under Variable Paid-Up Insurance at the end of each Policy month for the next Policy month. The death benefit is the greater of the initial face amount of your Variable Paid-Up Insurance and the Variable Death Benefit. The Variable Death Benefit can increase or decrease, depending on how the Policy's actual investment experience for the month (plus any cost of insurance adjustment) compares to investment experience at the monthly equivalent of 4.5% per year.

   If the actual investment experience of the Policy's sub-accounts (and the net interest earned on any cash value in the Fixed Account), plus any cost of insurance adjustment, is greater than the monthly equivalent of 4.5% per year, the Variable Death Benefit increases. If it is less, the Variable Death Benefit decreases. The change in the Variable Death Benefit equals this difference between the actual return (plus any cost of insurance adjustment) and the assumed return, divided by the net single premium per dollar of death benefit at the current age of the insured. The cost of insurance adjustment reflects any difference between the actual and the guaranteed maximum cost of insurance charges under the Policy. Thus, changes in the Variable Death Benefit depend on the age, sex (unless the Policy is unisex) and underwriting class of the insured as well as on net investment experience.


   Although the death benefit will not be less than the initial face amount under the option, the Variable Death Benefit can be higher or lower than the initial amount. Changes in the Variable Death Benefit are carried forward, so that if investment experience reduces the Variable Death Benefit below the initial amount of Variable Paid-Up Insurance, subsequent favorable investment experience must first restore the Variable Death Benefit to the initial amount before it can cause the Variable Death Benefit to exceed the initial amount of Variable Paid-Up Insurance.


   The initial cash value under Variable Paid-Up Insurance is the Policy's NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, we determine the cash value in the same way as before lapse, except that we deduct the charge for the cost of insurance at the end of the Policy month instead of the beginning, and there are no Monthly Deductions. Because of this, the current cost of insurance rates under Variable Paid-Up Insurance are usually somewhat higher than they are under the Policy before lapse. Cost of insurance rates under Variable Paid-Up Insurance depend on the insured's underwriting class, attained age and sex (if the Policy is sex-based).

   You cannot make partial withdrawals, premium payments or unscheduled payments under Variable Paid-Up Insurance. You may surrender the Policy for its net cash value, which is its cash value reduced by any outstanding loan (and accrued interest) and by a pro rated charge for the cost of insurance. The amount available for a Policy loan under Variable Paid-Up Insurance is determined in the same way as prior to lapse, and an excess Policy loan may also cause your Variable Paid-Up Insurance to lapse. (See "Loan Provision".) We reserve the right to limit sub-account transfers under a Variable Paid-Up Insurance Policy to four per Policy year. We currently allow 12 sub-account transfers per Policy year.

   REINSTATEMENT. If your Policy has lapsed, you may reinstate it within 7 years (less in some states) after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

LOAN PROVISION


   You may borrow all or part of the Policy's "loan value" once 15 days have passed since we mailed the confirmation of the first premium. We make the loan as of the date when we receive a loan request. You should contact our Designated Office or your registered representative for information on loan procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".) Policy loans are not available under a Policy continued as Fixed Extended Term Insurance.

   The Policy's loan value equals:

    (i)90% (or more if required by state law) of the Policy's "projected cash value"; minus

   (ii)the Policy's Surrender Charge on the next loan interest due date or, if greater, on the date the loan is made;

  (iii)discounted at the loan interest rate (6%).

   The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next premium due date, at a 4.5% rate. The loan value available is reduced by any outstanding loan plus interest.


    EXAMPLE: Using the Policy illustrated on page A-55 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.54%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:



                                                                             ANNUAL  QUARTERLY
                                                                             ------- ---------
(1) Cash Value after Premium Payment on 10th Policy Anniversary............. $15,475  $14,371
(2) Cash Value Projected at a Constant Annual Rate of Return of 4.5% to the
     (a) 11th Policy Anniversary............................................  15,635
     (b) Next Premium Due Date..............................................           14,397
(3) 90% of Amount Calculated in (2).........................................  14,072   12,957
(4) Amount Calculated in (3), Reduced by the Applicable Surrender Charge....  13,770   12,655
(5) Amount Calculated in (4), Discounted at an Annual Rate of 6% Back to the
      10th Policy Anniversary...............................................  12,990   12,468


   A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans and loan repayments to the sub-accounts in proportion to the cash value in each. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

   The interest rate charged on Policy loans is an effective rate of 6% per year (using simple interest during the year) and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4.5% per year. The rate we currently credit is 4.75% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

   The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and premium tax charges, and the loan repayment does not incur charges. (See "Deductions from Premiums and Unscheduled Payments".)

   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

   If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with certain other Policy processing transactions.) The Policy terminates without value 31 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Default and Lapse Options".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract," loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

   Department of Labor regulations impose requirements for participant loans under pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

   You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request to us. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

   Partial Surrender.  You may make a partial surrender of the Policy to
   -----------------
receive a portion of its net cash value. A partial surrender causes a proportionate reduction in the Policy's face amount, tabular cash value, death benefit and basic scheduled premium. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

   We deduct any Surrender Charge that applies to a partial surrender from the Policy's cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

   Partial Withdrawal.  If your Policy has the Option 2 death benefit, you may
   ------------------
make a partial withdrawal of the Policy's cash value that exceeds its tabular cash value. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal reduces the Policy's Option 2 death benefit and cash value but does not affect its face amount or scheduled premium level. No Surrender Charge will apply.


    EXAMPLE: Using the Policy illustrated on page A-56, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. Before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:



                                                       AT HYPOTHETICAL AT HYPOTHETICAL AT HYPOTHETICAL
                                                          0% RETURN       6% RETURN      12% RETURN
                                                       --------------- --------------- ---------------
(1) Cash Value at the 20th anniversary, before premium
      payment.........................................     $17,164         $34,385         $71,315
(2) Tabular Cash Value................................      31,093          31,093          31,093
(3) Maximum Withdrawal = (1) - (2)....................           0           3,292          40,222


    The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the death benefit will increase above the face amount if the cash value exceeds the tabular value after the premium payment due on the 20th Policy anniversary is paid and monthly charges are deducted.

   If you have a Policy with the Option 2 death benefit and you request a portion of the cash value, unless you instruct us otherwise, we will treat the request as a partial withdrawal first and, if necessary, as a partial surrender next. In this way we minimize your Surrender Charge costs.

   If you have a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount to satisfy tax law requirements. The amount you may withdraw is limited to the cash value, less the face amount multiplied by the net single premium per $1 of death benefit at the insured's current age. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with the Option 1 death benefit reduces the Policy's death benefit (but not below the face amount) and cash value but does not reduce its face amount or affect its scheduled premium level. A partial withdrawal under a Policy with the Option 1 death benefit always reduces the death benefit by more than it reduces the cash value. No Surrender Charge will apply.


    EXAMPLE: Using the Policy with $100,000 face amount illustrated on page A-55 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. The amount available for withdrawal is calculated as of the 20th Policy anniversary.


    At the hypothetical 0% and 6% returns, no portion of the cash value may be withdrawn.

    At the hypothetical 12% return, before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:


(1) Cash Value at the 20th anniversary, before premium payment.............   $72,393
(2) Net Single Premium per $1 at age 60.................................... .47737875
(3) Face Amount X .47737875................................................   $47,738
(4) Maximum Withdrawal = (1) - (3).........................................   $24,655


    The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the premium payment due on the 20th Policy anniversary increases the death benefit above the face amount in order to satisfy Federal tax law requirements.

                               -----------------

   We limit the total number of partial surrenders and partial withdrawals you may make in one Policy year to four, unless we consent. You may not reinvest amounts withdrawn except as scheduled premiums or unscheduled payments, which incur the charges described under "Deductions From Premiums and Unscheduled Payments".


   A partial withdrawal or partial surrender reduces the Policy's cash value in the sub-accounts in proportion to the amount of cash value in each, unless you request otherwise. We determine the amount of net cash value paid on partial surrender or partial withdrawal as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial withdrawal and partial surrender procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


   A reduction in the death benefit as a result of a partial withdrawal or partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender or partial withdrawal, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

   In most states the Policies allow you to reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

   If you decrease the face amount of your Policy, we also decrease the scheduled premiums and tabular cash value. We deduct any Surrender Charge that applies from the Policy's actual cash value when you reduce its face amount. A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value.) We may also decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.


   A face amount reduction will take effect as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on face reduction procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

   You can allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. The Policy provides that you must allocate a minimum of 10% of the premium or payment to each sub-account selected in whole percentages; currently we will permit you to allocate any whole percentage to a sub-account. You can allocate your Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.


   You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")


   See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION


   Beginning 15 days after we mail the confirmation of the first premium, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year. (For Policies issued in New Jersey we can limit you to twelve transfers, with a minimum required transfer amount of $100 each and a maximum daily transfer limit of not less than $250,000.) We currently allow 12 sub-account transfers per Policy year under all Policies. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". You may distribute your Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.


   We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.

   You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.


   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


DOLLAR COST AVERAGING


   We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.



   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. Transfers made under the dollar cost averaging program count against the 12 transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Designated Office. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future.





   Ask your registered representative about the availability of this feature.



ASSET REBALANCING



   We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.



   You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Designated Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may participate in the asset rebalancing program while you are participating in the dollar cost averaging program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Dollar Cost Averaging" above). On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Designated Office. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.



   Ask your registered representative about the availability of this feature.

SUBSTITUTION OF INSURED PERSON

   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. Your registered representative can provide current information on the availability of the rider. In addition, substitution of the insured person is a taxable exchange. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS


   We ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Designated Office".) However, we may delay payment or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.


   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account. However, we may delay such payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

   During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit life insurance policy, provided that (1) you repay any Policy loans and (2) the Policy has not lapsed. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. We will attach any riders to the original Policy to the new policy if they are available.

   Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost to you.

   For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection before the death of the insured. You can contact your registered representative or the

Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.


   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional premium. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.


   The term rider discussed below permits you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.



   The Level Term Insurance Rider may provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the rider, the cost of insurance for the rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the Level Term Insurance Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. Unlike the base Policy, the Level Term Insurance Rider terminates at insured's age 100.



   Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy.

However, premiums for term rider coverage do not participate in the investment experience of the Variable Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.


      LEVEL TERM INSURANCE, which provides term insurance;

      ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

      OPTION TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured at certain times, without proof of insurability;

      GUARANTEED INCOME BENEFIT RIDER, which provides a monthly income payment (subject to a $1,000 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Scheduled Premiums--Disability of Insured Rider in order to purchase this rider. (Availability of the rider is subject to state insurance department approval.)

      WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

      WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the applicant;

      WAIVER OF SCHEDULED PREMIUMS--DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the applicant;

      WAIVER OF SCHEDULED PREMIUMS--DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the applicant;

      TEMPORARY TERM INSURANCE, which provides for term insurance from the date of issue to the Policy Date;

      CHILDREN'S INSURANCE, which provides for insurance on the life of the insured's children for a defined period.

   Certain riders are available only for sex based Policies. Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate when the insured dies.

   The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.


   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

   Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

   Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

   Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:


   The Zenith State Street Research Money Market Series (formerly, the Back Bay Advisors Money Market Series). Its investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.



   The Zenith State Street Research Bond Income Series (formerly, the Back Bay Advisors Bond Income Series). Its investment objective is a competitive total return primarily from investing in fixed-income securities.



   The Zenith Equity Series (formerly, the Capital Growth Series). Its investment objective is long-term capital appreciation.



   The Zenith MFS Total Return Series (formerly, the Back Bay Advisors Managed Series). Its investment objective is a favorable total return through investment in a diversified portfolio.



   The Zenith FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Its investment objective is long-term growth of capital.



   The Zenith Harris Oakmark Focused Value Series (formerly, the Harris Oakmark Mid Cap Value Series). Its investment objective is long-term capital appreciation.


   The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

   The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

   The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

   The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

   The Zenith MFS Investors Trust Series (formerly the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

   The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.


   The Zenith FI Mid Cap Opportunities Series. Its investment objective is long-term growth of capital.


   The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

   The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

   The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

   The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.


   The Metropolitan MetLife Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.



   The Metropolitan MetLife Mid Cap Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.



   The Metropolitan Morgan Stanley EAFE Index Portfolio. Its investment objective is to equal the performance of the MSCI EAFE Index.



   The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio. Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.



   The Metropolitan State Street Research Aurora Portfolio (formerly, the State Street Research Aurora Small Cap Value Portfolio). Its investment objective is high total return, consisting principally of capital appreciation.



   The Metropolitan Janus Growth Portfolio. Its investment objective is long-term growth of capital.



   The Metropolitan State Street Research Investment Trust Portfolio (formerly the State Street Research Growth Portfolio). Its investment objective is long-term growth of capital and income.



   The Metropolitan Franklin Templeton Small Cap Growth Portfolio. Its investment objective is long-term capital growth.



   The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio. Its investment objective is capital growth.



   The Metropolitan Harris Oakmark Large Cap Value Portfolio. Its investment objective is long-term capital appreciation.



   The Metropolitan State Street Research Large Cap Value Portfolio. Its investment objective is long-term growth of capital.



   The Met Investors MFS Mid Cap Growth Portfolio. Its investment objective is long-term growth of capital.



   The Met Investors PIMCO Innovation Portfolio. Its investment objective is to seek capital appreciation; no consideration is given to income.



   The Met Investors Met/AIM Mid Cap Core Equity Portfolio. Its investment objective is long-term growth of capital.

   The Met Investors Met/AIM Small Cap Growth Portfolio. Its investment objective is long-term growth of capital.



   The Met Investors PIMCO Total Return Portfolio. Its investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.



   The Met Investors State Street Research Concentrated International Portfolio. Its investment objective is long-term growth of capital.



   The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500.


   The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

   The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

   The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.


   The American Funds Insurance Series American Funds Growth Fund. Its investment objective is to seek capital appreciation through stocks.



   The American Funds Insurance Series American Funds Growth-Income Fund. Its investment objective is to seek capital appreciation and income.



   The American Funds Insurance Series American Funds Global Small Capitalization Fund. Its investment objective is to seek capital appreciation through stocks.




   The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.

   VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

   The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

   The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

   The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

   MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.





                       SERIES             SUB-ADVISER
                       ------             -----------
Zenith Equity                           N/A
State Street Research Money Market      State Street Research and Management Company
State Street Research Bond Income       State Street Research and Management Company
MFS Total Return                        Massachusetts Financial Services Company
FI Structured Equity                    Fidelity Management & Research Company
Loomis Sayles Small Cap                 Loomis, Sayles & Company, L.P
Balanced                                Wellington Management Company, LLP
Harris Oakmark Focused Value            Harris Associates L.P.
Davis Venture Value                     Davis Selected Advisers, L.P.*
Alger Equity Growth                     Fred Alger Management, Inc.
MFS Investors Trust                     Massachusetts Financial Services Company
MFS Research Managers                   Massachusetts Financial Services Company
FI Mid Cap Opportunities                Fidelity Management & Research Company

--------

* Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



   Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Management Limited Partnership was the sub-adviser of the Zenith Equity Series until May 1, 2002. Also effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. In the case of the State Street Research Money Market Series, the State Street Research Bond Income Series, the MFS Total Return Series, the FI Structured Equity Series, the Loomis Sayles Small Cap Series and the Harris Oakmark Focused Value Series, MetLife Advisers became the adviser on May 1, 1995. The State Street Research Money Market Series', State Street Research Bond Income Series' and MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001. At that time State Street Research and Management Company became the sub-adviser to the State Street Research Money Market and Bond Income Series and Massachusetts Financial Services Company became the sub-adviser to the MFS Total Return Series. The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

   MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The chart below shows the sub-investment manager for each portfolio of the Metropolitan Series Fund



               PORTFOLIO                       SUB-INVESTMENT MANAGER
               ---------                       ----------------------
Putnam Large Cap Growth                       Putnam Investment Management, LLC
Janus Mid Cap                                 Janus Capital Corporation
Russell 2000 Index                            Metropolitan Life Insurance Company*
Putnam International Stock                    Putnam Investment Management, LLC
MetLife Stock Index                           Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                   Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                     Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index          Metropolitan Life Insurance Company*
State Street Research Aurora                  State Street Research and Management Company
Janus Growth                                  Janus Capital Corporation
State Street Research Investment Trust        State Street Research and Management Company
Franklin Templeton Small Cap Growth           Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value       Neuberger Berman Management, Inc.
Harris Oakmark Large Cap Value                Harris Associates, L.P.
State Street Research Large Cap Value         State Street Research and Management Company

--------


   * Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.


   Met Investors Advisory LLC (formerly known as Met Investors Advisory Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Portfolios of the Met Investors Series Trust. For more information regarding the Manager and Advisers of the Met Investors Series Trust, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statements of Additional Information. The following chart shows the Adviser for each portfolio of the Met Investors Series Trust.




                      PORTFOLIO                                          ADVISER
                      ---------                                          -------
MFS Mid Cap Growth                                      Massachusetts Financial Services Company

PIMCO Innovation                                        PIMCO Equity Advisors

Met/AIM Mid Cap Core Equity                             AIM Capital Management, Inc.

Met/AIM Small Cap Growth                                AIM Capital Management, Inc.

PIMCO Total Return                                      Pacific Investment Management Company LLC

State Street Research Concentrated International        State Street Research and Management Company


   Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income, and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

   Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A Shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4.5%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums or net unscheduled payments allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums and net unscheduled payments allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders or partial withdrawals made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4.5%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial withdrawals as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.


   TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.


   THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New Jersey). We currently allow 12 transfers per Policy year in all states. We do not count transfers out of the Fixed Account against this limit.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4.5% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders and partial withdrawals only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the transaction, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                         DISTRIBUTION OF THE POLICIES

   We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

   New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

   We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the scheduled premium paid in the first Policy year; a maximum of 5% of scheduled premiums in Policy years two through ten; and a maximum of 2% of scheduled premiums paid thereafter. Agents receive a commission of 3% of each unscheduled payment. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Agents with less than four years of service may be compensated differently. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.

   New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed those described above. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

   New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund.

   Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy based on misrepresentations made in the application. However, we cannot challenge the Policy or a rider after it has been in force, during the insured's lifetime, for two years from the date of issue. We cannot challenge the portion of the death benefit resulting from payment of an underwritten unscheduled payment for more than two years (during the insured's lifetime) from receipt of the unscheduled payment.

MISSTATEMENT OF AGE OR SEX

   If the application misstates the insured's age or sex, the Policy's cash value and death benefit are what the premiums paid and unscheduled payments made would purchase, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

   If the insured commits suicide within two years from the Policy's date of issue (or less if required by state law), the death benefit is limited to the scheduled premiums paid and unscheduled payments made, reduced by any outstanding Policy loan plus interest and by any partial withdrawals or partial surrenders made (or any greater amount required by state law).

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.


   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.




   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


   The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


   NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.


   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO


       NAME AND PRINCIPAL                             PRINCIPAL BUSINESS EXPERIENCE
        BUSINESS ADDRESS                               DURING THE PAST FIVE YEARS
       ------------------                             -----------------------------
James M. Benson.................. Chairman, President and Chief Executive Officer of NELICO since 1998 and President, Individual Business of Metropolitan Life Insurance
                                    Company since 1999; formerly, Director, President and Chief
                                    Operating Officer 1997-1998 of NELICO; President and Chief
                                    Executive Officer 1996-1997 of Equitable Life Assurance Society;
                                    President and Chief Operating Officer 1996-1997 of Equitable
                                    Companies, Inc.

Susan C. Crampton................ Director of NELICO since 1996 and serves as Principal of The Vermont
  6 Tarbox Road                     Partnership, a business consulting firm located in Jericho, Vermont
  Jericho, VT 05465                 since 1989.

Edward A. Fox.................... Director of NELICO since 1996 and Chairman of the Board of USA
  USA Education, Inc.               Education Inc. since 2001; formerly, Chairman of the Board 1997-
  11600 Sally Mae Drive             2001 of SLM Holdings.
  Reston, VA 20193

George J. Goodman................ Director of NELICO since 1996 and author, television journalist, and
Adam Smith's Global Television      editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153

     NAME AND PRINCIPAL                             PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                               DURING THE PAST FIVE YEARS
     ------------------                             -----------------------------

Dr. Evelyn E. Handler.......... Director of NELICO since 1996 and President of Merrimack Higher
  Ten Sterling Place              Education Associates, Inc. since 1998; formerly, Director 1987-1996
  Bow, NH 03304                   of New England Mutual and Executive Director and Chief Executive
                                  Officer 1994-1997 of the California Academy of Sciences.

Philip K. Howard, Esq. ........ Director of NELICO since 1996 and Partner of the law firm of Covington
  Covington & Burling             & Burling in New York City.
  1330 Avenue of the Americas
  New York, NY 10019

Bernard A. Leventhal........... Director of NELICO since 1996; formerly, Vice Chairman of the Board of
  Burlington Industries           Directors 1995-1998 of Burlington Industries, Inc.
  580 Park Avenue
  New York, NY 10021

Thomas J. May................. Director of NELICO since 1996 and Chairman and Chief Executive Officer
  NSTAR                          of NSTAR since 2000; formerly, Chairman, President and Chief
  800 Boylston Street            Executive Officer of Boston Edison Company 1994-2000.
  Boston, MA 02199

Stewart G. Nagler............. Director of NELICO since 1996 and Vice Chairman and Chief Financial
  Metropolitan Life              Officer of Metropolitan Life since 1998; formerly, Senior Executive
  One Madison Avenue             Vice President and Chief Financial Officer 1986-1998 of Metropolitan
  New York, NY 10010             Life Insurance Company.

Catherine A. Rein ............ Director of NELICO since 1998 and President and Chief Executive Officer
  Metropolitan Property and      of Metropolitan Property and Casualty Insurance Company since
  Casualty Insurance Company     1999; formerly, Senior Executive Vice President 1998-1999 and
  700 Quaker Lane                Executive Vice President 1989-1998 of Metropolitan Life Insurance
  Warwick, RI 02887              Company.

Rand N. Stowell .............. Director of NELICO since 1996 and President of United Timber Corp.
 P.O. Box 60                     and President, Randwell Co. since 2000 of Weld, Maine.
 Weld, ME 04285

Lisa M. Weber ................ Director of NELICO since 2000 and Senior Executive Vice President and
 Metropolitan Life Insurance     Chief Administrative Officer of Metropolitan Life Insurance Company
 Company                         since 2001; formerly, Executive Vice President 1998-2001 of
 One Madison Avenue              Metropolitan Life Insurance Company; Director of Diversity Strategies
 New York, NY 10010              and Development and an Associate Director of Human Resources of
                                 Paine Webber.


                         EXECUTIVE OFFICERS OF NELICO
                             OTHER THAN DIRECTORS


                                                       PRINCIPAL BUSINESS EXPERIENCE
                 NAME                                   DURING THE PAST FIVE YEARS
                 ----                                  -----------------------------
James M. Benson............... See Directors above

David W. Allen................ Senior Vice President of NELICO since 1996 and Vice President of
                                 Metropolitan Life Insurance Company since 2000.

Mary Ann Brown................ President, New England Products and Services of NELICO since 1998 and Senior Vice President of Metropolitan Life Insurance Company
                                 since 2000; formerly, Director, Worldwide Life Insurance 1997-1998 of Swiss Reinsurance New Markets; President & Chief Executive
                                 Officer 1996-1998 of Atlantic International Reinsurance Company;
                                 Executive Vice President 1996-1997 of Swiss Re Atrium and Swiss
                                 Re Services and Principal 1987-1996 of Tillinghast/Towers Perrin.

                                                           PRINCIPAL BUSINESS EXPERIENCE
                 NAME                                       DURING THE PAST FIVE YEARS
                 ----                  ---------------------------------------------------------------------

Anthony J. Candito.................... President, NEF Information Services of NELICO and Chief Information
                                         Officer since 1998 and Senior Vice President of Metropolitan Life
                                         Insurance Company since 2000; formerly, Senior Vice President
                                         1996-1998 of NELICO.

Thom A. Faria......................... President, Career Agency System of NELICO since 1996 and President-
                                         NEF Distribution of Metropolitan Life Insurance Company since 2000.

Anne M. Goggin........................ Senior Vice President and General Counsel of NELICO since 2000 and
                                         Chief Counsel-Individual Business of Metropolitan Life Insurance
                                         Company since 2000; formerly Senior Vice President and Associate
                                         General Counsel 1997-2000; Vice President and Counsel 1996-1997
                                         of NELICO..........................................................

Alan C. Leland, Jr.................... Senior Vice President of NELICO since 1996 and Vice President of
                                         Metropolitan Life Insurance Company since 2000.....................

George J. Maloof...................... Executive Vice President of NELICO since 2001 and Senior Vice
                                         President-NEF Distribution of Metropolitan Life Insurance Company
                                         since 2000; formerly, Senior Vice President 1996-2001 of NELICO....

Kenneth D. Martinelli................. Senior Vice President of NELICO since 1999 and Senior Vice President-
                                         NEF Distribution of Metropolitan Life Insurance Company since 2000;
                                         formerly, Vice President 1997-1999 of NELICO.......................

Thomas W. McConnell................... Senior Vice President of NELICO since 1996 and Director, Chief
                                         Executive Officer and President of New England Securities
                                         Corporation since 1993.............................................

Hugh C. McHaffie...................... Senior Vice President of NELICO since 1999 and Senior Vice President of Metropolitan Life Insurance Company since 2000; formerly, Vice
                                         President 1994-1999 of Manufacturers Life Insurance Company of
                                         North America......................................................

Stephen J. McLaughlin................. Senior Vice President of NELICO since 1999 and Senior Vice President-
                                         NEF Distribution of Metropolitan Life Insurance Company since 2000;
                                         formerly, Vice President 1996-1999 of NELICO.......................

Thomas W. Moore....................... Senior Vice President of NELICO since 1996 and Senior Vice President-
                                         NEF Distribution of Metropolitan Life Insurance Company since 2000.

Kathryn F. Plazak..................... Vice President, Secretary and Clerk of NELICO since 2001 and Vice
                                         President of Metropolitan Life Insurance Company since 2000;
                                         formerly, Vice President-Public Affairs 1999-2001, Second Vice
                                         President 1996-1999 of NELICO......................................

David Y. Rogers....................... Executive Vice President and Chief Financial Officer of NELICO since
                                         1999 and Senior Vice President of Metropolitan Life Insurance
                                         Company since 2000; formerly, Partner, Actuarial Consulting 1992-
                                         1999 of PricewaterhouseCoopers LLP.................................

John G. Small, Jr..................... President, New England Services of NELICO since 1997 and Vice
                                         President of Metropolitan Life Insurance Company since 2000;
                                         formerly, Senior Vice President 1996-1997 of NELICO................


   The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

   Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

   We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.


   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and by qualified plans. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.


   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

   We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.


                    RESTRICTIONS ON FINANCIAL TRANSACTIONS



   If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

                               TOLL-FREE NUMBERS

   For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

   Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

   Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

   Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

   We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

   Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

   Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

   This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

   The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

   The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables show face amounts of $100,000 and $250,000 for a male aged 40. The insured is assumed to be in the nonsmoker standard risk classification for the $100,000 Policy and in the nonsmoker preferred risk classification for the $250,000 Policy. The illustrations based on current charges for the $250,000 face amount reflect the lower charges that apply to a Policy of that size. The $100,000 Policy is assumed not to be eligible for NELICO's currently applicable charge reductions. Illustrations show Option 1 and Option 2 death benefits. (Substandard risk Policies and automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard smoker and nonsmoker Policies but require an additional premium.)

   The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, cash values available for the special premium option or automatic premium loan feature, or for withdrawal, may not be adequate for the purposes or periods illustrated even if the average rate of return is achieved. Thus, additional premiums or unscheduled payments beyond those illustrated may be necessary to achieve the results shown on particular illustrations.


   The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from annual premiums for the annual administrative charge, sales charge and state and federal premium tax charge; and (ii) a monthly deduction (consisting of an administrative charge and a minimum death benefit guarantee charge) and a charge for the cost of insurance that are deducted from the cash value on the first day of each Policy month. The net cash values reflect a surrender charge that is deducted from the cash value on surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .79% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.



   Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.38%, 4.54% and 10.45%, respectively, based on the current charge for mortality and expense risks, and -1.68%, 4.22% and 10.12%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)


   The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

   The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the

Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.


   If you request, we will furnish an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                        DEATH BENEFIT         NET CASH VALUE          CASH VALUE         INTERNAL RATE OF RETURN
        PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL      ON NET CASH VALUE
       ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF    AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF    ANNUAL RATE OF RETURN OF
POLICY  INTEREST   ----------------------- --------------------- --------------------- --------------------------
 YEAR   PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%      12%
------ ----------- ------- ------- ------- ------ ------ ------- ------ ------ -------  ------     ------  ------
   1       1,785   100,000 100,000 100,000    221    299     376  1,126  1,203   1,281 -86.99%     -82.43% -77.88%
   2       3,659   100,000 100,000 100,000    412    637     871  2,222  2,447   2,681 -79.82      -70.96  -62.68
   3       5,627   100,000 100,000 100,000  1,479  1,922   2,403  3,288  3,732   4,213 -50.19      -41.39  -33.17
   4       7,694   100,000 100,000 100,000  2,513  3,250   4,079  4,323  5,059   5,889 -36.02      -27.43  -19.43
   5       9,863   100,000 100,000 100,000  3,600  4,704   5,998  5,327  6,431   7,725 -27.37      -19.11  -11.41

   6      12,141   100,000 100,000 100,000  4,653  6,201   8,091  6,298  7,846   9,736 -22.10      -14.08   -6.59
   7      14,533   100,000 100,000 100,000  5,918  7,990  10,623  7,234  9,306  11,939 -17.55       -9.98   -2.84
   8      17,045   100,000 100,000 100,000  7,147  9,824  13,368  8,134 10,811  14,355 -14.55       -7.28   -0.38
   9      19,682   100,000 100,000 100,000  8,345 11,710  16,355  9,003 12,368  17,013 -12.44       -5.40    1.33
  10      22,452   100,000 100,000 100,000  9,510 13,649  19,606  9,839 13,978  19,935 -10.91       -4.03    2.58

  15      38,518   100,000 100,000 100,000 13,372 22,782  39,596 13,372 22,782  39,596  -8.61       -1.42    5.33
  20      59,023   100,000 100,000 150,789 17,164 34,476  72,393 17,164 34,476  72,393  -7.09        0.13    6.75
  25      85,193   100,000 100,000 223,470 19,821 48,619 124,280 19,821 48,619 124,280  -6.54        1.02    7.50
  30     118,593   100,000 104,532 324,964 20,862 65,922 205,878 20,862 65,922 205,878  -6.64        1.61    7.95


   INTERNAL RATE OF RETURN
      ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS
  ANNUAL RATE OF RETURN OF
----------------------------
   0%        6%       12%
--------  --------  --------
5,782.38% 5,782.38% 5,782.38%
  618.59    618.59    618.59
  250.44    250.44    250.44
  144.56    144.56    144.56
   97.48     97.48     97.48

   71.62     71.62     71.62
   55.51     55.51     55.51
   44.64     44.64     44.64
   36.86     36.86     36.86
   31.05     31.05     31.05

   15.80     15.80     15.80
    9.44      9.44     12.76
    6.08      6.08     11.21
    4.05      4.30     10.28


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                        DEATH BENEFIT         NET CASH VALUE          CASH VALUE         INTERNAL RATE OF RETURN
        PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL      ON NET CASH VALUE
       ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF    AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF    ANNUAL RATE OF RETURN OF
POLICY  INTEREST   ----------------------- --------------------- --------------------- --------------------------
 YEAR   PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%      12%
------ ----------- ------- ------- ------- ------ ------ ------- ------ ------ -------  ------     ------  ------
   1       1,785   100,000 100,029 100,101    221    299     376  1,126  1,203   1,281 -86.99%     -82.44% -77.88%
   2       3,659   100,000 100,061 100,282    412    637     871  2,222  2,446   2,680 -79.82      -70.96  -62.70
   3       5,627   100,000 100,095 100,553  1,479  1,922   2,401  3,288  3,732   4,211 -50.19      -41.40  -33.19
   4       7,694   100,000 100,131 100,927  2,513  3,249   4,075  4,323  5,059   5,884 -36.02      -27.44  -19.47
   5       9,863   100,000 100,170 101,416  3,600  4,702   5,989  5,327  6,430   7,716 -27.37      -19.12  -11.45

   6      12,141   100,000 100,211 102,036  4,653  6,199   8,075  6,298  7,844   9,720 -22.10      -14.09   -6.64
   7      14,533   100,000 100,255 102,801  5,918  7,987  10,597  7,234  9,303  11,913 -17.55       -9.98   -2.90
   8      17,045   100,000 100,302 103,730  7,147  9,820  13,326  8,134 10,807  14,313 -14.55       -7.29   -0.45
   9      19,682   100,000 100,357 104,848  8,345 11,705  16,289  9,003 12,363  16,947 -12.44       -5.41    1.25
  10      22,452   100,000 100,422 106,177  9,510 13,642  19,509  9,839 13,971  19,838 -10.91       -4.05    2.49

  15      38,518   100,000 100,864 116,911 13,372 22,753  39,038 13,372 22,753  39,038  -8.61       -1.44    5.16
  20      59,023   100,000 103,279 148,544 17,164 34,385  71,315 17,164 34,385  71,315  -7.09        0.11    6.62
  25      85,193   100,000 107,322 220,387 19,821 48,294 122,566 19,821 48,294 122,566  -6.54        0.97    7.41
  30     118,593   100,000 113,881 320,679 20,862 64,898 203,163 20,862 64,898 203,163  -6.64        1.51    7.88


   INTERNAL RATE OF RETURN
      ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS
  ANNUAL RATE OF RETURN OF
----------------------------
   0%        6%       12%
--------  --------  --------
5,782.38% 5,784.09% 5,788.30%
  618.59    618.83    619.67
  250.44    250.57    251.17
  144.56    144.65    145.22
   97.48     97.56     98.15

   71.62     71.69     72.33
   55.51     55.59     56.29
   44.64     44.71     45.49
   36.86     36.93     37.80
   31.05     31.12     32.09

   15.80     15.89     17.51
    9.44      9.70     12.64
    6.08      6.54     11.13
    4.05      4.78     10.21


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.


                        DEATH BENEFIT         NET CASH VALUE          CASH VALUE         INTERNAL RATE OF RETURN
        PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL      ON NET CASH VALUE
       ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF    AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF    ANNUAL RATE OF RETURN OF
POLICY  INTEREST   ----------------------- --------------------- --------------------- --------------------------
 YEAR   PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%      12%
------ ----------- ------- ------- ------- ------ ------ ------- ------ ------ -------  ------     ------  ------
   1       1,785   100,000 100,000 100,000    189    265     342  1,094  1,170   1,247 -88.88%     -84.39% -79.89%
   2       3,659   100,000 100,000 100,000    345    565     794  2,154  2,374   2,604 -82.71      -73.69  -65.30
   3       5,627   100,000 100,000 100,000  1,373  1,805   2,275  3,182  3,615   4,084 -52.51      -43.58  -35.25
   4       7,694   100,000 100,000 100,000  2,366  3,081   3,888  4,176  4,891   5,698 -37.97      -29.25  -21.15
   5       9,863   100,000 100,000 100,000  3,409  4,477   5,732  5,136  6,204   7,459 -29.02      -20.65  -12.86

   6      12,141   100,000 100,000 100,000  4,414  5,909   7,736  6,059  7,554   9,381 -23.57      -15.43   -7.85
   7      14,533   100,000 100,000 100,000  5,630  7,624  10,162  6,946  8,940  11,478 -18.82      -11.16   -3.95
   8      17,045   100,000 100,000 100,000  6,807  9,375  12,783  7,794 10,362  13,770 -15.68       -8.34   -1.38
   9      19,682   100,000 100,000 100,000  7,945 11,165  15,618  8,603 11,823  16,276 -13.49       -6.38    0.41
  10      22,452   100,000 100,000 100,000  9,041 12,992  18,689  9,370 13,321  19,018 -11.90       -4.96    1.71

  15      38,518   100,000 100,000 100,000 12,471 21,323  37,178 12,471 21,323  37,178  -9.62       -2.27    4.58
  20      59,023   100,000 100,000 136,234 13,877 29,956  65,389 13,877 29,956  65,389  -9.60       -1.22    5.88
  25      85,193   100,000 100,000 192,578 12,651 38,864 107,073 12,651 38,864 107,073 -11.33       -0.70    6.53
  30     118,593   100,000 100,000 263,769  6,694 47,302 167,067  6,694 47,302 167,067 -20.23       -0.49    6.85


   INTERNAL RATE OF RETURN
      ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS
  ANNUAL RATE OF RETURN OF
----------------------------
   0%        6%       12%
--------  --------  --------
5,782.38% 5,782.38% 5,782.38%
  618.59    618.59    618.59
  250.44    250.44    250.44
  144.56    144.56    144.56
   97.48     97.48     97.48

   71.62     71.62     71.62
   55.51     55.51     55.51
   44.64     44.64     44.64
   36.86     36.86     36.86
   31.05     31.05     31.05

   15.80     15.80     15.80
    9.44      9.44     11.94
    6.08      6.08     10.29
    4.05      4.05      9.22


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.


                        DEATH BENEFIT         NET CASH VALUE          CASH VALUE         INTERNAL RATE OF RETURN
        PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL      ON NET CASH VALUE
       ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF    AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF    ANNUAL RATE OF RETURN OF
POLICY  INTEREST   ----------------------- --------------------- --------------------- --------------------------
 YEAR   PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%      12%
------ ----------- ------- ------- ------- ------ ------ ------- ------ ------ -------  ------     ------  ------
   1       1,785   100,000 100,000 100,067    189    265     342  1,094  1,170   1,246 -88.88%     -84.39% -79.90%
   2       3,659   100,000 100,000 100,206    345    565     794  2,154  2,374   2,604 -82.71      -73.69  -65.32
   3       5,627   100,000 100,000 100,427  1,373  1,805   2,273  3,182  3,615   4,083 -52.51      -43.58  -35.28
   4       7,694   100,000 100,000 100,740  2,366  3,081   3,885  4,176  4,891   5,694 -37.97      -29.25  -21.18
   5       9,863   100,000 100,000 101,156  3,409  4,477   5,725  5,136  6,204   7,452 -29.02      -20.65  -12.90

   6      12,141   100,000 100,000 101,689  4,414  5,909   7,723  6,059  7,554   9,368 -23.57      -15.43   -7.90
   7      14,533   100,000 100,000 102,352  5,630  7,624  10,141  6,946  8,940  11,457 -18.82      -11.16   -4.00
   8      17,045   100,000 100,000 103,160  6,807  9,375  12,748  7,794 10,362  13,735 -15.68       -8.34   -1.44
   9      19,682   100,000 100,000 104,132  7,945 11,165  15,563  8,603 11,823  16,221 -13.49       -6.38    0.34
  10      22,452   100,000 100,000 105,285  9,041 12,992  18,605  9,370 13,321  18,934 -11.90       -4.96    1.63

  15      38,518   100,000 100,000 114,582 12,471 21,323  36,680 12,471 21,323  36,680  -9.62       -2.27    4.42
  20      59,023   100,000 100,000 133,478 13,877 29,956  64,066 13,877 29,956  64,066  -9.60       -1.22    5.71
  25      85,193   100,000 100,000 188,996 12,651 38,864 105,082 12,651 38,864 105,082 -11.33       -0.70    6.40
  30     118,593   100,000 100,000 259,115  6,694 47,302 164,119  6,694 47,302 164,119 -20.23       -0.49    6.76


   INTERNAL RATE OF RETURN
      ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS
  ANNUAL RATE OF RETURN OF
----------------------------
   0%        6%       12%
--------  --------  --------
5,782.38% 5,782.38% 5,786.33%
  618.59    618.59    619.38
  250.44    250.44    251.00
  144.56    144.56    145.08
   97.48     97.48     98.03

   71.62     71.62     72.21
   55.51     55.51     56.17
   44.64     44.64     45.36
   36.86     36.86     37.67
   31.05     31.05     31.95

   15.80     15.80     17.29
    9.44      9.44     11.78
    6.08      6.08     10.17
    4.05      4.05      9.13


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                        DEATH BENEFIT          NET CASH VALUE           CASH VALUE         INTERNAL RATE OF RETURN
        PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL       ON NET CASH VALUE
       ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF    AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY  INTEREST   ----------------------- ---------------------- ---------------------- --------------------------
 YEAR   PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%      12%
------ ----------- ------- ------- ------- ------ ------- ------- ------ ------- -------  ------     ------  ------
   1       4,376   250,000 250,000 250,000    710     908   1,107  2,971   3,170   3,369 -82.98%     -78.21% -73.44%
   2       8,971   250,000 250,000 250,000  1,344   1,926   2,531  5,868   6,450   7,055 -74.33      -65.61  -57.40
   3      13,795   250,000 250,000 250,000  4,168   5,322   6,571  8,692   9,846  11,094 -45.62      -37.00  -28.88
   4      18,861   250,000 250,000 250,000  6,915   8,835  10,995 11,438  13,358  15,519 -32.23      -23.84  -15.97
   5      24,179   250,000 250,000 250,000  9,791  12,676  16,054 14,109  16,994  20,372 -24.19      -16.13   -8.57

   6      29,764   250,000 250,000 250,000 12,585  16,639  21,581 16,698  20,752  25,693 -19.36      -11.54   -4.19
   7      35,628   250,000 250,000 250,000 15,912  21,345  28,241 19,202  24,635  31,531 -15.21       -7.82   -0.81
   8      41,786   250,000 250,000 250,000 19,152  26,181  35,473 21,620  28,648  37,940 -12.50       -5.40    1.38
   9      48,251   250,000 250,000 250,000 22,316  31,162  43,349 23,961  32,807  44,994 -10.61       -3.73    2.88
  10      55,039   250,000 250,000 250,000 25,398  36,291  51,937 26,221  37,113  52,759  -9.25       -2.53    3.97

  15      94,425   250,000 250,000 257,005 35,977  60,848 105,130 35,977  60,848 105,130  -7.29       -0.34    6.26
  20     144,692   250,000 250,000 402,144 47,028  93,158 193,067 47,028  93,158 193,067  -5.84        1.05    7.46
  25     208,848   250,000 250,000 597,326 55,232 132,571 332,196 55,232 132,571 332,196  -5.32        1.81    8.06
  30     290,728   250,000 286,137 869,707 59,474 180,451 550,995 59,474 180,451 550,995  -5.36        2.27    8.40


   INTERNAL RATE OF RETURN
      ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS
  ANNUAL RATE OF RETURN OF
----------------------------
   0%        6%       12%
--------  --------  --------
5,898.79% 5,898.79% 5,898.79%
  626.13    626.13    626.13
  253.02    253.02    253.02
  145.96    145.96    145.96
   98.42     98.42     98.42

   72.31     72.31     72.31
   56.07     56.07     56.07
   45.10     45.10     45.10
   37.25     37.25     37.25
   31.39     31.39     31.39

   16.01     16.01     16.31
    9.60      9.60     13.42
    6.21      6.21     11.75
    4.16      4.91     10.72


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                        DEATH BENEFIT          NET CASH VALUE           CASH VALUE         INTERNAL RATE OF RETURN
        PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL       ON NET CASH VALUE
       ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF    AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY  INTEREST   ----------------------- ---------------------- ---------------------- --------------------------
 YEAR   PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%      12%
------ ----------- ------- ------- ------- ------ ------- ------- ------ ------- -------  ------     ------  ------
   1       4,376   250,051 250,235 250,417    709     908   1,106  2,971   3,170   3,368 -82.98%     -78.22% -73.45%
   2       8,971   250,000 250,484 251,054  1,344   1,925   2,529  5,868   6,449   7,053 -74.33      -65.62  -57.43
   3      13,795   250,000 250,749 251,939  4,168   5,320   6,564  8,692   9,843  11,088 -45.63      -37.01  -28.92
   4      18,861   250,000 251,032 253,105  6,915   8,829  10,981 11,438  13,353  15,505 -32.23      -23.86  -16.02
   5      24,179   250,000 251,331 254,586  9,791  12,667  16,027 14,109  16,985  20,345 -24.19      -16.15   -8.63

   6      29,764   250,000 251,650 256,423 12,585  16,625  21,533 16,698  20,738  25,645 -19.36      -11.56   -4.26
   7      35,628   250,000 251,989 258,658 15,912  21,324  28,162 19,202  24,614  31,452 -15.21       -7.84   -0.88
   8      41,786   250,000 252,350 261,340 19,152  26,151  35,347 21,620  28,618  37,815 -12.50       -5.43    1.30
   9      48,251   250,000 252,745 264,535 22,316  31,121  43,159 23,961  32,766  44,804 -10.61       -3.76    2.79
  10      55,039   250,000 253,177 268,301 25,398  36,235  51,655 26,221  37,058  52,477  -9.25       -2.56    3.87

  15      94,425   250,000 255,909 298,242 35,977  60,645 103,608 35,977  60,645 103,608  -7.29       -0.38    6.09
  20     144,692   250,000 264,840 396,477 47,028  92,631 190,346 47,028  92,631 190,346  -5.84        0.99    7.34
  25     208,848   250,000 278,559 589,544 55,232 131,029 327,868 55,232 131,029 327,868  -5.32        1.72    7.98
  30     290,728   250,000 299,469 858,890 59,474 177,067 544,142 59,474 177,067 544,142  -5.36        2.16    8.34


   INTERNAL RATE OF RETURN
      ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS
  ANNUAL RATE OF RETURN OF
----------------------------
   0%        6%       12%
--------  --------  --------
5,900.04% 5,904.43% 5,908.81%
  626.13    626.88    627.76
  253.02    253.42    254.04
  145.96    146.26    146.85
   98.42     98.67     99.29

   72.31     72.54     73.21
   56.07     56.29     57.03
   45.10     45.31     46.13
   37.25     37.47     38.38
   31.39     31.61     32.63

   16.01     16.27     17.94
    9.60     10.07     13.31
    6.21      6.92     11.67
    4.16      5.16     10.65


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.


                        DEATH BENEFIT          NET CASH VALUE           CASH VALUE         INTERNAL RATE OF RETURN
        PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL       ON NET CASH VALUE
       ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF    AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY  INTEREST   ----------------------- ---------------------- ---------------------- --------------------------
 YEAR   PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%      12%
------ ----------- ------- ------- ------- ------ ------- ------- ------ ------- -------  ------     ------  ------
   1       4,376   250,000 250,000 250,000    473     663     855  2,735   2,925   3,116 -88.66%     -84.08% -79.50%
   2       8,971   250,000 250,000 250,000    862   1,412   1,986  5,386   5,936   6,510 -82.41      -73.26  -64.76
   3      13,795   250,000 250,000 250,000  3,432   4,514   5,687  7,956   9,037  10,211 -51.90      -42.91  -34.51
   4      18,861   250,000 250,000 250,000  5,916   7,703   9,721 10,440  12,227  14,244 -37.34      -28.59  -20.45
   5      24,179   250,000 250,000 250,000  8,522  11,192  14,330 12,840  15,511  18,648 -28.43      -20.04  -12.23
   6      29,764   250,000 250,000 250,000 11,036  14,772  19,339 15,148  18,884  23,452 -23.02      -14.88   -7.30
   7      35,628   250,000 250,000 250,000 14,074  19,059  25,406 17,364  22,349  28,696 -18.32      -10.66   -3.46
   8      41,786   250,000 250,000 250,000 17,016  23,439  31,958 19,484  25,906  34,426 -15.22       -7.89   -0.94
   9      48,251   250,000 250,000 250,000 19,861  27,913  39,046 21,506  29,558  40,691 -13.07       -5.98    0.80
  10      55,039   250,000 250,000 250,000 22,602  32,480  46,721 23,425  33,302  47,544 -11.51       -4.59    2.07
  15      94,425   250,000 250,000 250,000 31,177  53,307  92,946 31,177  53,307  92,946  -9.33       -2.02    4.81
  20     144,692   250,000 250,000 340,586 34,692  74,890 163,473 34,692  74,890 163,473  -9.36       -1.03    6.05
  25     208,848   250,000 250,000 481,445 31,627  97,159 267,683 31,627  97,159 267,683 -11.10       -0.54    6.66
  30     290,728   250,000 250,000 659,423 16,735 118,254 417,667 16,735 118,254 417,667 -19.92       -0.36    6.96


          INTERNAL RATE OF RETURN
             ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF
POLICY ----------------------------
 YEAR     0%        6%       12%
------ --------  --------  --------
   1   5,898.79% 5,898.79% 5,898.79%
   2     626.13    626.13    626.13
   3     253.02    253.02    253.02
   4     145.96    145.96    145.96
   5      98.42     98.42     98.42
   6      72.31     72.31     72.31
   7      56.07     56.07     56.07
   8      45.10     45.10     45.10
   9      37.25     37.25     37.25
  10      31.39     31.39     31.39
  15      16.01     16.01     16.01
  20       9.60      9.60     12.10
  25       6.21      6.21     10.41
  30       4.16      4.16      9.32


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.


                        DEATH BENEFIT              NET CASH VALUE                       CASH VALUE
        PREMIUMS    ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
       ACCUMULATED      GROSS ANNUAL                GROSS ANNUAL                       GROSS ANNUAL
END OF    AT 5%       RATE OF RETURN OF          RATE OF RETURN OF                  RATE OF RETURN OF
POLICY  INTEREST   -----------------------     ----------------------             ----------------------
 YEAR   PER YEAR     0%      6%      12%         0%         6%          12%         0%         6%          12%
------ ----------- ------- ------- -------     ------     -------     -------     ------     -------     -------
   1       4,376   250,000 250,000 250,168        473         663         854      2,735       2,925       3,116
   2       8,971   250,000 250,000 250,516        862       1,412       1,985      5,386       5,936       6,509
   3      13,795   250,000 250,000 251,068      3,432       4,514       5,683      7,956       9,037      10,207
   4      18,861   250,000 250,000 251,850      5,916       7,703       9,712     10,440      12,227      14,236
   5      24,179   250,000 250,000 252,891      8,522      11,192      14,313     12,840      15,511      18,631
   6      29,764   250,000 250,000 254,222     11,036      14,772      19,308     15,148      18,884      23,421
   7      35,628   250,000 250,000 255,879     14,074      19,059      25,353     17,364      22,349      28,643
   8      41,786   250,000 250,000 257,901     17,016      23,439      31,871     19,484      25,906      34,338
   9      48,251   250,000 250,000 260,330     19,861      27,913      38,909     21,506      29,558      40,554
  10      55,039   250,000 250,000 263,213     22,602      32,480      46,513     23,425      33,302      47,335
  15      94,425   250,000 250,000 286,455     31,177      53,307      91,700     31,177      53,307      91,700
  20     144,692   250,000 250,000 333,695     34,692      74,890     160,165     34,692      74,890     160,165
  25     208,848   250,000 250,000 472,491     31,627      97,159     262,705     31,627      97,159     262,705
  30     290,728   250,000 250,000 647,788     16,735     118,254     410,298     16,735     118,254     410,298


  INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
     ON NET CASH VALUE                          ON DEATH BENEFIT
ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
 ANNUAL RATE OF RETURN OF                   ANNUAL RATE OF RETURN OF
--------------------------                ----------------------------
   0%         6%             12%             0%              6%             12%
 ------     ------         ------         --------        --------        --------
-88.66%     -84.08%        -79.50%        5,898.79%       5,898.79%       5,902.81%
-82.41      -73.26         -64.78           626.13          626.13          626.93
-51.90      -42.91         -34.54           253.02          253.02          253.59
-37.34      -28.59         -20.48           145.96          145.96          146.49
-28.43      -20.04         -12.27            98.42           98.42           98.97
-23.02      -14.88          -7.35            72.31           72.31           72.91
-18.32      -10.66          -3.51            56.07           56.07           56.72
-15.22       -7.89          -1.00            45.10           45.10           45.82
-13.07       -5.98           0.73            37.25           37.25           38.06
-11.51       -4.59           1.99            31.39           31.39           32.29
 -9.33       -2.02           4.65            16.01           16.01           17.50
 -9.36       -1.03           5.88             9.60            9.60           11.94
-11.10       -0.54           6.53             6.21            6.21           10.29
-19.92       -0.36           6.86             4.16            4.16            9.23


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

   This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


   The Policies became available in 1997. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Zenith Equity Series, the State Street Research Bond Income Series and the State Street Research Money Market Series, commenced operations on August 26, 1983. The MFS Total Return Series of the Zenith Fund commenced operations on May 1, 1987. The FI Structured Equity Series and Harris Oakmark Focused Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995. The FI Mid Cap Opportunities Series commenced operations on May 1, 2002 and is not included in this Appendix.



   The commencement of operations for the following Portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was:
November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Portfolio; and May 1, 2001 for the Janus Growth Portfolio. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio; and May 1, 2001 for the Franklin Templeton Small Cap Growth Portfolio. These Portfolios were made available to the Variable Account on January 11, 2002. The Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on November 9, 1998 and was made available to the Variable Account on May 1, 2002. The State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2002 and is not included in this Appendix.


   On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.




   The commencement of operations for the following Portfolios of the Met Investors Series Trust was: February 12, 2001 for the MFS Mid Cap Growth Portfolio, the PIMCO Innovation Portfolio and the PIMCO Total Return Portfolio; and October 9, 2001 for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio. The MFS Mid Cap Growth Portfolio and PIMCO Innovation Portfolio were made available to the Variable Account on January 11, 2002. The remaining Met Investors Series Trust Portfolios shown in this Appendix were made available to the Variable Account on May 1, 2002. Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

   The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.

   The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

   We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of ..60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

   Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

   The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

   The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.


                     SUB-ACCOUNTS INVESTING IN ZENITH FUND




                                                            --------------------------------------------------------------

                                                            8/26/83- -----------------------------------------------------
SUB-ACCOUNT                                                 12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89
-----------                                                 -------- -------- -------- -------- -------- -------- --------
Zenith Equity/1/...........................................   8.64%    -.96%   67.09%   94.04%   51.79%   -9.34%   29.98%
State Street Research Bond Income/2/.......................   2.83%   11.93    18.05    14.15     1.65     7.72    11.63
State Street Research Money Market/2/......................   3.08%    9.96     7.61     6.16     5.89     6.87     8.60







SUB-ACCOUNT                                                 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                 -------- -------- -------- -------- -------- -------- --------
Zenith Equity/1/...........................................  -4.06%   53.06%   -6.61%   14.28%   -7.62%   37.21%   20.34%
State Street Research Bond Income/2/.......................   7.44    17.25     7.53    11.94    -3.94    20.47     3.98
State Street Research Money Market/2/......................   7.54     5.58     3.18     2.36     3.35     5.07     4.50




                                                                                                         8/26/83- 8/26/83-
                                                                                                         12/31/01 12/31/01
                                                                                                          TOTAL   EFFECTIVE
SUB-ACCOUNT                                                 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                                                 -------- -------- -------- -------- -------- -------- ---------
Zenith Equity/1/...........................................  22.74%   33.29%   15.01%   -5.22%   -16.93% 2109.94%   18.38%
State Street Research Bond Income/2/.......................  10.23     8.39    -1.06     7.50      8.15   376.11     8.88
State Street Research Money Market/2/......................   4.71     4.63     4.34     5.59      3.36   170.16     5.57




                                                            -----------------------------------------------------

                                                            5/1/87-  --------------------------------------------
SUB-ACCOUNT                                                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92
-----------                                                 -------- -------- -------- -------- -------- --------
MFS Total Return/3/........................................  -1.06%    8.83%   18.37%    2.59%   19.45%    6.06%






SUB-ACCOUNT                                                 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
-----------                                                 -------- -------- -------- -------- -------- -------- --------
MFS Total Return/3/........................................   9.99%   -1.70%   30.48%   14.34%   25.81%   18.94%    9.31%



                                                                              5/1/87-   5/1/87-
                                                                              12/31/01 12/31/01
                                                                               TOTAL   EFFECTIVE
SUB-ACCOUNT                                                 12/31/00 12/31/01  RETURN   ANNUAL
-----------                                                 -------- -------- -------- ---------
MFS Total Return/3/........................................  -3.96%   -4.38%   301.38%   9.94%



                                                                                          ANNUAL NET RATE OF RETURN
                                                               --------------------------------------------------------------
                                                                                                  FOR ONE YEAR ENDING
                                                               4/30/93- -----------------------------------------------------
SUB-ACCOUNT                                                    12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
-----------                                                    -------- -------- -------- -------- -------- -------- --------
FI Structured Equity/4/......................................  13.78%   -1.80%   35.65%   17.38%   32.67%   23.71%    8.70%
Harris Oakmark Focused Value/5/..............................  14.28     -.87    29.57    16.90    16.62    -6.03    -0.25



                                                                                 4/30/93- 4/30/93-
                                                                                 12/31/01 12/31/01
                                                                                  TOTAL   EFFECTIVE
SUB-ACCOUNT                                                    12/31/00 12/31/01  RETURN   ANNUAL
-----------                                                    -------- -------- -------- ---------
FI Structured Equity/4/.......................................  -5.72%   -14.44%  156.04%   11.45%
Harris Oakmark Focused Value/5/...............................  19.71     27.01   185.24    12.85

                                                       ANNUAL NET RATE OF RETURN
                                ----------------------------------------------------------------------  5/2/94-   5/2/94-
                                                              FOR ONE YEAR ENDING                       12/31/01 12/31/01
                                5/2/94-  -------------------------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                     12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                     -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Loomis Sayles Small Cap........  -3.61%   28.08%   29.90%   24.11%   -2.28%   30.96%    4.62%   -9.38%   141.48%   12.19%



                                                        ANNUAL NET RATE OF RETURN
                                 -----------------------------------------------------------------------  10/31/94- 10/31/94-
                                                                FOR ONE YEAR ENDING                       12/31/01  12/31/01
                                 10/31/94- -------------------------------------------------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN    ANNUAL
-----------                      --------- -------- -------- -------- -------- -------- -------- -------- --------- ---------
Alger Equity Growth.............   -4.29%   47.81%   12.49%   24.88%   46.90%   33.33%   -14.20%  -12.55%  192.04%    16.13%
Balanced/6/.....................    -.20    24.05    16.21    15.48     8.46    -5.63     -2.50    -5.02    57.47      6.54
Davis Venture Value.............   -3.60    38.45    25.08    32.70    13.73    16.81      8.83   -11.68   182.92     15.62



                                    ANNUAL NET RATE OF RETURN
                                   ---------------------------    4/30/99- 4/30/99-
                                            FOR ONE YEAR ENDING   12/31/01 12/31/01
                                   4/30/99- ------------------     TOTAL   EFFECTIVE
SUB-ACCOUNT                         3/1/99      12/31/00 12/31/01  RETURN   ANNUAL
-----------                        --------     -------- -------- -------- ---------
MFS Investors Trust...............   2.44%        -.74%   -16.44%  -15.03%   -5.91%
MFS Research Managers.............  19.32        -4.21    -21.43   -10.20    -3.94

--------

(1) The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.


(2) The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.


(3) The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.


(4) The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P. until May 1, 2002 when Fidelity Management and Research Company became the sub-adviser.


(5) The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.


(6) The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser.


           SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.


                                          ANNUAL NET RATE OF RETURN
                                 -------------------------------------------  3/3/97-   3/3/97-
                                                  FOR ONE YEAR ENDING         12/31/01 12/31/01
                                 3/3/97-  ----------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                      -------- -------- -------- -------- -------- -------- ---------
Janus Mid Cap...................  27.57%   36.37%   121.59%  -31.28%  -38.04%   64.16%   10.81%






                                    ANNUAL NET RATE OF RETURN
                                    ------------------------  5/1/00-   5/1/00-
                                                    ONE YEAR  12/31/01 12/31/01
                                     5/1/00-         ENDING    TOTAL   EFFECTIVE
   SUB-ACCOUNT                       12/31/00       12/31/01   RETURN   ANNUAL
   -----------                      --------       --------   -------- ---------
   Putnam Large Cap Growth.........  -27.29%        -31.24%    -50.00%  -34.02%



                                                        ANNUAL NET RATE OF RETURN
                                 -----------------------------------------------------------------------  10/31/94- 10/31/94-
                                                                FOR ONE YEAR ENDING                       12/31/01  12/31/01
                                 10/31/94- -------------------------------------------------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN    ANNUAL
-----------                      --------- -------- -------- -------- -------- -------- -------- -------- --------- ---------
Putnam International Stock/1/...   2.50%     5.60%    6.03%   -1.89%    6.63%   23.87%   -10.73%  -21.07%   4.79%     0.65%



                                                                             ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------------------------------
                                                                                     FOR ONE YEAR ENDING
                       5/1/87-  -----------------------------------------------------------------------------------------
SUB-ACCOUNT            12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------            -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
MetLife Stock Index/2/  -12.55%  15.65%   29.37%   -4.72%   29.65%    6.65%    9.07%    .51%    36.10%   21.73%   31.70%


                                                           5/1/87-   5/1/87-
                                                           12/31/01 12/31/01
                                                            TOTAL   EFFECTIVE
SUB-ACCOUNT            12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------            -------- -------- -------- -------- -------- ---------
MetLife Stock Index/2/  27.17%   19.66%   -9.59%   -12.75%  394.96%   11.52%



                                     ANNUAL NET RATE OF RETURN
                                     ------------------------  7/5/00-   7/5/00-
                                                     ONE YEAR  12/31/01 12/31/01
                                     7/5/00-          ENDING    TOTAL   EFFECTIVE
    SUB-ACCOUNT                      12/31/00        12/31/01   RETURN   ANNUAL
    -----------                      --------        --------  -------- ---------
    MetLife Mid Cap Stock Index.....   6.53%          -1.77%     4.64%     3.09%
    State Street Research Aurora....  22.86           15.31     41.67     26.35

                                             ANNUAL NET RATE OF RETURN
                                        ----------------------------------  11/9/98- 11/9/98-
                                                    FOR ONE YEAR ENDING     12/31/01 12/31/01
                                        11/9/98- -------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                             12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                             -------- -------- -------- -------- -------- ---------
Morgan Stanley EAFE Index..............   8.02%   24.16%   -14.99%  -22.21%  -11.31%   -3.75%
Lehman Brothers Aggregate Bond Index...   1.29    -1.96     10.75     5.20    15.70     4.75
Neuberger Berman Partners Mid Cap Value   7.35    16.93     27.48    -3.09    55.08    10.81
Russell 2000 Index.....................   5.39    22.00     -4.38     0.26    23.27     6.88
Harris Oakmark Large Cap Value.........  -2.79    -7.45     11.79    17.66    18.32    -8.84




                                                                                     ANNUAL NET RATE OF RETURN
             --------------------------------------------------------------------------------------------------------------------
                                                                                             FOR ONE YEAR ENDING
             6/24/83- -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT  12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95
-----------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
State Street
 Research
 Investment
 Trust/3/...  -2.66%   -0.07%   33.98%    9.55%    6.54%   11.43%   31.34%   -5.97%   32.29%   10.90%   13.72%   -3.84%   32.34%



                                                                   6/24/83- 6/24/83-
                                                                   12/31/01 12/31/01
                                                                    TOTAL   EFFECTIVE
SUB-ACCOUNT  12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------  -------- -------- -------- -------- -------- -------- -------- ---------
State Street
 Research
 Investment
 Trust/3/...  21.44%   27.60%   27.97%   17.76%   -6.74%   -17.51%  684.84%   11.77%



                                      ANNUAL NET
                                    RATE OF RETURN 5/1/01-   5/1/01-
                                    -------------- 12/31/01 12/31/01
                                       5/1/01-      TOTAL   EFFECTIVE
SUB-ACCOUNT                            12/31/01     RETURN   ANNUAL
-----------                         -------------- -------- ---------
Janus Growth.......................     -22.11%     -22.11%    N/A
Franklin Templeton Small Cap Growth     -11.56      -11.56     N/A

--------

(1) On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.


(2) On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


(3) The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.



             SUB-ACCOUNTS INVESTING IN MET INVESTORS SERIES TRUST





                                       ANNUAL NET RATE              2/12/01-
                                          OF RETURN                 12/31/01
                                          2/12/01-                  EFFECTIVE
SUB-ACCOUNT                               12/31/01       2/12/01-    ANNUAL
-----------                            ---------------   12/31/01   ---------
PIMCO Total Return ..................        6.44%          6.44%      N/A
PIMCO Innovation.....................      -38.43         -38.43       N/A
MFS Mid Cap Growth ..................      -16.74         -16.74       N/A




                                                                          10/9/01-
                                                                          12/31/01
                                                    10/9/01-   10/9/01-   EFFECTIVE
SUB-ACCOUNT                                         12/31/01   12/31/01    ANNUAL
-----------                                         -------- TOTAL RETURN ---------
Met/AIM Mid Cap Core Equity(1).....................   9.15%      9.15%       N/A
Met/AIM Small Cap Growth(1)........................  18.14      18.14        N/A
State Street Research Concentrated International(1)   7.85       7.85        N/A
--------


(1) Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

                         SUB-ACCOUNTS INVESTING IN VIP



                                                                               ANNUAL NET RATE OF RETURN
                    -----------------------------------------------------------------------------------------------------------
                                                                                      FOR ONE YEAR ENDING
                    10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT         12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------         -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity--Income ..   .06%    -3.08%   21.98%   16.64%   -15.80%  31.07%   16.39%   17.59%    6.43%   34.29%   13.59%   27.34%




                                                        10/9/86- 10/9/86-
                                                        12/31/01 12/31/01
                                                         TOTAL   EFFECTIVE
SUB-ACCOUNT         12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------         -------- -------- -------- -------- -------- ---------
Equity--Income ..    10.96%    5.69%    7.77%   -5.53%   419.11%   11.42%



                                                                      ANNUAL NET RATE OF RETURN
                --------------------------------------------------------------------------------------------------------------------
                                                                              FOR ONE YEAR ENDING
                1/28/87- -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT     12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
-----------     -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas .......  -5.90%    7.48%   25.53%   -2.26%    7.79%   -11.12%  36.53%    1.12%    9.02%   12.53%   10.89%   12.08%   41.77%



                                   1/28/87- 1/28/87-
                                   12/31/01 12/31/01
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/00 12/31/01  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
Overseas .......  -19.59%  -21.64%  122.30%   5.50%




                                                                       ANNUAL NET RATE OF RETURN
        --------------------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                 -----------------------------------------------------------------------------------------------------------
SUB-    9/19/85-
ACCOUNT 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High
 Income   6.20%   16.98%    0.61%   10.97%   -4.75%   -2.82%   34.27%   22.43%   19.68%   -2.13%   19.88%   13.35%   16.96%





                                            9/19/85- 9/19/85-
                                            12/31/01 12/31/01
SUB-                                         TOTAL   EFFECTIVE
ACCOUNT 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
------- -------- -------- -------- -------- -------- ---------
High
 Income  -4.90%    7.51%   -22.94%  -12.26%  171.59%   6.33%


                        SUB-ACCOUNT INVESTING IN VIP II



                                                                    ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
                       9/6/89-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT            12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
-----------            -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager.........   .62%     6.08%   21.83%   11.04%   20.51%   -6.65%   16.26%   13.91%   19.93%   14.36%   10.43%   -4.50%




                                 9/6/89-   9/6/89-
                                 12/31/01 12/31/01
                                  TOTAL   EFFECTIVE
SUB-ACCOUNT            12/31/01  RETURN    ANNUAL
-----------            -------- -------- ---------
Asset Manager.........  -4.67%   196.62%   9.23%


           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES



                                                                                  ANNUAL NET RATE OF RETURN
              -----------------------------------------------------------------------------------------------------------
                                                                                         FOR ONE YEAR ENDING
              2/8/84-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT   12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95
-----------   -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Growth.......   1.33%   19.04%   29.27%    7.13%   13.59%   30.01%   -5.24%   32.11%    9.82%   15.30%   -0.37%   32.11%
Growth-income   8.37    36.09    21.10    -0.30    13.34    24.27    -3.46    22.95     6.97    11.30     1.18    31.84




                                                                     2/8/84-   2/8/84-
                                                                    12/31/ 01 12/31/01
                                                                      TOTAL   EFFECTIVE
SUB-ACCOUNT   12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN    ANNUAL
-----------   -------- -------- -------- -------- -------- -------- --------- ---------
Growth.......  12.39%   29.02%   34.43%   56.33%    3.85%   -18.65%  1225.07%   15.54%
Growth-income  17.70    24.79    17.38    10.53     7.31      1.94    885.55    13.64



                                 ANNUAL NET RATE OF RETURN
                            ----------------------------------  4/30/98- 4/30/98-
                                        FOR ONE YEAR ENDING     12/31/01 12/31/01
                            4/30/98- -------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                 -------- -------- -------- -------- -------- ---------
Global Small Capitalization   2.06%   90.23%   -17.02%  -13.38%  39.54%    9.50%

POLICY PERFORMANCE


   The material below assumes a Policy with an Option 1 death benefit was issued with a $250,000 face amount and annual premiums of $4,168, paid on August 26 of each year (May 1 in the case of the Metropolitan MetLife Stock Index, Zenith MFS Total Return, Metropolitan Putnam Large Cap Growth, Metropolitan Janus Growth and Metropolitan Franklin Templeton Small Cap Growth Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income, Met Investors Met/AIM Mid Cap Core Equity, Met Investors Met/AIM Small Cap Growth and Met Investors State Street Research Concentrated International Sub-Accounts; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith FI Structured Equity, Zenith Harris Oakmark Focused Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index, the Harris Oakmark Large Cap Value and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account, and the American Funds Growth-Income Sub-Account; April 30 in the case of the American Funds Global Small Capitalization Sub-Account; and February 12 in the case of the Met Investors MFS Mid Cap Growth, Met Investors PIMCO Innovation and Met Investors PIMCO Total Return Sub-Accounts), to a male nonsmoker preferred risk, age 40. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)



                             $250,000 FACE AMOUNT

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                         OPTION 1--FIXED DEATH BENEFIT


ZENITH EQUITY SUB-ACCOUNT(1)



                                                               INTERNAL RATE INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  OF RETURN ON
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH        DEATH
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE        BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983.. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1983   4,168   250,000  250,000    3,804    1,542    -94.26%            --
December 31, 1984   8,335   250,000  250,000    6,853    2,329    -86.84       1,911.21%
December 31, 1985  12,503   250,000  250,000   15,173   10,649    -11.55         424.10
December 31, 1986  16,670   250,000  250,000   32,434   27,910     29.28         202.39
December 31, 1987  20,838   250,000  250,000   51,557   47,119     36.06         124.87
December 31, 1988  25,005   250,000  250,000   49,852   45,619     21.21          87.22
December 31, 1989  29,173   250,000  250,000   67,880   64,110     23.30          65.47
December 31, 1990  33,340   250,000  250,000   67,677   64,730     16.89          51.48
December 31, 1991  37,508   250,000  322,884  106,924  104,799     22.75          47.57
December 31, 1992  41,675   250,000  303,714  103,097  101,794     17.62          38.56
December 31, 1993  45,843   250,000  349,520  120,772  120,293     17.08          35.19
December 31, 1994  50,010   250,000  319,570  113,258  113,258     13.24          29.09
December 31, 1995  54,178   250,000  426,741  159,734  159,734     15.85          29.40
December 31, 1996  58,345   250,000  518,665  194,314  194,314     16.18          28.51
December 31, 1997  62,513   250,000  580,428  240,248  240,248     16.68          26.85
December 31, 1998  66,680   250,000  786,935  322,478  322,478     18.02          27.49
December 31, 1999  70,848   250,000  851,084  373,373  373,373     17.71          25.83
December 31, 2000  75,015   250,000  802,889  350,909  350,909     15.52          23.16
December 31, 2001  79,183   250,000  656,592  298,003  298,003     12.72          19.61

ZENITH STATE STREET RESEARCH BOND INCOME SUB-ACCOUNT(2)



                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983.. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1983   4,168   250,000  250,000    3,587    1,325    -96.29%            --
December 31, 1984   8,335   250,000  250,000    7,387    2,863    -79.92       1,911.21%
December 31, 1985  12,503   250,000  250,000   11,976    7,452    -34.86         424.10
December 31, 1986  16,670   250,000  250,000   16,799   12,276    -16.14         202.39
December 31, 1987  20,838   250,000  250,000   20,153   15,715    -11.93         124.87
December 31, 1988  25,005   250,000  250,000   24,781   20,549     -6.90          87.22
December 31, 1989  29,173   250,000  250,000   30,727   26,957     -2.36          65.47
December 31, 1990  33,340   250,000  250,000   36,126   33,179      -.13          51.48
December 31, 1991  37,508   250,000  250,000   45,532   43,407      3.33          41.83
December 31, 1992  41,675   250,000  250,000   51,874   50,571      3.94          34.81
December 31, 1993  45,843   250,000  250,000   60,947   60,467      5.07          29.50
December 31, 1994  50,010   250,000  250,000   61,235   61,235      3.41          25.36
December 31, 1995  54,178   250,000  250,000   76,916   76,916      5.36          22.06
December 31, 1996  58,345   250,000  250,000   82,936   82,936      4.98          19.37
December 31, 1997  62,513   250,000  250,000   94,307   94,307      5.39          17.14
December 31, 1998  66,680   250,000  254,406  105,463  105,463      5.59          15.46
December 31, 1999  70,848   250,000  253,240  107,639  107,639      4.81          13.82
December 31, 2000  75,015   250,000  271,690  120,020  120,020      5.07          13.12
December 31, 2001  79,183   250,000  288,929  131,912  131,912      5.18          12.44

ZENITH STATE STREET RESEARCH MONEY MARKET SUB-ACCOUNT(2)

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983.. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1983   4,168   250,000  250,000    3,594    1,333    -96.23%            --
December 31, 1984   8,335   250,000  250,000    7,161    2,637    -82.93       1,911.21%
December 31, 1985  12,503   250,000  250,000   10,861    6,337    -44.40         424.10
December 31, 1986  16,670   250,000  250,000   14,637   10,113    -25.96         202.39
December 31, 1987  20,838   250,000  250,000   18,590   14,152    -16.32         124.87
December 31, 1988  25,005   250,000  250,000   22,955   18,723    -10.19          87.22
December 31, 1989  29,173   250,000  250,000   27,966   24,196     -5.62          65.47
December 31, 1990  33,340   250,000  250,000   33,066   30,119     -2.65          51.48
December 31, 1991  37,508   250,000  250,000   37,861   35,736     -1.12          41.83
December 31, 1992  41,675   250,000  250,000   41,965   40,663      -.51          34.81
December 31, 1993  45,843   250,000  250,000   45,821   45,341      -.21          29.50
December 31, 1994  50,010   250,000  250,000   50,221   50,221       .07          25.36
December 31, 1995  54,178   250,000  250,000   55,567   55,567       .40          22.06
December 31, 1996  58,345   250,000  250,000   60,807   60,807       .60          19.37
December 31, 1997  62,513   250,000  250,000   66,366   66,366       .81          17.14
December 31, 1998  66,680   250,000  250,000   72,470   72,470      1.05          15.27
December 31, 1999  70,848   250,000  250,000   78,834   78,834      1.26          13.69
December 31, 2000  75,015   250,000  250,000   86,464   86,464      1.58          12.32
December 31, 2001  79,183   250,000  250,000   92,473   92,473      1.63          11.14

ZENITH MFS TOTAL RETURN SUB-ACCOUNT(3)



                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987...... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1987   4,168   250,000  250,000    3,303    1,041    -87.45%            --
December 31, 1988   8,335   250,000  250,000    6,870    2,346    -71.05       1,004.35%
December 31, 1989  12,503   250,000  250,000   11,736    7,212    -29.85         321.10
December 31, 1990  16,670   250,000  250,000   15,220   10,696    -19.61         170.58
December 31, 1991  20,838   250,000  250,000   21,541   17,154     -7.22         110.46
December 31, 1992  25,005   250,000  250,000   26,109   21,928     -4.14          79.27
December 31, 1993  29,173   250,000  250,000   31,855   28,291      -.84          60.52
December 31, 1994  33,340   250,000  250,000   34,306   31,564     -1.32          48.15
December 31, 1995  37,508   250,000  250,000   48,528   46,609      4.61          39.46
December 31, 1996  41,675   250,000  250,000   58,456   57,359      6.08          33.05
December 31, 1997  45,843   250,000  250,000   77,061   76,787      8.84          28.15
December 31, 1998  50,010   250,000  254,606   94,737   94,737      9.96          24.57
December 31, 1999  54,178   250,000  275,064  106,423  106,423      9.68          22.48
December 31, 2000  58,345   250,000  266,923  103,512  103,512      7.66          19.47
December 31, 2001  62,513   250,000  253,258  102,941  102,941      6.25          16.72

ZENITH FI STRUCTURED EQUITY SUB-ACCOUNT(4)

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1993   4,168   250,000  250,000    3,765    1,503    -78.11%            --
December 31, 1994   8,335   250,000  250,000    6,824    2,300    -71.58         999.79%
December 31, 1995  12,503   250,000  250,000   13,111    8,587    -21.01         320.41
December 31, 1996  16,670   250,000  250,000   18,786   14,263     -7.08         170.35
December 31, 1997  20,838   250,000  250,000   28,778   24,408      5.97         110.35
December 31, 1998  25,005   250,000  250,000   38,827   34,663     10.36          79.20
December 31, 1999  29,173   250,000  250,000   45,228   41,732      9.73          60.48
December 31, 2000  33,340   250,000  250,000   44,150   41,477      5.20          48.13
December 31, 2001  37,508   250,000  250,000   41,390   39,540      1.13          39.44

ZENITH HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT(5)

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1993   4,168   250,000  250,000    3,783    1,522    -77.71%            --
December 31, 1994   8,335   250,000  250,000    6,893    2,369    -70.63         999.79%
December 31, 1995  12,503   250,000  250,000   12,776    8,252    -23.07         320.41
December 31, 1996  16,670   250,000  250,000   18,184   13,660     -9.00         170.35
December 31, 1997  20,838   250,000  250,000   24,847   20,477      -.65         110.35
December 31, 1998  25,005   250,000  250,000   25,721   21,557     -4.67          79.20
December 31, 1999  29,173   250,000  250,000   28,399   24,903     -4.32          60.48
December 31, 2000  33,340   250,000  250,000   36,696   34,023       .49          48.13
December 31, 2001  37,508   250,000  250,000   50,679   48,829      5.59          39.44

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT


                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994...... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --             --
December 31, 1994   4,168   250,000  250,000   3,175     913     -89.78%            --
December 31, 1995   8,335   250,000  250,000   7,862   3,339     -57.77       1,008.95%
December 31, 1996  12,503   250,000  250,000  13,738   9,214     -17.34         321.80
December 31, 1997  16,670   250,000  250,000  20,939  16,416       -.71         170.81
December 31, 1998  20,838   250,000  250,000  23,067  18,681      -4.08         110.57
December 31, 1999  25,005   250,000  250,000  34,339  30,158       5.94          79.33
December 31, 2000  29,173   250,000  250,000  36,692  33,128       3.46          60.56
December 31, 2001  33,340   250,000  250,000  38,015  35,273       1.35          48.18

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994. $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --             --
December 31, 1994   4,168   250,000  250,000   3,381   1,119     -99.96%            --
December 31, 1995   8,335   250,000  250,000   8,036   3,512     -84.69       3,152.30%
December 31, 1996  12,503   250,000  250,000  12,195   7,671     -38.38         510.22
December 31, 1997  16,670   250,000  250,000  18,301  13,778     -11.28         225.29
December 31, 1998  20,838   250,000  250,000  30,494  26,022      10.31         134.56
December 31, 1999  25,005   250,000  250,000  44,136  39,869      17.45          92.36
December 31, 2000  29,173   250,000  250,000  39,155  35,248       5.93          68.59
December 31, 2001  33,340   250,000  250,000  38,854  35,769       1.91          53.55

ZENITH BALANCED SUB-ACCOUNT(6)

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994. $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --             --
December 31, 1994   4,168   250,000  250,000   3,575   1,313     -99.90%            --
December 31, 1995   8,335   250,000  250,000   7,687   3,163     -89.46       3,152.30%
December 31, 1996  12,503   250,000  250,000  12,097   7,574     -39.30         510.22
December 31, 1997  16,670   250,000  250,000  17,091  12,567     -16.62         225.29
December 31, 1998  20,838   250,000  250,000  21,744  17,271      -8.64         134.56
December 31, 1999  25,005   250,000  250,000  23,512  19,246      -9.88          92.36
December 31, 2000  29,173   250,000  250,000  25,542  21,635      -9.59          68.59
December 31, 2001  33,340   250,000  250,000  27,653  24,568      -8.50          53.55

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994. $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --             --
December 31, 1994   4,168   250,000  250,000   3,465   1,203     -99.94%            --
December 31, 1995   8,335   250,000  250,000   8,027   3,504     -84.81       3,152.30%
December 31, 1996  12,503   250,000  250,000  13,243   8,719     -28.96         510.22
December 31, 1997  16,670   250,000  250,000  20,692  16,168      -1.83         225.29
December 31, 1998  20,838   250,000  250,000  26,829  22,356       3.25         134.56
December 31, 1999  25,005   250,000  250,000  34,563  30,297       7.18          92.36
December 31, 2000  29,173   250,000  250,000  39,691  35,784       6.40          68.59
December 31, 2001  33,340   250,000  250,000  39,227  36,142       2.19          53.55

ZENITH MFS INVESTORS TRUST SUB-ACCOUNT


                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429          --            --
December 31, 1999   4,168   250,000  250,000   3,347   1,085      -86.53%           --
December 31, 2000   8,335   250,000  250,000   6,224   1,700      -79.96        999.79%
December 31, 2001  12,503   250,000  250,000   8,072   3,548      -59.66        320.41

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429          --            --
December 31, 1999   4,168   250,000  250,000   3,928   1,666      -74.49%           --
December 31, 2000   8,335   250,000  250,000   6,250   1,726      -79.60        999.79%
December 31, 2001  12,503   250,000  250,000   7,737   3,214      -63.09        320.41

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
March 3, 1997.... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429          --            --
December 31, 1997   4,168   250,000  250,000   4,181   1,919      -60.70%           --
December 31, 1998   8,335   250,000  250,000   9,637   5,114      -31.67        783.27%
December 31, 1999  12,503   250,000  250,000  28,210  23,686       39.03        284.37
December 31, 2000  16,670   250,000  250,000  19,219  14,696       -5.34        157.72
December 31, 2001  20,838   250,000  250,000  15,090  10,737      -22.69        104.28

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
November 9, 1998. $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429          --            --
December 31, 1998   4,168   250,000  250,000   3,835   1,573      -99.89%           --
December 31, 1999   8,335   250,000  250,000   8,181   3,658      -85.00      3,412.92%
December 31, 2000  12,503   250,000  250,000  10,374   5,851      -58.33        524.25
December 31, 2001  16,670   250,000  250,000  14,342   9,818      -31.25        228.77

METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
May 1, 2000...... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429          --            --
December 31, 2000   4,168   250,000  250,000   2,205       0     -100.00%           --
December 31, 2001   8,335   250,000  250,000   4,128       0     -100.00      1,008.95%


METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT(7)

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
October 31, 1994. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1994   4,168   250,000  250,000    3,663    1,401    -99.85%            --
December 31, 1995   8,335   250,000  250,000    7,208    2,685    -94.71       3,152.30%
December 31, 1996  12,503   250,000  250,000   10,771    6,247    -52.62         510.22
December 31, 1997  16,670   250,000  250,000   13,573    9,049    -35.33         225.29
December 31, 1998  20,838   250,000  250,000   17,617   13,144    -21.22         134.56
December 31, 1999  25,005   250,000  250,000   25,118   20,851     -6.84          92.36
December 31, 2000  29,173   250,000  250,000   25,308   21,401     -9.94          68.59
December 31, 2001  33,340   250,000  250,000   23,277   20,193    -14.22          53.55

METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT(8)
                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987...... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1987   4,168   250,000  250,000    2,913      652    -93.77%            --
December 31, 1988   8,335   250,000  250,000    6,684    2,161    -73.63       1,004.35%
December 31, 1989  12,503   250,000  250,000   12,542    8,018    -24.58         321.10
December 31, 1990  16,670   250,000  250,000   14,828   10,304    -21.18         170.58
December 31, 1991  20,838   250,000  250,000   22,585   18,198     -5.04         110.46
December 31, 1992  25,005   250,000  250,000   27,304   23,123     -2.47          79.27
December 31, 1993  29,173   250,000  250,000   32,974   29,410       .22          60.52
December 31, 1994  33,340   250,000  250,000   36,164   33,422       .06          48.15
December 31, 1995  37,508   250,000  250,000   53,224   51,305      6.63          39.46
December 31, 1996  41,675   250,000  250,000   67,664   66,568      8.86          33.05
December 31, 1997  45,843   250,000  266,086   92,775   92,501     11.94          29.16
December 31, 1998  50,010   250,000  319,430  121,073  121,073     13.64          27.88
December 31, 1999  54,178   250,000  374,809  147,718  147,718     14.16          26.58
December 31, 2000  58,345   250,000  348,535  132,026  132,026     10.77          22.72
December 31, 2001  62,513   250,000  296,218  120,795  120,795      8.17          18.48

METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT
                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
July 5, 2000..... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 2000   4,168   250,000  250,000    3,517    1,255    -91.47%            --
December 31, 2001   8,335   250,000  250,000    6,665    2,142    -81.86       1,400.97%

METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT
                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
November 9, 1998. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1998   4,168   250,000  250,000    3,933    1,671    -99.84%            --
December 31, 1999   8,335   250,000  250,000    8,304    3,780    -83.13       3,412.92%
December 31, 2000  12,503   250,000  250,000   10,113    5,589    -61.36         524.25
December 31, 2001  16,670   250,000  250,000   11,036    6,512    -54.76         228.77

METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT
                                                                 INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- -------- -------- ------------- -------------
November 9, 1998... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1998..   4,168   250,000  250,000    3,687    1,425    -99.95%            --
December 31, 1999..   8,335   250,000  250,000    6,689    2,165    -99.06       3,412.92%
December 31, 2000..  12,503   250,000  250,000   10,665    6,141    -55.06         524.25
December 31, 2001..  16,670   250,000  250,000   14,100    9,577    -32.69         228.77

METROPOLITAN STATE STREET RESEARCH AURORA SUB-ACCOUNT
                                                                 INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- -------- -------- ------------- -------------
July 5, 2000....... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 2000..   4,168   250,000  250,000    4,140    1,878    -80.49%            --
December 31, 2001..   8,335   250,000  250,000    7,909    3,386    -64.81       1,400.97%

METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT(9)
                                                                 INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- -------- -------- ------------- -------------
June 24, 1983...... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1983..   4,168   250,000  250,000    3,279    1,018    -93.34%            --
December 31, 1984..   8,335   250,000  250,000    6,677    2,153    -80.14       1,311.93%
December 31, 1985..  12,503   250,000  250,000   12,312    7,788    -28.52         362.61
December 31, 1986..  16,670   250,000  250,000   16,395   11,871    -16.29         184.08
December 31, 1987..  20,838   250,000  250,000   20,012   15,609    -11.34         116.73
December 31, 1988..  25,005   250,000  250,000   25,178   20,979     -5.81          82.77
December 31, 1989..  29,173   250,000  250,000   37,334   33,701      4.09          62.72
December 31, 1990..  33,340   250,000  250,000   36,554   33,744      0.30          49.64
December 31, 1991..  37,508   250,000  250,000   51,874   49,886      6.23          40.52
December 31, 1992..  41,675   250,000  250,000   60,854   59,689      7.01          33.84
December 31, 1993..  45,843   250,000  250,000   72,344   72,002      7.95          28.76
December 31, 1994..  50,010   250,000  250,000   72,107   72,107      5.92          24.78
December 31, 1995..  54,178   250,000  264,224   99,637   99,637      8.94          22.34
December 31, 1996..  58,345   250,000  321,207  123,441  123,441     10.10          22.09
December 31, 1997..  62,513   250,000  385,482  160,110  160,110     11.66          21.76
December 31, 1998..  66,680   250,000  497,423  206,856  206,856     12.98          22.26
December 31, 1999..  70,848   250,000  564,040  246,597  246,597     13.33          21.46
December 31, 2000..  75,015   250,000  522,147  224,629  224,629     11.12          18.93
December 31, 2001..  79,183   250,000  423,587  194,119  194,119      8.70          15.60

METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT
                                                                 INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- -------- -------- ------------- -------------
November 9, 1998... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1998..   4,168   250,000  250,000    3,909    1,647    -99.85%            --
December 31, 1999..   8,335   250,000  250,000    7,959    3,436    -88.21       3,412.92%
December 31, 2000..  12,503   250,000  250,000   13,020    8,496    -31.59         524.25
December 31, 2001..  16,670   250,000  250,000   16,305   11,781    -20.67         228.77

HARRIS OAKMARK LARGE CAP VALUE SUB-ACCOUNT
                                                                   INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH      CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT    VALUE     VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
November 9, 1998... $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 1998..   4,168   250,000  250,000    3,536     1,274     -99.98%            --
December 31, 1999..   8,335   250,000  250,000    6,460     1,936     -99.55       3,412.92%
December 31, 2000..  12,503   250,000  250,000   10,264     5,740     -59.60         524.25
December 31, 2001..  16,670   250,000  250,000   15,564    11,040     -24.46         228.77

METROPOLITAN JANUS GROWTH SUB-ACCOUNT
                                                                   INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH      CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT    VALUE     VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
May 1, 2001........ $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 2001..   4,168   250,000  250,000    2,529       267     -98.36%            --

METROPOLITAN FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT
                                                                   INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH              NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT  CASH VALUE  VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
May 1, 2001........ $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 2001..   4,168   250,000  250,000    2,888       626     -94.14%            --

MET INVESTORS MFS MID CAP GROWTH SUB-ACCOUNT
                                                                   INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH              NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT  CASH VALUE  VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
February 12, 2001.. $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 2001..   4,168   250,000  250,000    2,554       292     -95.09%            --

MET INVESTORS PIMCO TOTAL RETURN SUB-ACCOUNT
                                                                   INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH      CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT    VALUE     VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
February 12, 2001.. $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 2001..   4,168   250,000  250,000    3,395     1,133     -77.15%            --

MET INVESTORS PIMCO INNOVATION SUB-ACCOUNT
                                                                   INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH      CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT    VALUE     VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
February 12, 2001.. $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 2001..   4,168   250,000  250,000    1,782         0     -100.0%            --

MET INVESTORS STATE STREET RESEARCH CONCENTRATED INTERNATIONAL SUB-ACCOUNT(10)
                                                                     INTERNAL
                                                                       RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH      CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT    VALUE     VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
October 9, 2001.... $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 2001..   4,168   250,000  250,000    3,872     1,610     -98.47%            --

MET INVESTORS MET/AIM MID CAP CORE EQUITY SUB-ACCOUNT(10)
                                                                   INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                     OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH      CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT    VALUE     VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- ---------- -------- ------------- -------------
October 9, 2001.... $ 4,168  $250,000 $250,000  $ 3,691   $ 1,429         --             --
December 31, 2001..   4,168   250,000  250,000    3,920     1,658     -98.26%            --

MET INVESTORS MET/AIM SMALL CAP GROWTH SUB-ACCOUNT(10)
                                                                 INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- -------- -------- ------------- -------------
October 9, 2001.... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 2001..   4,168   250,000  250,000 $  4,246    1,984    -96.17%            --

VIP EQUITY-INCOME SUB-ACCOUNT
                                                                 INTERNAL RATE
                     TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                    PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                  PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                -------- -------- -------- -------- -------- ------------- -------------
October 9, 1986.... $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1986..   4,168   250,000  250,000    3,592    1,330    -99.34%            --
December 31, 1987..   8,335   250,000  250,000    6,066    1,543    -98.80       2,628.41%
December 31, 1988..  12,503   250,000  250,000   10,375    5,851    -53.87         478.46
December 31, 1989..  16,670   250,000  250,000   15,189   10,665    -25.04         217.17
December 31, 1990..  20,838   250,000  250,000   15,977   11,504    -26.55         131.19
December 31, 1991..  25,005   250,000  250,000   24,069   19,802     -8.59          90.59
December 31, 1992..  29,173   250,000  250,000   31,267   27,360     -1.99          67.52
December 31, 1993..  33,340   250,000  250,000   39,695   36,610      2.50          52.84
December 31, 1994..  37,508   250,000  250,000   45,075   42,813      3.10          42.79
December 31, 1995..  41,675   250,000  250,000   63,972   62,532      8.36          35.51
December 31, 1996..  45,843   250,000  250,000   75,408   74,791      9.04          30.03
December 31, 1997..  50,010   250,000  277,649   98,881   98,881     11.32          27.39
December 31, 1998..  54,178   250,000  296,275  113,183  113,183     11.17          24.76
December 31, 1999..  58,345   250,000  314,579  122,384  122,384     10.36          22.56
December 31, 2000..  62,513   250,000  335,732  133,048  133,048      9.79          20.82
December 31, 2001..  66,680   250,000  313,492  130,424  130,424      8.16          17.93

VIP OVERSEAS SUB-ACCOUNT

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
January 28, 1987. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1987   4,168   250,000  250,000    2,945      684    -85.89%            --
December 31, 1988   8,335   250,000  250,000    6,725    2,201    -64.07         689.91%
December 31, 1989  12,503   250,000  250,000   12,007    7,483    -24.45         266.39
December 31, 1990  16,670   250,000  250,000   14,825   10,301    -18.94         151.07
December 31, 1991  20,838   250,000  250,000   19,197   14,879    -11.32         100.99
December 31, 1992  25,005   250,000  250,000   19,616   15,503    -13.85          73.82
December 31, 1993  29,173   250,000  250,000   30,816   27,526     -1.48          57.04
December 31, 1994  33,340   250,000  250,000   33,846   31,379     -1.37          45.77
December 31, 1995  37,508   250,000  250,000   40,706   39,061       .82          37.74
December 31, 1996  41,675   250,000  250,000   48,755   47,933      2.56          31.76
December 31, 1997  45,843   250,000  250,000   57,361   57,361      3.74          27.15
December 31, 1998  50,010   250,000  250,000   67,423   67,423      4.57          23.51
December 31, 1999  54,178   250,000  255,403   99,665   99,665      8.48          20.85
December 31, 2000  58,345   250,000  250,000   82,112   82,112      4.49          18.16
December 31, 2001  62,513   250,000  250,000   66,531   66,531      0.78          16.14

VIP HIGH INCOME SUB-ACCOUNT

                                                                INTERNAL RATE
                    TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                   PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                 PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----               -------- -------- -------- -------- -------- ------------- -------------
September 19, 1985 $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1985.   4,168   250,000  250,000    3,757    1,496    -97.35%            --
December 31, 1986.   8,335   250,000  250,000    7,650    3,126    -80.69       2,258.71%
December 31, 1987.  12,503   250,000  250,000   10,735    6,212    -47.93         452.37
December 31, 1988.  16,670   250,000  250,000   15,003   10,479    -25.14         210.23
December 31, 1989.  20,838   250,000  250,000   17,180   12,725    -21.44         128.25
December 31, 1990.  25,005   250,000  250,000   19,659   15,409    -17.58          89.03
December 31, 1991.  29,173   250,000  250,000   29,460   25,621     -3.97          66.57
December 31, 1992.  33,340   250,000  250,000   39,004   35,988      2.01          52.22
December 31, 1993.  37,508   250,000  250,000   49,745   47,552      5.47          42.35
December 31, 1994.  41,675   250,000  250,000   51,602   50,231      3.85          35.19
December 31, 1995.  45,843   250,000  250,000   64,909   64,361      6.26          29.79
December 31, 1996.  50,010   250,000  250,000   76,350   76,350      7.08          25.59
December 31, 1997.  54,178   250,000  250,000   92,202   92,202      8.10          22.24
December 31, 1998.  58,345   250,000  250,000   90,762   90,762      6.26          19.52
December 31, 1999.  62,513   250,000  251,720  100,473  100,473      6.24          17.34
December 31, 2000.  66,680   250,000  250,000   79,912   79,912      2.28          15.38
December 31, 2001.  70,848   250,000  250,000   73,442   73,442      0.43          13.77

VIP II ASSET MANAGER SUB-ACCOUNT

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
September 6, 1989 $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1989   4,168   250,000  250,000    3,575    1,313    -97.36%            --
December 31, 1990   8,335   250,000  250,000    7,080    2,556    -85.84       2,059.44%
December 31, 1991  12,503   250,000  250,000   11,810    7,287    -37.06         436.67
December 31, 1992  16,670   250,000  250,000   16,277   11,753    -18.69         205.92
December 31, 1993  20,838   250,000  250,000   22,839   18,383     -5.39         126.40
December 31, 1994  25,005   250,000  250,000   24,114   19,864     -8.19          88.04
December 31, 1995  29,173   250,000  250,000   31,270   27,432     -1.86          65.97
December 31, 1996  33,340   250,000  250,000   38,764   35,749      1.82          51.82
December 31, 1997  37,508   250,000  250,000   49,462   47,269      5.29          42.06
December 31, 1998  41,675   250,000  250,000   59,917   58,546      6.90          34.98
December 31, 1999  45,843   250,000  250,000   69,244   68,695      7.39          29.63
December 31, 2000  50,010   250,000  250,000   67,653   67,653      5.07          25.46
December 31, 2001  54,178   250,000  250,000   68,582   68,582      3.65          22.14

AMERICAN FUNDS GROWTH SUB-ACCOUNT

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
February 8, 1984. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1984   4,168   250,000  250,000    3,207      946    -81.00%      9,689.90%
December 31, 1985   8,335   250,000  250,000    6,987    2,463    -61.47         718.00
December 31, 1986  12,503   250,000  250,000   12,970    8,446    -19.37         271.98
December 31, 1987  16,670   250,000  250,000   16,599   12,075    -13.05         153.17
December 31, 1988  20,838   250,000  250,000   22,306   17,970     -5.08         102.03
December 31, 1989  25,005   250,000  250,000   33,191   29,061      4.44          74.43
December 31, 1990  29,173   250,000  250,000   33,998   30,639      1.26          57.43
December 31, 1991  33,340   250,000  250,000   48,403   45,867      7.22          46.04
December 31, 1992  37,508   250,000  250,000   56,259   54,545      7.56          37.94
December 31, 1993  41,675   250,000  250,000   68,156   67,265      8.71          31.91
December 31, 1994  45,843   250,000  250,000   70,325   70,256      7.09          27.27
December 31, 1995  50,010   250,000  269,960   97,741   97,741     10.11          24.70
December 31, 1996  54,178   250,000  307,919  112,354  112,354     10.13          23.35
December 31, 1997  58,345   250,000  380,226  148,348  148,348     11.92          23.21
December 31, 1998  62,513   250,000  470,780  202,493  202,493     13.84          23.14
December 31, 1999  66,680   250,000  707,669  320,601  320,601     17.03          25.07
December 31, 2000  70,848   250,000  815,703  322,948  322,948     15.48          24.25
December 31, 2001  75,015   250,000  612,924  274,149  274,149     12.59          19.78

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH    NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- -------- -------- ------------- -------------
February 8, 1984. $ 4,168  $250,000 $250,000 $  3,691 $  1,429        --             --
December 31, 1984   4,168   250,000  250,000    3,443    1,181    -75.64%      9,689.90%
December 31, 1985   8,335   250,000  250,000    8,547    4,023    -42.28         718.00
December 31, 1986  12,503   250,000  250,000   14,032    9,508    -13.80         271.98
December 31, 1987  16,670   250,000  250,000   16,693   12,169    -12.75         153.17
December 31, 1988  20,838   250,000  250,000   22,217   17,882     -5.25         102.03
December 31, 1989  25,005   250,000  250,000   31,705   27,575      2.89          74.43
December 31, 1990  29,173   250,000  250,000   33,238   29,880      0.62          57.43
December 31, 1991  33,340   250,000  250,000   44,253   41,717      5.08          46.04
December 31, 1992  37,508   250,000  250,000   50,454   48,740      5.31          37.94
December 31, 1993  41,675   250,000  250,000   59,334   58,443      6.18          31.91
December 31, 1994  45,843   250,000  250,000   62,963   62,894      5.28          27.27
December 31, 1995  50,010   250,000  250,000   87,351   87,351      8.45          23.60
December 31, 1996  54,178   250,000  280,537  105,321  105,321      9.26          22.14
December 31, 1997  58,345   250,000  346,083  134,747  134,747     10.74          22.09
December 31, 1998  62,513   250,000  384,110  160,951  160,951     11.25          20.92
December 31, 1999  66,680   250,000  418,906  181,146  181,146     11.11          19.76
December 31, 2000  70,848   250,000  444,212  194,719  194,719     10.56          18.52
December 31, 2001  75,015   250,000  456,101  204,068  204,068      9.87          17.16


AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT

                                                              INTERNAL RATE
                   TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                  PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----              -------- -------- -------- ------- -------- ------------- -------------
April 30, 1998... $ 4,168  $250,000 $250,000 $ 3,691  $1,429         --            --
December 31, 1998   4,168   250,000  250,000   3,289   1,027     -87.60%           --
December 31, 1999   8,335   250,000  250,000  11,508   6,985     -14.22        999.79%
December 31, 2000  12,503   250,000  250,000  11,670   7,147     -30.25        320.41
December 31, 2001  16,670   250,000  250,000  13,081   8,557     -28.81        170.35

--------

(1) The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a ''fund of funds'' that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.



(2) The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.



(3) The MFS Total Return Series' sub-advisor was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.



(4) The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P. until May 1, 2002 when Fidelity Management & Research Company became the sub-adviser.



(5) The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.



(6) The Balanced Series' sub-adviser was Loomis, Sayles & Company until May 1, 2000, when Wellington Management Company became the sub-adviser.



(7) On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.



(8) On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



(9) The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.



(10) Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

   The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

   The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.


   Over the 57 20-year time periods beginning in 1926 and ending in 2001 (i.e. 1926-1945, 1927-1946, and so on through 1982-2001):



   --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 54 of the 57 periods.



   --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 57 periods.



   --Common stock average annual returns exceeded the average annual rate of inflation in each of the 57 periods.



   Over the 47 30-year time periods beginning in 1926 and ending in 2001, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 47 periods.



   From 1926 through 2001 the average annual return for common stocks was 10.7%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

--------

* Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]


                               -----------------

SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS

   The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 2000.

   The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               -----------------
            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                            GREATER
                                       5.01-  10.01- 15.01-  THAN
             HOLDING  NEGATIVE 0-5.00% 10.00% 15.00% 20.00% 20.00%
             PERIOD    RETURN  RETURN  RETURN RETURN RETURN RETURN
             -------  -------- ------- ------ ------ ------ -------
              1 year    25%       4%    11%     7%    13%     40%
              5 years   10%      14%    15%    30%    18%     13%
             10 years    3%       9%    33%    24%    29%      2%
             20 years    0%       7%    31%    53%     9%      0%

--------

Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                  APPENDIX D

                            USES OF LIFE INSURANCE

   The following are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

   You may purchase life insurance on the lives of the family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

   A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

   You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

   In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the policy's death benefit.

MORTGAGE PROTECTION

   You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

   During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the policy's death benefit.

KEY PERSON PROTECTION

   A business may purchase life insurance on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

   You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

   You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the policy's death benefit.

   Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

   The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                               -----------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS


                                                CASH-VALUE
                                                   LIFE    NON-QUALIFIED           QUALIFIED
                                                INSURANCE    ANNUITIES   IRA'S      PENSION
                                                ---------- ------------- ------    ---------
Annual Contribution Limits                          No          No       Yes         Yes
Income Eligibility Limits                           No          No       Yes**       No
Borrowing Treated as Distributions                  No*         Yes      Loans not   Yes,
                                                                         allowed     beyond
                                                                                     $50,000
Income Ordering Rules (Income included in First
  Distribution)                                     No*         Yes      Yes         Yes
Early Withdrawal Penalties                          No*         Yes***   Yes***      Yes***
Minimum Distribution Rules by Age 70 1/2            No          No       Yes         Yes
Anti-discrimination Rules                           No          No       No          Yes

--------
Department of the Treasury                                 March 1990
  Office of Tax Analysis
  *If the Policy is not a modified endowment contract.
 **If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible. ***There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

This appendix is not tax advice. You should consult your own tax advisor for more complete information.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, State Street Research Bond Income Sub-Account, State Street Research Money Market Sub-Account, Westpeak Stock Index Sub-Account, MFS Total Return Sub-Account, Harris Oakmark Mid Cap Value Sub-Account, Westpeak Growth and Income Sub-Account, Loomis Sayles Small Cap Sub-Account, Salomon Brothers U.S. Government Sub-Account, Balanced Sub-Account, Alger Equity Growth Sub-Account, Davis Venture Value Sub-Account, Salomon Brothers Bond Opportunities Sub-Account, MFS Investors Trust Sub-Account, MFS Research Managers Sub-Account, Janus Mid Cap Sub-Account, Putnam Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, Putnam International Stock Sub-Account, MetLife Stock Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, State Street Research Aurora Small Cap Value Sub-Account, Janus Growth Sub-Account, VIP Equity-Income Sub-Account, VIP Overseas Sub-Account, VIP High Income Sub-Account, VIP II Asset Manager Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2001, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 22, 2002

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------

                                         CAPITAL          BOND          MONEY          TOTAL        MID CAP
                                          GROWTH         INCOME         MARKET        RETURN         VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $874,531,822   $114,180,090   $ 99,500,958   $69,489,979   $101,586,264


                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $85,380,506   $142,269,823

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers U.S
 Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000(R)
 Index Portfolio....     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------
                                         CAPITAL          BOND          MONEY                       MID CAP
                                          GROWTH         INCOME         MARKET        MANAGED        VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       482,509        281,027        379,226        39,065        202,271
 Dividends receivable................            --             --        155,204            --             --
                                       ------------   ------------   ------------   -----------   ------------
   Total Assets......................   875,014,331    114,461,117    100,035,388    69,529,044    101,788,535

LIABILITIES
 Due to New England Life Insurance
  Company............................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
   Total Liabilities.................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $808,335,611   $102,337,099   $ 87,640,575   $62,591,003   $ 90,808,798
                                       ============   ============   ============   ===========   ============

                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       53,575        111,127
 Dividends receivable................           --             --
                                       -----------   ------------
   Total Assets......................   85,434,081    142,380,950

LIABILITIES
 Due to New England Life Insurance
  Company............................    9,948,705     16,521,788
                                       -----------   ------------
   Total Liabilities.................    9,948,705     16,521,788
                                       -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $75,485,376   $125,859,162
                                       ===========   ============

                       See Notes to Financial Statements


                                         NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
    -------------------------------------------------------------------------------------------------   ------------------------
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   -----------   ----------
     $838,581    $17,909,444   $272,683,651   $270,803,178    $1,198,841     $4,720,184   $12,826,711   $29,287,581   $7,143,704

       13,714         30,995        230,767        251,499         7,500          1,857         8,393        27,925       14,559
           --             --             --             --            --             --            --            --           --
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
      852,295     17,940,439    272,914,418    271,054,677     1,206,341      4,722,041    12,835,104    29,315,506    7,158,263
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $25,527,238   $6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ===========   ==========


    METROPOLITAN SERIES FUND
     --------------------------
      RUSSELL     INTERNATIONAL
     2000 INDEX       STOCK
        SUB-          SUB-
      ACCOUNT        ACCOUNT
     ----------   -------------
     $5,951,708    $22,833,885

         34,615         85,257
             --             --
     ----------    -----------
      5,986,323     22,919,142
        766,762        701,642
     ----------    -----------
        766,762        701,642
     ----------    -----------
     $5,219,561    $22,217,500
     ==========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                METROPOLITAN SERIES FUND
                                       ---------------------------------------------------------------------------
                                         AURORA                                               MID CAP
                                        SMALL CAP       STOCK        AGGREGATE      EAFE       STOCK       JANUS
                                          VALUE         INDEX          BOND        INDEX       INDEX       GROWTH
                                          SUB-           SUB-          INDEX        SUB-        SUB-        SUB-
                                         ACCOUNT       ACCOUNT      SUB-ACCOUNT   ACCOUNT     ACCOUNT     ACCOUNT
                                       -----------   ------------   -----------   --------   ----------   --------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $16,873,571   $202,034,330   $4,435,911    $514,317   $1,111,396   $880,600

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers
 U.S. Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000 Index
 Portfolio..........     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................      106,190        282,841       52,871        112        4,536      7,385
 Dividends receivable................           --             --           --         --           --         --
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Assets......................   16,979,761    202,317,171    4,488,782    514,429    1,115,932    887,985

LIABILITIES
 Due to New England Life Insurance
  Company............................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Liabilities.................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $15,170,042   $178,259,419   $4,092,309   $437,268   $  960,133   $789,087
                                       ===========   ============   ==========   ========   ==========   ========

                       See Notes to Financial Statements

                                                                                                  VARIABLE
                                                                                                 INSURANCE
                                                             VARIABLE INSURANCE                   PRODUCTS
       AMERICAN FUNDS INSURANCE SERIES                          PRODUCTS FUND                     FUND II
----------------------------------------------   -------------------------------------------   --------------
                                    GLOBAL       ------------------------------------------------------------   --------------
                    GROWTH-         SMALL          EQUITY-                         HIGH            ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS        INCOME          MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-           SUB-             SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT         ACCOUNT           TOTAL
    -----------   -----------   --------------   ------------   ------------   -------------   --------------   --------------
    $21,101,194   $15,029,874     $2,308,057      169,937,860    106,565,449    $15,589,779     $16,996,984     $2,706,516,232



        111,571        74,367        5,739         (270,579)        94,324          5,745           3,436          2,734,419
             --            --           --               --             --             --              --            155,204
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
     21,212,765    15,104,241    2,313,796      169,667,281    106,659,773     15,595,524      17,000,420      2,709,405,855
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
    $18,835,977   $13,218,060   $2,069,538   $  152,307,613   $ 99,975,220    $13,310,484     $14,829,339     $2,437,650,305
    ===========   ===========   ==========   ==============   ============    ===========     ===========     ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     -----------------------------------------------------------------------------------

                                        CAPITAL         BOND        MONEY         STOCK          TOTAL         MIDCAP
                                        GROWTH         INCOME       MARKET        INDEX          RETURN         VALUE
                                         SUB-           SUB-         SUB-          SUB-           SUB-          SUB-
                                        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                     -------------   ----------   ----------   ------------   ------------   -----------
INCOME
 Dividends.........................  $  14,861,966   $7,824,384   $3,437,775   $  7,336,294   $ 13,736,454   $   378,221

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................      5,409,982      639,637      495,268        528,534        436,823       481,741
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net investment income (loss)......      9,451,984    7,184,747    2,942,507      6,807,760     13,299,631      (103,520)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     81,288,400    1,588,195           --     44,833,445      5,621,175     3,374,127
  End of period....................   (113,782,828)   1,880,119           --             --    (10,785,665)   20,021,825
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net change in unrealized
  appreciation (depreciation)......   (195,071,228)     291,924           --    (44,833,445)   (16,406,840)   16,647,698
 Net realized gain (loss) on
  investments......................     (2,138,650)      (7,181)          --     27,004,313        (18,326)       26,315
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net realized and unrealized gain
  (loss) on investments............   (197,209,878)     284,743           --    (17,829,132)   (16,425,166)   16,674,013
                                     -------------   ----------   ----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(187,757,894)  $7,469,490   $2,942,507   $(11,021,372)  $ (3,125,535)  $16,570,493
                                     =============   ==========   ==========   ============   ============   ===========


                                             NEW ENGLAND ZENITH FUND
                                     ----------------------------------------
                                        GROWTH
                                         AND           SMALL          U.S.
                                        INCOME          CAP        GOVERNMENT
                                         SUB-           SUB-          SUB-
                                       ACCOUNT        ACCOUNT       ACCOUNT
                                     ------------   ------------   ----------
INCOME
 Dividends.........................  $    814,774   $ 10,644,439    $50,491

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................       591,043        900,016      7,530
                                     ------------   ------------    -------
 Net investment income (loss)......       223,731      9,744,423     42,961

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     1,010,940     30,103,161     19,698
  End of period....................   (13,488,840)     6,326,103     23,858
                                     ------------   ------------    -------
 Net change in unrealized
  appreciation (depreciation)......   (14,499,780)   (23,777,058)     4,160
 Net realized gain (loss) on
  investments......................      (100,512)        (5,616)        86
                                     ------------   ------------    -------
 Net realized and unrealized gain
  (loss) on investments............   (14,600,292)   (23,782,674)     4,246
                                     ------------   ------------    -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(14,376,561)  $(14,038,251)   $47,207
                                     ============   ============    =======

                       See Notes to Financial Statements

                                                                                           METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------   --------------------------

                     EQUITY                         BOND                     RESEARCH                     LARGE CAP
     BALANCED        GROWTH        VENTURE      OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP        GROWTH
       SUB-           SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
    -----------   ------------   ------------   -------------   ---------   -----------   ------------   -----------
       $712,069   $ 17,711,821   $ 25,909,682     $  93,555     $  17,364   $   129,228   $         --   $        --
        120,816      1,827,854      1,680,747        10,518        24,863        81,648        161,569        36,744
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
        591,253     15,883,967     24,228,935        83,037        (7,499)       47,580       (161,569)      (36,744)
     (1,826,493)      (556,076)    56,304,584       (88,187)          (63)   (1,124,252)   (11,653,506)   (1,227,677)
     (3,290,308)   (51,972,912)       526,357      (106,595)     (702,733)   (4,696,987)   (22,954,319)   (3,235,963)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,463,815)   (51,416,836)   (55,778,227)      (18,408)     (702,670)   (3,572,735)   (11,300,813)   (2,008,286)
        (21,371)    (3,900,025)       (20,358)          340       (11,947)     (277,116)      (417,064)     (249,945)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)     (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
    $  (893,933)  $(39,432,894)  $(31,569,650)    $  64,969     $(722,116)  $(3,802,271)  $(11,879,446)  $(2,294,975)
    ===========   ============   ============     =========     =========   ===========   ============   ===========

     METROPOLITAN SERIES FUND
---  -------------------------
      RUSSELL
       2000      INTERNATIONAL
       INDEX         STOCK
       SUB-          SUB-
      ACCOUNT       ACCOUNT
     ---------   -------------
     $  10,030    $   766,200
        22,945        138,598
     ---------    -----------
       (12,915)       627,602
      (642,986)       585,388
      (305,601)    (4,428,172)
     ---------    -----------
       337,385     (5,013,560)
       (22,652)      (115,753)
     ---------    -----------
       314,733     (5,129,313)
     ---------    -----------
     $ 301,818    $(4,501,711)
     =========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                              METROPOLITAN SERIES FUND
                                                    -----------------------------------------------------------------------------
                                                     AURORA                      AGGREGATE
                                                    SMALL CAP       STOCK          BOND         EAFE        MID CAP
                                                      VALUE         INDEX          INDEX       INDEX      STOCK INDEX     GROWTH
                                                      SUB-           SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT*      ACCOUNT**      ACCOUNT*     ACCOUNT*     ACCOUNT*      ACCOUNT*
                                                    ---------    ------------    ---------    --------    -----------    --------
INCOME
 Dividends........................................  $     --     $         --     $    --     $    --       $    --      $     --

EXPENSE
 Mortality and expense risk charge (Note 3).......    33,101          767,826       6,116         591         1,777         1,591
                                                    --------     ------------     -------     -------       -------      --------
 Net investment income (loss).....................   (33,101)        (767,826)     (6,116)       (591)       (1,777)       (1,591)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
  investments:
  Beginning of period.............................        --               --          --          --            --            --
  End of period...................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
                                                    --------     ------------     -------     -------       -------      --------
 Net change in unrealized appreciation
  (depreciation)..................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
 Net realized gain (loss) on investments..........    (9,118)        (251,887)        822          16            26          (798)
                                                    --------     ------------     -------     -------       -------      --------
 Net realized and unrealized gain (loss) on
  investments.....................................   608,567      (14,927,811)     45,604      (4,166)       44,528       (40,483)
                                                    --------     ------------     -------     -------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $575,466     $(15,695,637)    $39,488     $(4,757)      $42,751      $(42,074)
                                                    ========     ============     =======     =======       =======      ========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                            VARIABLE
                                                                                            INSURANCE
                                                          VARIABLE INSURANCE                PRODUCTS
        AMERICAN FUNDS INSURANCE SERIES                      PRODUCTS FUND                   FUND II
    ----------------------------------------   -----------------------------------------   -----------   -------------
                                  GLOBAL
                   GROWTH-        SMALL          EQUITY-                        HIGH          ASSET
      GROWTH       INCOME     CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-         SUB-           SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*     ACCOUNT*       ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   ---------   --------------   ------------   ------------   -----------   -----------   -------------
    $   703,326   $ 247,020    $    19,030     $ 11,204,132   $ 24,381,084   $ 1,758,933   $   849,491   $ 143,597,763
         33,863      27,140          3,946        1,103,777        762,426        95,020       104,280      16,538,330
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
        669,463     219,880         15,084       10,100,355     23,618,658     1,663,913       745,211     127,059,433
             --          --             --       42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
       (243,374)    158,373        130,865       22,318,813    (37,794,980)   (8,913,158)   (1,740,917)   (241,069,861)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (243,374)    158,373        130,865      (20,180,653)   (34,163,623)   (2,905,218)   (1,423,225)   (481,222,211)
         (5,360)     (4,325)        (4,543)          (2,881)   (23,051,827)     (408,150)      (35,169)     (4,048,656)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (248,734)    154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)   (485,270,867)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       $420,729   $ 373,928    $   141,406     $(10,083,179)  $(33,596,792)  $(1,649,455)  $  (713,183)  $(358,211,434)
    ===========   =========    ===========     ============   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                         NEW ENGLAND ZENITH FUND
                                 ------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                   CAPITAL         BOND         MONEY         STOCK                       MID CAP         AND
                                    GROWTH        INCOME        MARKET        INDEX         MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
INCOME
 Dividends.....................  $  6,825,924   $        --   $4,511,876   $    149,711   $ 1,581,304   $        --   $ 2,499,909

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............     6,877,345       511,944      500,145      1,351,047       448,504       259,625       659,437
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net investment income
  (loss).......................       (51,421)     (511,944)   4,011,731     (1,201,336)    1,132,800      (259,625)    1,840,472

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   144,771,302    (4,499,584)          --     63,685,270     9,600,369    (4,330,144)    8,566,144
  End of period................    81,288,400     1,588,195           --     44,833,445     5,621,175     3,374,127     1,010,940
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (63,482,902)    6,087,779           --    (18,851,825)   (3,979,194)    7,704,271    (7,555,204)
 Net realized gain (loss) on
  investments..................        65,557       (36,738)          --       (203,449)      (42,829)      (23,066)      (18,902)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net realized and unrealized
  gain (loss) on investments...   (63,417,345)    6,051,041           --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(63,468,766)  $ 5,539,097   $4,011,731   $(20,256,610)  $(2,889,223)  $ 7,421,580   $(5,733,634)
                                 ============   ===========   ==========   ============   ===========   ===========   ===========


                                                NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------

                                    SMALL         U.S.                       EQUITY
                                     CAP       GOVERNMENT    BALANCED        GROWTH
                                    SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ----------   -----------   ------------
INCOME
 Dividends.....................  $ 1,181,882    $     --    $     5,904   $  3,306,492

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      902,187       7,636        117,597      1,981,053
                                 -----------    --------    -----------   ------------
 Net investment income
  (loss).......................      279,695      (7,636)      (111,693)     1,325,439

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   27,466,967     (56,822)    (1,387,395)    52,277,058
  End of period................   30,103,161      19,698     (1,826,493)      (556,076)
                                 -----------    --------    -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............    2,636,194      76,520       (439,098)   (52,833,134)
 Net realized gain (loss) on
  investments..................      145,497         148         79,174        416,391
                                 -----------    --------    -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...    2,781,691      76,668       (359,924)   (52,416,743)
                                 -----------    --------    -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 3,061,386    $ 69,032    $  (471,617)  $(51,091,304)
                                 ===========    ========    ===========   ============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                                           METROPOLITAN SERIES FUND
    ---------------------------------------------------------------------   -------------------------------------------------------
    INTERNATIONAL                                                                                         RUSSELL
       MAGNUM                         BOND                     RESEARCH                     LARGE CAP      2000+     INTERNATIONAL+
      EQUITY++        VENTURE     OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP+       GROWTH+       INDEX         STOCK
        SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-           SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    -------------   -----------   -------------   ---------   -----------   ------------   -----------   ---------   --------------
     $   374,965    $        --     $      --     $    966    $     2,453   $  1,356,774   $        --   $ 306,539      $    679
         128,687      1,440,887        10,241       13,612         41,150         62,269        10,822       5,829        17,583
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
         246,278     (1,440,887)      (10,241)     (12,646)       (38,697)     1,294,505       (10,822)    300,710       (16,904)
       3,645,897     38,403,888      (154,569)      20,670        138,291             --            --          --            --
         (48,155)    56,304,584       (88,187)         (63)    (1,124,252)   (11,653,506)   (1,227,677)   (642,986)      633,543
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,694,052)    17,900,696        66,382      (20,733)    (1,262,543)   (11,653,506)   (1,227,677)   (642,986)      633,543
         (10,214)      (178,858)        5,936       (1,002)        60,137        764,362         4,567      22,026         6,780
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,683,838)    17,721,838        72,318      (21,735)    (1,202,406)   (10,889,144)   (1,223,110)   (620,960)      640,323
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
     $(3,437,560)   $16,280,951     $  62,077     $(34,381)   $(1,241,103)  $ (9,594,639)  $(1,233,932)  $(320,250)     $623,419
     ===========    ===========     =========     ========    ===========   ============   ===========   =========      ========

                                                 VARIABLE
                                                 INSURANCE
                                                 PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND         FUND II
     ----------------------------------------   -----------   -------------

       EQUITY-                       HIGH          ASSET
       INCOME        OVERSEAS       INCOME        MANAGER
        SUB-           SUB-          SUB-          SUB-
       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     -----------   ------------   -----------   -----------   -------------
     $13,394,545   $ 16,105,748   $ 1,006,372   $ 1,452,323   $  54,064,366
       1,054,512      1,056,320       103,143        95,403      17,656,978
     -----------   ------------   -----------   -----------   -------------
      12,340,033     15,049,428       903,229     1,356,920      36,407,388
      42,410,113     51,864,228      (919,900)    1,757,628     433,259,411
      42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
     -----------   ------------   -----------   -----------   -------------
          89,353    (55,495,585)   (5,088,040)   (2,075,320)   (193,107,061)
        (452,602)        27,078       261,479        16,825         928,725
     -----------   ------------   -----------   -----------   -------------
        (363,249)   (55,468,507)   (4,826,561)   (2,058,495)   (192,178,336)
     -----------   ------------   -----------   -----------   -------------
     $11,976,784   $(40,419,079)  $(3,923,332)  $  (701,575)  $(155,770,948)
     ===========   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MID CAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
---  --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     ----------------------------------------------------------------------

                                        CAPITAL              BOND              MONEY              STOCK
                                         GROWTH             INCOME            MARKET              INDEX
                                          SUB-               SUB-              SUB-               SUB-
                                        ACCOUNT            ACCOUNT            ACCOUNT            ACCOUNT
                                     --------------      ------------      -------------      -------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $    9,451,984      $  7,184,747      $   2,942,507      $   6,807,760
 Net realized and unrealized gain
  (loss) on investments............    (197,209,878)          284,743                 --        (17,829,132)
                                     --------------      ------------      -------------      -------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (187,757,894)        7,469,490          2,942,507        (11,021,372)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................     120,702,047        16,079,114        183,577,288         13,318,097
 Net transfers (to) from other
  sub-accounts.....................     (43,536,243)       21,636,526       (144,125,333)         3,725,284
 Net transfers (to) from New
  England Life Insurance Company...    (104,356,611)      (17,084,744)       (28,415,100)      (183,028,543)
                                     --------------      ------------      -------------      -------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     (27,190,807)       20,630,896         11,036,855       (165,985,162)
                                     --------------      ------------      -------------      -------------
 Net increase (decrease) in net
  assets...........................    (214,948,701)       28,100,386         13,979,362       (177,006,534)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................   1,023,284,312        74,236,713         73,661,213        177,006,534
                                     --------------      ------------      -------------      -------------
NET ASSETS, AT END OF THE PERIOD...  $  808,335,611      $102,337,099      $  87,640,575      $          --
                                     ==============      ============      =============      =============


                                                                                NEW ENGLAND ZENITH FUND
                                     ------------------------------------------------------------------
                                                                            GROWTH
                                        TOTAL            MID CAP             AND              SMALL
                                        RETURN            VALUE             INCOME             CAP
                                         SUB-              SUB-              SUB-              SUB-
                                       ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT
                                     ------------      ------------      ------------      ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $ 13,299,631      $   (103,520)     $    223,731      $  9,744,423
 Net realized and unrealized gain
  (loss) on investments............   (16,425,166)       16,674,013       (14,600,292)      (23,782,674)
                                     ------------      ------------      ------------      ------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (3,125,535)       16,570,493       (14,376,561)      (14,038,251)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................    10,244,678        12,235,298        17,243,170        27,576,083
 Net transfers (to) from other
  sub-accounts.....................     3,235,428        34,392,616        (3,228,191)         (897,800)
 Net transfers (to) from New
  England Life Insurance Company...    (8,911,220)      (15,070,924)      (19,283,427)      (19,407,100)
                                     ------------      ------------      ------------      ------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     4,568,886        31,556,990        (5,268,448)        7,271,183
                                     ------------      ------------      ------------      ------------
 Net increase (decrease) in net
  assets...........................     1,443,351        48,127,483       (19,645,009)       (6,767,068)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................    61,147,652        42,681,315        95,130,385       132,626,230
                                     ------------      ------------      ------------      ------------
NET ASSETS, AT END OF THE PERIOD...  $ 62,591,003      $ 90,808,798      $ 75,485,376      $125,859,162
                                     ============      ============      ============      ============

                       See Notes to Financial Statements


                                                                                                         METROPOLITAN SERIES FUND
-----------------------------------------------------------------------------------------------------   --------------------------
                                                                                                                          LARGE
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                        CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP        GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-           SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   ------------   -----------
      $42,961    $   591,253   $ 15,883,967   $ 24,228,935    $   83,037     $   (7,499)  $    47,580   $   (161,569)  $   (36,744)
        4,246     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)      (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       47,207       (893,933)   (39,432,894)   (31,569,650)       64,969       (722,116)   (3,802,271)   (11,879,446)   (2,294,975)
                   3,491,442     64,300,826     54,072,478            --      1,104,466     3,666,773     10,576,777     2,041,506
       28,413        919,446      2,175,648     29,927,924       102,007      1,339,007     1,144,285      9,477,069     2,813,031
       (4,106)    (2,958,148)   (59,744,572)   (30,627,232)      (33,833)      (643,381)   (1,306,512)    (6,501,181)     (818,657)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       24,307      1,452,740      6,731,902     53,373,170        68,174      1,800,092     3,504,546     13,552,665     4,035,880
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       71,514        558,807    (32,700,992)    21,803,520       133,143      1,077,976      (297,725)     1,673,219     1,740,905
      753,927     15,019,446    272,882,939    216,183,147     1,035,189      3,009,703    11,606,566     23,854,019     4,495,828
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $ 25,527,238   $ 6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ============   ===========


      METROPOLITAN SERIES FUND
---  ---------------------------

       RUSSELL     INTERNATIONAL
     2000 INDEX        STOCK
        SUB-           SUB-
       ACCOUNT        ACCOUNT
     -----------   -------------
     $   (12,915)   $   627,602
         314,733     (5,129,313)
     -----------    -----------
         301,818     (4,501,711)
       1,367,109      5,579,942
       2,704,989      5,403,726
      (1,317,567)    (3,651,972)
     -----------    -----------
       2,754,531      7,331,696
     -----------    -----------
       3,056,349      2,829,985
       2,163,212     19,387,515
     -----------    -----------
     $ 5,219,561    $22,217,500
     ===========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                          METROPOLITAN SERIES FUND
                                 --------------------------------------------------------------------------
                                   AURORA         STOCK       AGGREGATE
                                  SMALL CAP       INDEX          BOND        EAFE      MID CAP
                                    VALUE         GROWTH        INDEX       INDEX       STOCK      GROWTH
                                    SUB-           SUB-          SUB-        SUB-       SUB-        SUB-
                                  ACCOUNT*       ACCOUNT*      ACCOUNT*    ACCOUNT*   ACCOUNT*    ACCOUNT*
                                 -----------   ------------   ----------   --------   ---------   ---------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (33,101)  $   (767,826)  $   (6,116)  $   (591)  $  (1,777)  $  (1,591)
 Net realized and unrealized
   gain (loss) on
   investments.................      608,567    (14,927,811)      45,604     (4,166)     44,528     (40,483)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      575,466    (15,695,637)      39,488     (4,757)     42,751     (42,074)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    1,478,099     26,483,557      384,578     68,580     158,146      64,937
 Net transfers (to) from other
   sub-accounts................   15,717,971     11,516,630    4,188,650    333,025     944,550     940,157
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (2,601,494)   155,954,869     (520,407)    40,420    (185,314)   (173,933)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase in net assets
    resulting from policy
    related transactions.......   14,594,576    193,955,056    4,052,821    442,025     917,382     831,161
                                 -----------   ------------   ----------   --------   ---------   ---------
 Net increase (decrease) in net
   assets......................   15,170,042    178,259,419    4,092,309    437,268     960,133     789,087
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................           --             --           --         --          --          --
                                 -----------   ------------   ----------   --------   ---------   ---------
NET ASSETS, AT END OF THE
 PERIOD........................  $15,170,042   $178,259,419   $4,092,309   $437,268   $ 960,133   $ 789,087
                                 ===========   ============   ==========   ========   =========   =========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                              VARIABLE
                                                                                              INSURANCE
                                                            VARIABLE INSURANCE                PRODUCTS
         AMERICAN FUNDS INSURANCE SERIES                       PRODUCTS FUND                   FUND II
    ------------------------------------------   -----------------------------------------   -----------   --------------
                    GROWTH-      GLOBAL SMALL      EQUITY-                        HIGH          ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*      ACCOUNT*        ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   -----------   --------------   ------------   ------------   -----------   -----------   --------------
    $   669,463   $   219,880     $   15,084     $ 10,100,355   $ 23,618,658   $ 1,663,913   $   745,211   $  127,059,433
       (248,734)      154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)    (485,270,867)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
        420,729       373,928        141,406      (10,083,179)   (33,596,792)   (1,649,455)     (713,183)    (358,211,434)
      1,979,441     1,528,344        199,909       23,566,426     22,864,761     3,376,955     3,516,423      632,847,250
     19,367,339    13,853,685      2,120,530        1,729,692     (2,729,062)    3,183,382     1,595,619               --
     (2,931,532)   (2,537,897)      (392,307)     (19,935,729)   (69,812,641)   (3,232,956)   (2,789,787)    (452,283,538)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,415,248    12,844,132      1,928,132        5,360,389    (49,676,942)    3,327,381     2,322,255      180,563,712
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,835,977    13,218,060      2,069,538       (4,722,790)   (83,273,734)    1,677,926     1,609,072     (177,647,722)
             --            --             --      157,030,403    183,248,954    11,632,558    13,220,267    2,615,298,027
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
    $18,835,977   $13,218,060     $2,069,538     $152,307,613   $ 99,975,220   $13,310,484   $14,829,339   $2,437,650,305
    ===========   ===========     ==========     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------------------------
                                                                                                                       GROWTH
                             CAPITAL           BOND           MONEY          STOCK                       MID CAP         AND
                              GROWTH          INCOME         MARKET          INDEX         MANAGED        VALUE        INCOME
                               SUB-            SUB-           SUB-            SUB-          SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $      (51,421)  $   (511,944)  $   4,011,731   $ (1,201,336)  $ 1,132,800   $  (259,625)  $ 1,840,472
 Net realized and
  unrealized gain (loss)
  on investments........     (63,417,345)     6,051,041              --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (63,468,766)     5,539,097       4,011,731    (20,256,610)   (2,889,223)    7,421,580    (5,733,634)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     134,719,373     12,375,855     236,841,520     39,147,722    10,169,186     6,884,739    17,754,814
 Net transfers (to) from
  other sub-accounts....     (53,936,979)    (1,050,289)   (209,452,023)    21,601,786    (1,102,701)       19,759        71,181
 Net transfers (to) from
  New England Life
  Insurance Company.....    (140,732,696)   (10,668,357)    (94,509,898)   (28,008,433)   (9,199,841)   (5,138,115)   (2,072,288)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........     (59,950,302)       657,209     (67,120,401)    32,741,075      (133,356)    1,766,383    15,753,707
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (123,419,068)     6,196,306     (63,108,670)    12,484,465    (3,022,579)    9,187,963    10,020,073
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380     68,040,407     136,769,883    164,522,069    64,170,231    33,493,352    85,110,312
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,023,284,312   $ 74,236,713   $  73,661,213   $177,006,534   $61,147,652   $42,681,315   $95,130,385
                          ==============   ============   =============   ============   ===========   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH        EQUITY++
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $    279,695    $ (7,636)   $  (111,693)  $  1,325,439   $    246,278
 Net realized and
  unrealized gain (loss)
  on investments........     2,781,691      76,668       (359,924)   (52,416,743)    (3,683,838)
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     3,061,386      69,032       (471,617)   (51,091,304)    (3,437,560)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    22,841,356          --      3,706,077     62,510,597      3,782,500
 Net transfers (to) from
  other sub-accounts....    37,692,753     (56,167)      (718,221)    85,404,643    (16,563,486)
 Net transfers (to) from
  New England Life
  Insurance Company.....   (20,021,929)    (16,248)    (2,786,161)   (22,586,575)            --
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........    40,512,180     (72,415)       201,695    125,328,665    (12,780,986)
                          ------------    --------    -----------   ------------   ------------
 Net increase (decrease)
  in net assets.........    43,573,566      (3,383)      (269,922)    74,237,361    (16,218,546)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $132,626,230    $753,927    $15,019,446   $272,882,939   $         --
                          ============    ========    ===========   ============   ============

 + For the period May 1, 2000 (Commencement of Operations) through December 31,
   2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   --------------------------------------------------------
                                                                                LARGE       RUSSELL
      VENTURE          BOND                      RESEARCH                        CAP         2000+      INTERNATIONAL+
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP+       GROWTH+       INDEX          STOCK
        SUB-           SUB-           SUB-         SUB-           SUB-          SUB-          SUB-           SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT
    ------------   -------------   ----------   -----------   ------------   -----------   ----------   --------------
    $ (1,440,887)   $  (10,241)    $  (12,646)  $   (38,697)  $  1,294,505   $   (10,822)  $  300,710    $   (16,904)
                        72,318        (21,735)   (1,202,406)   (10,889,144)   (1,223,110)    (620,960)       640,323
      17,721,838
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------

      16,280,951        62,077        (34,381)   (1,241,103)    (9,594,639)   (1,233,932)    (320,250)       623,419

      43,590,651            --        511,027     1,389,537      2,953,055       672,516      219,502        624,545

      52,137,520       (76,915)     2,126,907    11,980,716     31,992,287     5,876,190    1,935,622     20,720,805

     (42,296,007)      (11,007)      (286,688)   (1,310,787)    (1,496,684)     (818,946)     328,338     (2,581,254)
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
                       (87,922)     2,351,246    12,059,466     33,448,658     5,729,760    2,483,462     18,764,096
      53,432,164
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      69,713,115       (25,845)     2,316,865    10,818,363     23,854,019     4,495,828    2,163,212     19,387,515

     146,470,032     1,061,034        692,838       788,203             --            --           --             --
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
    $216,183,147    $1,035,189     $3,009,703   $11,606,566   $ 23,854,019   $ 4,495,828   $2,163,212    $19,387,515
    ============    ==========     ==========   ===========   ============   ===========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
              VARIABLE INSURANCE FUND              FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,340,033   $ 15,049,428   $   903,229   $ 1,356,920   $   36,407,388
         (363,249)   (55,468,507)   (4,826,561)   (2,058,495)    (192,178,336)
     ------------   ------------   -----------   -----------   --------------
       11,976,784    (40,419,079)   (3,923,332)     (701,575)    (155,770,948)
       24,790,229     45,688,246     3,195,995     2,631,829      677,000,871
      (10,695,232)    19,044,295       658,505     2,389,044               --
      (21,100,288)    32,597,100    (1,779,533)   (2,869,212)    (377,365,509)
     ------------   ------------   -----------   -----------   --------------
       (7,005,291)    97,329,641     2,074,967     2,151,661      299,635,362
     ------------   ------------   -----------   -----------   --------------
        4,971,493     56,910,562    (1,848,365)    1,450,086      143,864,414
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                                  NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632     $    1,388   $   (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)        29,340      103,725
     -----------   ------------    -----------    ------------    ----------     ----------   ----------

     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)        30,728      102,185

      4,093,455     31,646,457      3,430,299      32,031,496            --         75,935       86,667

      1,865,860     59,949,102      1,463,742      22,546,367         1,100        684,756      763,549

     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526        (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
                    60,736,669      2,512,627      30,710,346        10,626        662,110      686,018
      4,379,734
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)       692,838      788,203

     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $  692,838   $  788,203
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
---  -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has thirty-two investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II or American Funds Insurance Series. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m.
EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. MetLife Advisers, LLC (formerly, New England Investment Management, LLC.) is the investment adviser for the series of the Zenith Fund. The Chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

                   SERIES                                       SUB-ADVISER
                   ------                      ----------------------------------------------
Capital Growth                                 Capital Growth Management Limited Partnership*
State Street Research Money Market             State Street Research and Management Company**
State Street Research Bond Income              State Street Research and Management Company**
MFS Total Return+                              Massachusetts Financial Services Company**
Westpeak Growth and Income                     Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap Value****               Harris Associates L.P.
Loomis Sayles Small Cap                        Loomis, Sayles & Company, L.P.
Balanced***                                    Wellington Management Company, LLP.
Davis Venture Value*****                       Davis Selected Advisers, L.P.
Alger Equity Growth                            Fred Alger Management, Inc.
Salomon Brothers U.S. Government               Salomon Brothers Asset Management, Inc.
Salomon Brothers Strategic Bond Opportunities  Salomon Brothers Asset Management, Inc.
MFS Investors Series                           Massachusetts Financial Services Company
MFS Research Managers Series                   Massachusetts Financial Services Company

    * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.
   ** Prior to July 1, 2001, Back Bay Adviser, L.P. was the sub-adviser.
  *** Prior to May 1, 2000, Loomis Sayles & Company was the sub-adviser.
 **** Prior to May 1, 2000, Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. was subadviser. Prior to May 1, 1998, Loomis Sayles & Company, LLP was the sub-adviser.
***** Davis Selected may also delegate any of its responsibilities to Davis
      Selected Advisers -- NY, Inc., a wholly-owned subsidiary of Davis
      Selected.
    + Formerly, the Back Bay Advisers Managed Series.

The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts. The Metlife Stock Index Portfolio was substituted for the Westpeak Stock Index Series on April 27, 2001. The Westpeak Stock Index Series is no longer available for investment under the contracts.

MetLife Advisers became investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                  PORTFOLIO                                SUB-INVESTMENT MANAGER
                  ---------                    ----------------------------------------------
Putnam Large Cap Growth                        Putnam Investment Management, LLC
Janus Mid Cap                                  Janus Capital Corporation
Russell 2000 Index                             Metropolitan Life Insurance Company*
Putnam International Stock                     Putnam Investment Management, LLC
MetLife Stock Index                            Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                    Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                      Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index           Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value   State Street Research and Management Company
Janus Growth                                   Janus Capital Corporation

* Metropolitan Life Insurance Company became sub-investment manager on May 1, 2001.

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2001:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series.......................................   187,210,262     234,291,654
State Street Research Money Market Series...................   297,971,187     291,611,817
State Street Research Bond Income Series....................    55,805,111      31,541,078
MFS Total Return Series.....................................    25,517,356      20,713,998
Westpeak Stock Index Series.................................    29,577,087      20,705,826
Westpeak Growth and Income Series...........................    31,857,925      29,133,954
Harris Oakmark Mid Cap Value Series.........................    62,984,945      25,824,328
Loomis Sayles Small Cap Series..............................    57,316,690      50,868,764
Balanced Series.............................................     7,921,255       6,114,641
Davis Venture Value Series..................................   123,357,561      76,239,954
Alger Equity Growth Series..................................   131,970,680     125,201,635
Salomon Bothers U.S. Government Series......................       804,196         806,918
Salomon Bothers Strategic Bond Opportunities Series.........       580,430         539,862
MFS Investors Series........................................     3,117,403       1,140,759
MFS Research Managers Series................................     9,377,980       6,438,666
Putnam International Stock Portfolio........................    17,224,713       8,533,291
Putnam Large Cap Growth Portfolio...........................     7,430,505       3,239,414
Janus Mid Cap Portfolio.....................................    29,528,499      12,124,400
Russell 2000 Index Portfolio................................     5,834,503       2,132,644
MetLife Stock Index Portfolio+..............................    66,613,299      46,652,727
MetLife Mid Cap Stock Index Portfolio+......................     1,230,568         158,119
Morgan Stanley EAFE Index Portfolio+........................       591,046          72,451
Lehman Brothers Aggregate Bond Index Portfolio+.............     4,940,823         497,645
State Street Research Aurora Small Cap Value Portfolio+.....    19,973,642       3,602,127
Janus Growth Portfolio......................................     1,321,567         393,099
American Funds Growth Fund+.................................    23,605,545       2,844,769
American Funds Growth-Income Fund+..........................    16,548,654       1,842,993
American Funds Global Small Capitalization Fund+............     2,623,882         455,792
VIP Equity-Income Portfolio.................................    46,115,663      43,139,853
VIP Overseas Portfolio......................................    68,636,230     128,028,513
VIP High Income Portfolio...................................    11,544,385       7,517,782
VIP II Asset Manager Portfolio..............................     7,891,831       5,225,611

+ For the period May 1, 2001 (Commencement of Sub-Account Operations) to
  December 31, 2001.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.45%    (6.38)%     14.57%    (7.39)%     37.55%     20.65%
Bond Income***........    17.55%      7.80%     12.22%    (3.70)%     20.78%      4.24%
Money Market***.......     5.84%      3.43%      2.61%      3.61%      5.33%      4.76%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.05%     33.63%     15.30%    (4.98)%   (16.72)%
Bond Income***........    10.50%      8.66%    (0.81)%      7.77%      8.43%
Money Market***.......     4.97%      4.90%      4.60%      5.85%      3.62%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.98%      6.92%      9.34%      0.76%     36.44%     22.04%     32.03%     27.49%     19.96%    (9.36)%
Total Return***.......    19.75%      6.33%     10.26%    (1.46)%     30.81%     14.62%     26.12%     19.24%      9.59%    (3.72)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.53)%
Total Return***.......   (4.14)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.47%    (0.62)%     29.90%     17.20%     16.91%    (5.79)%      0.00%     20.01%     27.33%
Growth and Income..............    13.97%    (1.55)%     35.99%     17.68%     33.01%     24.02%      8.97%    (5.48)%   (14.23)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.29%      6.69%     34.62%     13.88%     27.66%     11.24%      5.96%      8.04%    (5.29)%
Overseas.......................    14.57%      1.37%      9.30%     12.82%     11.17%     12.36%     42.13%   (19.39)%   (21.44)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.45)%     28.40%     30.22%     24.42%    (2.04)%     31.29%      4.89%    (9.15)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.58)%     20.18%     13.63%     17.26%    (4.66)%      7.78%   (22.74)%   (12.04)%
Asset Manager.............................   (4.41)%     16.55%     14.20%     20.23%     14.65%     10.70%    (4.26)%    (4.43)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.84%     12.78%     25.19%     47.27%     33.66%   (13.98)%   (12.33)%
Balanced.............................................    13.75%     16.50%     15.77%      8.73%    (5.39)%    (2.26)%    (4.78)%
International Stock**................................     3.85%      6.30%    (1.64)%      6.90%     24.18%   (10.51)%   (20.87)%
Venture Value........................................    21.64%     25.40%     33.03%     14.02%     17.11%      9.11%   (11.46)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.61%    (0.49)%   (16.23)%
Research Managers...........................................    19.52%    (3.97)%   (21.23)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.30)%   (37.54)%
Russell 2000(R) Index.......................................   (6.56)%      0.51%
Large Cap Growth............................................  (27.17)%   (31.07)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.57%
Growth Fund.................................................  (14.32)%
Growth and Income Fund......................................   (2.75)%
Janus Growth Portfolio......................................  (21.98)%
Global Small Cap............................................   (8.29)%
EAFE Index..................................................  (16.38)%
Small Cap Value.............................................   (0.23)%
Mid Cap Stock Index.........................................   (1.08)%

   * Based on a mortality and expense risk charge at an annual rate of .35%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series, since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.29%    (6.47)%     14.46%    (7.38)%     37.41%     20.53%
Bond Income***........    17.43%      7.69%     12.10%    (3.80)%     20.66%      4.14%
Money Market***.......     5.74%      3.33%      2.51%      3.35%      5.23%      4.65%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.92%     33.49%     15.18%    (5.08)%   (16.81)%
Bond Income***........    10.39%      8.55%    (0.91)%      7.66%      8.32%
Money Market***.......     4.87%      4.79%      4.49%      5.75%      3.51%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.85%      6.81%      9.23%      0.66%     36.30%     21.91%     31.90%     27.36%     19.84%    (9.45)%
Total Return***......     19.63%      6.22%     10.15%    (1.56)%     30.67%     14.51%     25.99%     19.12%      9.48%    (3.81)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.62)%
Total Return***......   (4.24)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.................     14.39%    (0.72)%     29.77%     17.08%     16.80%    (5.88)%    (0.10)%     19.89%     27.20%
Growth and Income.............     13.90%    (1.65)%     38.85%     17.56%     32.87%     23.89%      8.86%    (5.58)%   (14.31)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Income..................     9.22%      6.59%     34.49%     13.77%     27.53%     11.13%      5.85%      7.93%    (5.38)%
Overseas.......................    14.49%      1.27%      9.19%     12.70%     11.05%     12.24%     41.99%   (19.47)%   (21.52)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.52)%     28.27%     30.09%     24.29%    (2.14)%     31.16%      4.78%    (9.24)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.61)%     20.06%     13.52%     17.14%    (4.76)%      7.67%   (22.82)%   (12.13)%
Asset Manager.............................   (4.45)%     16.43%     14.09%     20.11%     14.53%     10.59%    (4.36)%    (4.52)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.76%     12.66%     25.06%     47.12%     33.53%   (14.07)%   (12.42)%
Balanced.............................................    13.67%     16.39%     15.66%      8.62%    (5.49)%    (2.35)%    (4.88)%
International Stock**................................     3.79%      6.19%    (1.74)%      6.79%     24.05%   (10.60)%   (20.95)%
Venture Value........................................    21.56%     25.27%     32.90%     13.90%     16.99%      9.00%   (11.55)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.54%    (0.59)%   (16.31)%
Research Managers...........................................    19.44%    (4.07)%   (21.31)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.35)%   (37.61)%
Russell 2000(R) Index.......................................   (6.62)%      0.41%
Large Cap Growth............................................  (27.22)%   (31.14)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.49%
Growth Fund.................................................   (14.38)%
Growth and Income Fund......................................    (2.81)%
Janus Growth Portfolio......................................   (22.04)%
Global Small Cap............................................    (8.35)%
EAFE Index..................................................   (16.44)%
Small Cap Value.............................................    (0.30)%
Mid Cap Stock Index.........................................    (1.15)%

   * Based on a mortality and expense risk charge at an annual rate of .45%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.06%    (6.61)%     14.28%    (7.62)%     37.21%     20.34%
Bond Income***........    17.25%      7.53%     11.94%    (3.94)%     20.47%      3.98%
Money Market***.......     5.58%      3.18%      2.36%      3.35%      5.07%      4.50%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.74%     33.29%     15.01%    (5.22)%   (16.93)%
Bond Income***........    10.23%      8.39%    (1.06)%      7.50%      8.15%
Money Market***.......     4.71%      4.63%      4.34%      5.59%      3.36%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.65%      6.65%      9.07%      0.51%     36.10%     21.73%     31.70%     27.17%     19.66%    (9.59)%
Total Return***.......    19.45%      6.06%      9.99%    (1.70)%     30.48%     14.34%     25.81%     18.94%      9.31%    (3.96)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.75)%
Total Return***.......   (4.38)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.28%    (0.87)%     29.57%     16.90%     16.62%    (6.03)%    (0.25)%     19.71%     27.01%
Growth and Income..............    13.78%    (1.80)%     35.65%     17.38%     32.67%     23.71%      8.70%    (5.72)%   (14.44)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.11%      6.43%     34.29%     13.59%     27.34%     10.96%      5.69%      7.77%    (5.53)%
Overseas.......................    14.38%      1.12%      9.02%     12.53%     10.89%     12.08%     41.77%   (19.59)%   (21.64)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.61)%     28.08%     29.90%     24.11%    (2.28)%     30.96%      4.62%    (9.38)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.66)%     19.88%     13.35%     16.96%    (4.90)%      7.51%   (22.94)%   (12.26)%
Asset Manager.............................   (4.49)%     16.26%     13.91%     19.93%     14.36%     10.43%    (4.50)%    (4.67)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.64%     12.49%     24.88%     46.90%     33.33%   (14.20)%   (12.55)%
Balanced.............................................    13.56%     16.21%     15.48%      8.46%    (5.63)%    (2.50)%    (5.02)%
International Stock**................................     3.68%      6.03%    (1.89)%      6.63%     23.87%   (10.73)%   (21.07)%
Venture Value........................................    21.44%     25.08%     32.70%     13.73%     16.81%      8.83%   (11.68)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.44%    (0.74)%   (16.44)%
Research Managers...........................................    19.32%    (4.21)%   (21.43)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.03)%   (38.04)%
Russell 2000(R) Index.......................................   (6.72)%      0.26%
Large Cap Growth............................................  (27.29)%   (31.24)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.39%
Growth Fund.................................................  (14.47)%
Growth and Income Fund......................................   (3.30)%
Janus Growth Portfolio......................................  (22.12)%
Global Small Cap............................................   (8.44)%
EAFE Index..................................................  (16.52)%
Small Cap Value.............................................   (0.40)%
Mid Cap Stock Index.........................................   (1.25)%

   * Based on a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    52.61%    (6.90)%     13.94%    (7.90)%     36.80%     19.98%
Bond Income***........    16.90%      7.21%     11.60%    (4.23)%     20.12%      3.67%
Money Market***.......     5.26%      2.87%      2.05%      3.04%      4.75%      4.18%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.37%     32.89%     14.67%    (5.50)%   (17.18)%
Bond Income***........     9.90%      8.07%    (1.36)%      7.18%      7.83%
Money Market***.......     4.39%      4.32%      4.03%      5.27%      3.04%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.27%      6.33%      8.74%      0.21%     35.69%     21.36%     31.31%     26.79%     19.30%    (9.86)%
Managed***............    19.10%      5.74%      9.69%    (2.00)%     30.09%     13.99%     25.43%     18.58%      8.98%    (4.24)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (13.02)%
Managed***............   (4.67)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.05%    (1.16)%     29.19%     16.55%     16.27%    (6.31)%    (0.55)%     19.36%     26.63%
Growth and Income..............    13.55%    (2.09)%     35.25%     17.03%     32.28%     23.34%      8.37%    (6.00)%   (14.70)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     8.89%      6.11%     33.89%     13.25%     26.96%     10.63%      5.38%      7.45%    (5.81)%
Overseas.......................    14.15%      0.82%      8.70%     12.19%     10.56%     11.74%     41.35%   (19.83)%   (21.88)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.80)%     27.69%     29.50%     23.73%    (2.58)%     30.57%      4.31%    (9.65)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.76)%     19.53%     13.00%     16.61%    (5.19)%      7.19%   (23.17)%   (12.53)%
Asset Manager.............................   (4.59)%     15.91%     13.57%     19.57%     14.02%     10.10%    (4.79)%    (4.95)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.39%     12.15%     24.50%     46.46%     32.93%   (14.45)%   (12.82)%
Balanced.............................................    13.33%     15.86%     15.14%      8.13%    (5.91)%    (2.79)%    (5.31)%
International Stock**................................     3.48%      5.71%    (2.18)%      6.31%     23.50%   (11.00)%   (21.31)%
Venture Value........................................    21.20%     24.71%     32.30%     13.39%     16.47%      8.51%   (11.95)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.23%    (1.04)%   (16.69)%
Research Managers...........................................    19.08%    (4.50)%   (21.67)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.17)%   (38.23)%
Russell 2000(R) Index.......................................   (6.90)%    (0.04)%
Large Cap Growth............................................  (27.44)%   (31.45)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.18%
Growth Fund.................................................  (14.64)%
Growth and Income Fund......................................   (3.11)%
Janus Growth Portfolio......................................  (22.27)%
Global Small Cap............................................   (8.63)%
EAFE Index..................................................  (16.69)%
Small Cap Value.............................................   (0.60)%
Mid Cap Stock Index.........................................   (1.45)%

   * Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

  ** On December 1, 2000 The Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (Formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001 the MetLife Stock Index Portfolio Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth.......     52.83%    (6.75)%     14.11%    (7.76)%     37.00%     20.16%
Bond Income***.......     17.08%      7.37%     11.77%    (4.08)%     20.29%      3.82%
Money Market***......      5.42%      3.02%      2.20%      3.20%      4.91%      4.34%

                            NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                       ----------------------------------------------------
                       1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------            --------   --------   --------   --------   --------
Capital Growth.......    22.56%     33.09%     14.84%    (5.36)%   (17.06)%
Bond Income***.......    10.06%      8.23%    (1.21)%      7.34%      7.99%
Money Market***......     4.55%      4.48%      4.18%      5.43%      3.20%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.46%      6.49%      8.90%      0.36%     35.90%     21.55%     31.51%     26.98%     19.48%    (9.72)%
Total Return***......     19.28%      5.90%      9.82%    (1.85)%     30.28%     14.16%     25.62%     18.76%      9.15%    (4.10)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.89)%
Total Return***......   (4.53)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.16%    (1.01)%     29.38%     16.72%     16.45%    (6.17)%    (0.40)%     19.54%     26.82%
Growth and Income..............    13.67%    (1.94)%     35.45%     17.21%     32.47%     23.52%      8.53%    (5.86)%   (14.57)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.00%      6.27%     34.09%     13.42%     27.15%     10.79%      5.54%      7.61%    (5.67)%
Overseas.......................    14.26%      0.97%      8.86%     12.36%     10.72%     11.91%     41.56%   (19.71)%   (21.76)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.71)%     27.88%     29.70%     23.92%    (2.43)%     30.77%      4.47%    (9.51)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.71)%     19.71%     13.17%     16.79%    (5.04)%      7.35%   (23.05)%   (12.40)%
Asset Manager.............................   (4.54)%     16.08%     13.74%     19.75%     14.19%     10.26%    (4.64)%    (4.81)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.51%     12.32%     24.69%     46.68%     33.13%   (14.33)%   (12.68)%
Balanced.............................................    13.44%     16.03%     15.31%      8.29%    (5.77)%    (2.64)%    (5.17)%
International Stock**................................     3.58%      5.87%    (2.04)%      6.47%     23.68%   (10.87)%   (21.19)%
Venture Value........................................    21.32%     24.89%     32.50%     13.56%     16.64%      8.67%   (11.81)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.34%    (0.89)%   (16.56)%
Research Managers...........................................    19.20%    (4.35)%   (21.55)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.10)%   (38.14)%
Russell 2000(R) Index.......................................   (6.81)%      0.11%
Large Cap Growth............................................  (27.36)%   (31.34)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.29%
Growth Fund.................................................   (14.58)%
Growth and Income Fund......................................    (3.01)%
Janus Growth Portfolio......................................   (22.19)%
Global Small Cap............................................    (8.53)%
EAFE Index..................................................   (16.61)%
Small Cap Value.............................................    (0.50)%
Mid Cap Stock Index.........................................    (1.35)%

   * Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000", "ZENITH SURVIVORSHIP LIFE 2002" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.98%    (6.05)%     14.97%    (7.07)%     38.03%     21.07%
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.48%     34.09%     15.70%    (4.65)%   (16.43)%
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.55%      6.93%     35.90%     13.75%     28.11%     11.63%      6.33%      8.42%    (4.96)%
Overseas.......................    14.84%      1.21%     11.02%     12.43%     11.56%     12.75%     42.63%   (19.11)%   (21.17)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................    (.37)%     20.79%     13.75%     17.67%    (4.33)%      8.15%   (22.47)%   (11.73)%
Asset Manager.............................   (4.65)%     17.68%     14.31%     20.65%     15.05%     11.09%    (3.93)%    (4.09)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (27.74)%   (37.67)%
Russell 2000(R) Index.......................................   (6.35)%      0.87%
Large Cap Growth............................................  (27.00)%   (30.82)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.81%
Growth Fund.................................................  (14.12)%
Growth and Income Fund......................................   (2.52)%
Janus Growth Portfolio......................................  (21.80)%
Global Small Cap............................................   (8.07)%
EAFE Index..................................................  (16.19)%
Small Cap Value.............................................     0.00%
Mid Cap Stock Index.........................................   (0.85)%

   * For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", "Zenith Survivorship Life 2002" and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              6/28/96-   1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------   --------   --------   --------
U.S. Government.............................................     4.55%      8.47%      7.61%      0.17%     10.45%      6.73%
Strategic Bond Opportunities................................     8.46%     11.07%      2.04%      1.44%      7.22%      6.82%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-   1/1/01-
SUB-ACCOUNT                                                   12/31/00  12/31/01
-----------                                                   --------  --------
Large Cap Growth............................................  (27.00)%  (30.82)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

   * For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 **** On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2002

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2001 AND 2000
(DOLLARS IN MILLIONS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               2001      2000
                                                              ------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $  344    $  245
  Equity securities, at fair value..........................      27        24
  Policy loans..............................................     262       234
  Other limited partnership interests.......................      20        13
  Short-term investments....................................      --        10
                                                              ------    ------
        Total investments...................................     653       526
Cash and cash equivalents...................................     222       114
Accrued investment income...................................      19        20
Premiums and other receivables..............................     133       121
Deferred policy acquisition costs...........................   1,185     1,021
Other assets................................................     113       110
Separate account assets.....................................   5,725     5,651
                                                              ------    ------
        TOTAL ASSETS........................................  $8,050    $7,563
                                                              ======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Future policy benefits......................................  $  245    $  190
Policyholder account balances...............................     661       412
Other policyholder funds....................................     296       249
Policyholder dividends payable..............................       2         2
Current income taxes payable................................      --         3
Deferred income taxes payable...............................      68        20
Other liabilities...........................................     115       179
Separate account liabilities................................   5,725     5,651
                                                              ------    ------
        TOTAL LIABILITIES...................................   7,112     6,706
                                                              ------    ------
Commitments and contingencies (Notes 6 and 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $125.00 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding..........       3         3
Preferred stock, no par value;1,000,000 shares authorized;
  200,000 issued and outstanding............................      --        --
Additional paid-in capital..................................     647       647
Retained earnings...........................................     284       216
Accumulated other comprehensive income (loss)...............       4        (9)
                                                              ------    ------
        TOTAL STOCKHOLDER'S EQUITY..........................     938       857
                                                              ------    ------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..................  $8,050    $7,563
                                                              ======    ======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                              2001    2000    1999
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $117    $125    $124
Universal life and investment-type product policy fees......   351     272     241
Net investment income.......................................    44      63      68
Other revenues..............................................   221     283     215
Net investment (losses) gains...............................    (1)    (28)      3
                                                              ----    ----    ----
        TOTAL REVENUES......................................   732     715     651
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   104     150     193
Interest credited to policyholder account balances..........    24      20      11
Policyholder dividends......................................     3      18      21
Other expenses..............................................   483     490     351
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   614     678     576
                                                              ----    ----    ----
Income before provision for income taxes....................   118      37      75
Provision for income taxes..................................    42      25      29
                                                              ----    ----    ----
NET INCOME..................................................  $ 76    $ 12    $ 46
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                                                         ACCUMULATED
                                                             ADDITIONAL                     OTHER
                                                   COMMON      PAID-IN      RETAINED    COMPREHENSIVE
                                                   STOCK       CAPITAL      EARNINGS    INCOME (LOSS)    TOTAL
                                                   ------    -----------    --------    -------------    -----
BALANCE AT JANUARY 1, 1999.......................    $3         $647          $178          $ 17         $845
  Dividends on preferred stock...................                               (9)                        (9)
  Comprehensive income:
    Net income...................................                               46                         46
    Other comprehensive loss:
      Unrealized investment losses, net of
        related offsets, reclassification
        adjustments and income taxes.............                                            (28)         (28)
                                                                                                         ----
  Comprehensive income...........................                                                          18
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 1999.....................     3          647           215           (11)         854
  Dividends on preferred stock...................                              (11)                       (11)
  Comprehensive income:
    Net income...................................                               12                         12
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                              2            2
                                                                                                         ----
  Comprehensive income...........................                                                          14
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2000.....................     3          647           216            (9)         857
  Dividends on preferred stock...................                               (8)                        (8)
  Comprehensive income:
    Net income...................................                               76                         76
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                             13           13
                                                                                                         ----
  Comprehensive income...........................                                                          89
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2001.....................    $3         $647          $284          $  4         $938
                                                     ==         ====          ====          ====         ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                               2001      2000     1999
                                                              -------   -------   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    76   $    12   $  46
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................       10        13      14
    Gains (losses) from sale of investments and business,
     net....................................................        1        28      (3)
    Interest credited to policyholder account balances......       24        20      11
    Universal life and investment-type product policy
     fees...................................................     (351)     (272)   (241)
    Change in accrued investment income.....................        1        10      (8)
    Change in premiums and other receivables................      (12)       (2)     25
    Change in deferred policy acquisition costs, net........     (153)     (113)   (186)
    Change in insurance-related liabilities.................      102      (420)    113
    Change in income taxes payable..........................       40       (11)    (27)
    Change in other liabilities.............................      (64)       26      58
  Other, net................................................      (13)       18      19
                                                              -------   -------   -----
Net cash used in operating activities.......................     (339)     (691)   (179)
                                                              -------   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      135       587     114
    Equity securities.......................................       --        35       2
  Purchases of:
    Fixed maturities........................................     (226)      (87)   (158)
    Equity securities.......................................       (5)       (9)    (10)
    Real estate and real estate joint ventures..............       --        --      (3)
  Net change in short-term investments......................       10        53     (10)
  Net change in policy loans................................      (28)      (52)    (46)
  Losses from sale of business, net.........................       --       (54)     --
  Other, net................................................       (7)       (3)     24
                                                              -------   -------   -----
Net cash (used in) provided by investing activities.........     (121)      470     (87)
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    2,245     1,872     518
    Withdrawals.............................................   (1,669)   (1,532)   (222)
  Financial reinsurance receivables.........................       --        --      33
  Long-term debt repaid.....................................       --       (77)    (13)
  Dividends on preferred stock..............................       (8)      (11)     (9)
                                                              -------   -------   -----
Net cash provided by financing activities...................      568       252     307
Change in cash and cash equivalents.........................      108        30      41
Cash and cash equivalents, beginning of year................      114        84      43
                                                              -------   -------   -----
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   222   $   114   $  84
                                                              =======   =======   =====
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest................................................  $     2   $     7   $  --
                                                              =======   =======   =====
    Income taxes............................................  $     7   $    22   $  30
                                                              =======   =======   =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company" or "NELICO") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage. The Company also administers certain business activities for Metropolitan Life.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, through New England Life Holdings, Inc. (a holding company for non-insurance operations) New England Securities Corporation ("NES"), MetLife Advisers LLC ("Advisers"), and NL Holding Corporation ("NL Holding") and its wholly owned subsidiaries Nathan and Lewis Securities, Inc., Nathan and Lewis Associates, Inc. On November 5, 1999 New England Financial Distributors ("NEFD"), a Limited Liability Corporation, was formed in which NELICO owns a majority interest. On October 31, 2000 Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to MetLife, Inc. the ultimate parent company of NELICO. The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisers, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisers was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to March 2000, Advisers was named TNE Advisers, Inc.

NL Holding engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a NASD registered broker/dealer. Nathan & Lewis Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD, was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method to account for its investments in other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and policy loans, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income and impairments, determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions that could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from four to seven years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $54 million and $53 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $1 million, $9 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Computer Software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Such costs are amortized over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $10 million and $1 million at December 31, 2001 and 2000, respectively. Related amortization expense was $8 million, and $2 million for the years ended December 31, 2001, and 2000, respectfully.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for non-medical health policies are amortized over the estimated life of the policy in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur.

Information regarding deferred policy acquisition costs is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2001      2000     1999
                                                              ------    ------    ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $1,021    $  931    $711
Capitalization of policy acquisition costs..................     216       223     217
                                                              ------    ------    ----
    Total...................................................   1,237     1,154     928
                                                              ------    ------    ----
Amortization allocated to:
  Net realized investment gains (losses)....................      --         1      (1)
  Unrealized investment (losses) gains......................     (11)       23     (33)
  Other expenses............................................      63       109      31
                                                              ------    ------    ----
    Total amortization......................................      52       133      (3)
                                                              ------    ------    ----
Balance at December 31......................................  $1,185    $1,021    $931
                                                              ======    ======    ====

Amortization of deferred policy acquisition costs is allocated to:
(1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Net balance at January 1....................................    $17       $19       $21
Amortization................................................     (2)       (2)       (2)
                                                                ---       ---       ---
Net balance at December 31..................................    $15       $17       $19
                                                                ===       ===       ===

                                                              DECEMBER 31,
                                                              ------------
                                                              2001    2000
                                                              ----    ----
                                                              (DOLLARS IN
                                                               MILLIONS)
Accumulated amortization....................................   $8      $6
                                                               ==      ==

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 4% to 7%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liability range from 4% to 7%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 4% to 8%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force, and 9% of the number of life insurance policies in force at December 31, 2001 and 2000. Participating policies represented approximately 52% and 67%, 55% and 65% and 57% and 62% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively.

INCOME TAXES

NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims, only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment to FASB Statement No. 133 ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, had no impact to either net income or comprehensive income, as the Company has not entered into any derivative contracts.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS No. 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $2 million for the years ended December 31, 2001, 2000 and 1999. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its consolidated financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principals to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

In July 2001, the SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 21        $1      $--       $ 22
  Foreign governments.......................................       2        --      --           2
  Corporate.................................................     181         6       3         184
  Mortgage- and asset-backed securities.....................      86        --      --          86
  Other.....................................................      50         1       1          50
                                                                ----        --      --        ----
    Total fixed maturities..................................    $340        $8      $4        $344
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 30        $--     $3        $ 27
                                                                ----        --      --        ----
    Total equity securities.................................    $ 30        $--     $3        $ 27
                                                                ====        ==      ==        ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 28        $--     $--       $ 28
  Foreign governments.......................................      26        --       1          25
  Corporate.................................................     171         2       6         167
  Mortgage- and asset-backed securities.....................      25         1       1          25
                                                                ----        --      --        ----
    Total fixed maturities..................................    $250        $3      $8        $245
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 26        $2      $4        $ 24
                                                                ----        --      --        ----
    Total equity securities.................................    $ 26        $2      $4        $ 24
                                                                ====        ==      ==        ====

The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date are shown below:

                                                               COST OR
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 19          $ 19
Due after one year through five years.......................      76            79
Due after five years through ten years......................     107           108
Due after ten years.........................................      52            52
                                                                ----          ----
    Total...................................................     254           258
Mortgage- and asset-backed securities.......................      86            86
                                                                ----          ----
    Total fixed maturities..................................    $340          $344
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sale of securities classified available-for-sale as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Proceeds....................................................  $127      $119      $67
Gross realized gains........................................     2         1        2
Gross realized losses.......................................     2         1        1

Gross investment losses above exclude write-downs of $1 million recorded during 2001 for other than temporarily impaired available-for-sale securities of $1 million. There were no write-downs recorded for the years ended December 31, 2000 and 1999.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at December 31, 2001 and 2000.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $23       $48       $54
Equity securities...........................................    1         2        14
Real estate and real estate joint ventures..................   --        --         1
Policy loans................................................   14        12         9
Other limited partnership interests.........................    5         2        (3)
Cash, cash equivalents and short-term investments...........   --        --         3
Other.......................................................    2         4        (4)
                                                              ---       ---       ---
    Total...................................................   45        68        74
Less: Investment expenses...................................    1         5         6
                                                              ---       ---       ---
    Net investment income...................................  $44       $63       $68
                                                              ===       ===       ===

NET INVESTMENT (LOSSES) GAINS

Net investment (losses) gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $--       $--       $ 1
Equity securities...........................................   --       (28)       --
Other.......................................................   (1)       (1)        3
                                                              ---       ----      ---
    Total...................................................   (1)      (29)        4
Amounts allocable to deferred policy costs..................   --         1        (1)
                                                              ---       ----      ---
    Net investment (losses) gains...........................  $(1)      $(28)     $ 3
                                                              ===       ====      ===

Investment (losses) gains have been reduced by deferred policy acquisition costs amortization to the extent that such amortization results from realized investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $4       $(5)      $(35)
Equity securities...........................................   (3)       (2)         3
Other invested assets.......................................   (2)       --         --
                                                               --       ---       ----
    Total...................................................   (1)       (7)       (32)
                                                               --       ---       ----
Amounts allocable to
    Deferred policy acquisition costs.......................    5        (6)        17
Deferred income taxes.......................................   --         4          4
                                                               --       ---       ----
    Total...................................................    5        (2)        21
                                                               --       ---       ----
    Net unrealized investment gains (losses)................   $4       $(9)      $(11)
                                                               ==       ===       ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $(9)      $(11)     $ 17
Unrealized gains (losses) during the year...................    6        25        (74)
Unrealized gains (losses) relating to
    Deferred policy acquisition costs.......................   11       (23)        33
Deferred income taxes.......................................   (4)       --         13
                                                              ---       ----      ----
Balance at December 31......................................  $ 4       $(9)      $(11)
                                                              ===       ====      ====
Net change in unrealized investment gains (losses)..........  $13       $ 2       $(28)
                                                              ===       ====      ====

3. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2001
Assets:
  Fixed maturities..........................................    $344         $344
  Equity securities.........................................      27           27
  Policy loans..............................................     262          262
  Cash and cash equivalents.................................     222          222
Liabilities:
  Policyholder account balances.............................     228          222

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2000
Assets:
  Fixed maturities..........................................    $245         $245
  Equity securities.........................................      24           24
  Policy loans..............................................     234          234
  Short-term investments....................................      10           10
  Cash and cash equivalents.................................     114          114
Liabilities:
  Policyholder account balances.............................     101           99

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. EMPLOYEE BENEFIT PLANS

Effective January 1, 2001, the Company's employees became employees of Metropolitan Life and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS     OTHER BENEFITS
                                                              -----------------    --------------
                                                               2001       2000     2001     2000
                                                              -------    ------    -----    -----
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 286      $254     $ 45     $ 47
  Service cost..............................................      --         7       --        1
  Interest cost.............................................      --        20        1        3
  Actuarial losses (gains)..................................      --        13       (1)      (2)
  Transfers out of controlled group.........................    (286)       --      (31)      --
  Benefits paid.............................................      --        (8)      (1)      (4)
                                                               -----      ----     ----     ----
Projected benefit obligation at end of year.................      --       286       13       45
                                                               -----      ----     ----     ----
Change in plan assets:
Contract value of plan assets at beginning of year..........     213       210       --       --
  Actuarial return on plan assets...........................      --         6       --       --
  Employer and participant contribution.....................      --         5       --       --
  Transfers out of controlled group.........................    (213)       --       --       --
  Benefits paid.............................................      --        (8)      --       --
                                                               -----      ----     ----     ----
Contract value of plan assets at end of year................      --       213       --       --
Under funded................................................      --       (73)     (13)     (45)
                                                               -----      ----     ----     ----
Unrecognized net actuarial losses (gains)...................      --        32      (18)     (21)
Unrecognized prior service cost.............................      --        15       --       --
                                                               -----      ----     ----     ----
Accrued benefit cost........................................   $  --      $(26)    $(31)    $(66)
                                                               =====      ====     ====     ====
Accrued liability pension cost..............................   $  --      $ (3)
Non-qualified plan accrued pension cost.....................      --       (23)
                                                               -----      ----
Accrued Liability...........................................   $  --      $(26)
                                                               =====      ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                   NON-QUALIFIED
                                                QUALIFIED PLAN          PLAN             TOTAL
                                                ---------------    --------------    -------------
                                                2001      2000     2001     2000     2001    2000
                                                -----    ------    -----    -----    ----    -----
                                                              (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation........   $--     $(245)     $--     $(41)     $--    $(286)
Aggregate contract value of plan assets
  (principally Company contracts).............   --        213      --        --      --       213
                                                 --      -----      --      ----      --     -----
Under funded..................................   $--     $ (32)     $--     $(41)     $--    $ (73)
                                                 ==      =====      ==      ====      ==     =====

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               2001      2000     2001     2000
                                                              ------    ------    -----    -----
                                                                    (DOLLARS IN MILLIONS)
Weighted average assumptions at December 31,
Discount rate...............................................    N/A      7.75%    7.40%    7.50%
Expected rate of return on plan assets......................    N/A      9.00%     N/A      N/A
Rate of compensation increase...............................    N/A      5.50%     N/A      N/A

The assumed health care cost trend rate used in measuring the accumulated non-pension post-retirement benefit obligation was generally 9.5% in 2001, gradually decreasing to 5% in 2010 and generally 7% in 2000, gradually decreasing to 5% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have no material effect on the health care plans.

The components of periodic benefit costs were as follows:

                                       PENSION BENEFITS         OTHER BENEFITS
                                     --------------------    --------------------
                                     2001    2000    1999    2001    2000    1999
                                     ----    ----    ----    ----    ----    ----
                                                (DOLLARS IN MILLIONS)
Service cost.......................  --        7       8      --       1       1
Interest cost......................  --       20      18       1       3       3
Expected return on plan assets.....  --      (19)    (15)     --      --      --
Amortization of prior actuarial
  gains............................  --        1       1      (1)     (1)     (1)
                                     --      ---     ---      --      --      --
Net periodic benefit cost..........  --        9      12      --       3       3
                                     ==      ===     ===      ==      ==      ==

SAVINGS AND INVESTMENT PLANS

The Company sponsored savings and investment plans for substantially all employees under which the Company matched a portion of employee contributions. The Company contributed $2 million, for the years ended December 31, 2000 and 1999. As previously stated, the NEF 401K Plan was merged into Metropolitan Life's SIP plan effective January 1, 2001. All contributions to the SIP plan are made by Metropolitan Life.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

5. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $5,725 million and $5,651 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $48 million, $46 million and $37 million for the years ended December 31, 2001, 2000 and 1999, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2001, 2000, and 1999.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

7. INCOME TAXES

The provision for income tax expense in the consolidated statements of income is shown below:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Current:
  Federal...................................................    $(2)     $ 36       $21
                                                                ---      ----       ---
                                                                 (2)       36        21
                                                                ---      ----       ---
Deferred:
  Federal...................................................     44       (12)        8
  State and local...........................................     --         1        --
                                                                ---      ----       ---
                                                                 44       (11)        8
                                                                ---      ----       ---
Provision for income taxes..................................    $42      $ 25       $29
                                                                ===      ====       ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................    $42       $13       $26
Tax effect of:
  Tax exempt investment income..............................     (2)       --        --
  Sale of Subsidiaries......................................     --        10        --
  Other, net................................................      2         2         3
                                                                ---       ---       ---
Provision for income taxes..................................    $42       $25       $29
                                                                ===       ===       ===

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................    $284          $283
  Tax loss carry-forwards...................................      10            10
  Net unrealized investment losses..........................      --             4
  Other.....................................................      20            11
                                                                ----          ----
                                                                 314           308
                                                                ----          ----
  Less: valuation allowance.................................      10            10
                                                                ----          ----
                                                                 304           298
                                                                ----          ----
Deferred income tax liabilities:
  Investments...............................................       6             2
  Deferred policy acquisition costs.........................     344           298
  Other.....................................................      22            18
                                                                ----          ----
                                                                 372           318
                                                                ----          ----
Net deferred tax liability..................................    $(68)         $(20)
                                                                ====          ====

8. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2001      2000     1999
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 305     $ 221     $163
Reinsurance assumed.........................................    (10)       11       58
Reinsurance ceded...........................................   (178)     (107)     (97)
                                                              -----     -----     ----
Net premiums................................................  $ 117     $ 125     $124
                                                              =====     =====     ====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 102     $  73     $ 52
                                                              =====     =====     ====

Reinsurance recoverables, included in premiums and other receivables, were $94 million and $80 million at December 31, 2001 and 2000 respectively.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
BALANCE AT JANUARY 1........................................  $ 4       $ 4       $ 2
  Reinsurance recoverables..................................   (3)       (3)       (1)
                                                              ---       ---       ---
NET BALANCE AT JANUARY 1....................................    1         1         1
                                                              ---       ---       ---
Incurred related to:
  Current year..............................................    1        --        --
                                                              ---       ---       ---
                                                                1        --        --
                                                              ---       ---       ---
NET BALANCE AT DECEMBER 31..................................    2         1         1
  Add: Reinsurance recoverables.............................    5         3         3
                                                              ---       ---       ---
BALANCE AT DECEMBER 31......................................  $ 7       $ 4       $ 4
                                                              ===       ===       ===

9. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 106     $  92     $  97
Commissions.................................................    224       234       195
Interest and debt issue costs...............................      2         6         5
Amortization of policy acquisition costs....................     63       109        31
Capitalization of policy acquisition costs..................   (216)     (223)     (217)
Rent, net of sublease income................................     20        48         6
Insurance taxes, licenses, and fees.........................     23        27        21
Other.......................................................    261       197       213
                                                              -----     -----     -----
  Total other expenses......................................  $ 483     $ 490     $ 351
                                                              =====     =====     =====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001         2000
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Statutory capital and surplus...............................   $  364       $  353
GAAP adjustments for:
  Future policy benefits and policyholders account
    balances................................................     (325)        (338)
  Deferred policy acquisition costs.........................    1,185        1,021
  Deferred income taxes.....................................      (88)         (20)
  Valuation of investments..................................        2           (5)
  Statutory asset valuation reserves........................       12           16
  Other, net................................................     (212)        (170)
                                                               ------       ------
Stockholder's Equity........................................   $  938       $  857
                                                               ======       ======

                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2001    2000     1999
                                                              ----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Net change in statutory capital and surplus.................  $11     $ (11)   $ (41)
GAAP adjustment for:
  Future policy benefits and policyholders account
    balances................................................   26      (311)    (296)
  Deferred policy acquisition costs.........................  153       177      186
  Deferred income taxes.....................................  (44)       11       (8)
  Valuation of investments..................................    8       (61)      14
  Other, net................................................  (78)      207      191
                                                              ----    -----    -----
Net Income..................................................  $76     $  12    $  46
                                                              ====    =====    =====

In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

11. OTHER COMPREHENSIVE INCOME (LOSS)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              2001     2000     1999
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 20     $ 23     $(72)
Income tax effect of holding gains or losses................    (5)      16       22
Reclassification adjustments:
  Recognized holding losses (gains) included in current year
    income..................................................   (12)      --       (3)
  Amortization of premium and discount on investments.......    (1)      --       --
  Recognized holding (losses) gains allocated to other
    policyholder amounts....................................    --       --        1
  Income tax effect.........................................     3       --        1
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    11      (23)      33
Income tax effect of allocation of holding gains or losses
  to other policyholder amounts.............................    (3)     (14)     (10)
                                                              ----     ----     ----
Net unrealized investment gains (losses)....................    13        2      (28)
                                                              ----     ----     ----
Other comprehensive income (loss)...........................  $ 13     $  2     $(28)
                                                              ====     ====     ====

12. RELATED PARTY TRANSACTIONS

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. This Agreement replaced the former Administrative Services Agreement ("ASA") under which the Company provided such services for certain Metropolitan Life life insurance and annuity contracts defined in the ASA. Metropolitan Life charged the Company $73 million for administrative services in 2001. The Company charged Metropolitan Life $164 million and $161 million for administrative services for 2000 and 1999, respectively. In addition, $61 million and $9 million for 2000 and 1999, respectively, were charged to Metropolitan Life by the Company for other miscellaneous services. These services were charged based upon direct costs incurred. Service fees charged to Metropolitan Life were recorded by NELICO as a reduction in operating expenses. Management believes intercompany expenses are calculated on a reasonable basis, however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company has preferred stock outstanding of $200 million owned by MetLife Credit Corporation. The Company paid $8 million, $11 million and $9 million of dividends on the preferred stock in 2001, 2000 and 1999, respectively.

During 1998 the Company acquired NL Holding and entered into employment agreements with key individuals of NL Holding. The Company paid $5 million in 2001, made no payments in 2000 and paid $3 million in 1999 under these agreements, which expired in 2001.

Commissions earned by NES from sales of New England Funds ("NEF") shares, a subsidiary of MetLife through October 2000, were $12 million in 2000 and 1999, respectively. NES earned asset-based income of $10 million, and $11 million on average assets under management with NEF of approximately $3,500 million and $4,500 million in 2000 and 1999, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

13. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because either they provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and net investment gains (losses) were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2001                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   73       $    1     $   --       $42         $    1      $  117
Universal life and investment-type product
  policy fees.............................       247           30         10        --             64         351
Net investment income.....................        (6)           3          3         1             43          44
Other revenues............................         6            3          4        10            198         221
Net investment gains (losses).............         2           --         --        --             (3)         (1)
Policyholder benefits and claims..........        69            2         (2)       32              3         104
Interest credited to policyholder.........        18            3          3        --             --          24
Policyholders' Dividends..................         3           --         --        --             --           3
Other Expenses............................       160           32          7        13            271         483
Income (loss) before provision for income
  taxes...................................        72           --          9         8             29         118
Provision (benefit) for income taxes......        24           --          3         3             12          42
Net income (loss).........................        48           --          6         5             17          76
Total assets..............................     3,704        2,047      1,252        48          1,001       8,052
Deferred policy acquisition costs.........     1,062          101         11         5              6       1,185
Separate account assets...................     2,709        1,834      1,182        --             --       5,725
Policyholder liabilities..................       894          182         47        42             39       1,204
Separate account liabilities..............     2,709        1,834      1,182        --             --       5,725

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2000                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   70       $   --      $ --       $ 36          $ 19       $  125
Universal life and investment-type product
  policy fees.............................       210           25         7         --            30          272
Net investment income.....................       (13)          (1)        1         --            76           63
Other revenues............................        11           10         7          8           247          283
Net investment gains (losses).............        35            2        (2)        --           (63)         (28)
Policyholder benefits and claims..........        83            6        --         31            30          150
Interest credited to policyholder.........        13            2         3         --             2           20
Policyholders' Dividends..................         3           --        --         --            15           18
Other Expenses............................       153           33         8         13           283          490
Income (loss) before provision for income
  taxes...................................        61           (5)        2         --           (21)          37
Provision (benefit) for income taxes......         9           (3)        2         --            17           25
Net income (loss).........................        52           (2)       --         --           (38)          12
Total assets..............................     3,634        1,788       773        406           962        7,563
Deferred policy acquisition costs.........       915           83        11         12            --        1,021
Separate account assets...................     2,879        1,704       726        342            --        5,651
Policyholder liabilities..................       676           70        38         58            11          853
Separate account liabilities..............     2,879        1,704       726        342            --        5,651

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 1999                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   63       $   --      $ --       $ 29         $   32      $  124
Universal life and investment-type product
  policy fees.............................       198           17         4         --             22         241
Net investment income.....................       (31)          --        --         --             99          68
Other revenues............................        23            7         3         34            148         215
Net investment gains (losses).............        --           --        --         --              3           3
Policyholder benefits and claims..........       125            5        --         24             39         193
Interest credited to policyholder.........         9            2         1         --             (1)         11
Policyholders' Dividends..................         2           --        --         --             19          21
Other Expenses............................       123           22         6         36            164         351
Income (loss) before provision for income
  taxes...................................        (6)          (5)       --          3             83          75
Provision (benefit) for income taxes......         1           (2)       --          1             29          29
Net income (loss).........................        (7)          (3)       --          2             54          46
Total assets..............................     3,276        1,441       569        266          1,579       7,131
Deferred policy acquisition costs.........       772           63        10          9             77         931
Separate account assets...................     2,705        1,399       518        218             --       4,840
Policyholder liabilities..................       536           44        45         44            518       1,187
Separate account liabilities..............     2,705        1,399       518        218             --       4,840

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Variable Whole Life Prospectus dated May 1, 2002. This Variable Life Policy is offered by New England Life Insurance Company.


------ --------------------
(Date) (Client's Signature)

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

         The prospectus consisting of 148 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:

                    Anne M. Goggin, Esq. (see Exhibit 3(iv) below)
                    James J. Reilly, Jr., F.S.A., M.A.A.A.
                    (see Exhibit 3(iii) below)
                    Sutherland Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditor (see Exhibit 11 below)

         The following exhibits:

         1.A.(1) January 31, 1983 resolution of the Board of Directors of NEVLICO 5
             (2)        None

             (3)(a)     Distribution Agreement between NEVLICO and NELESCO 6
                (b)(i)  Form of Contract between NELICO and its General Agents 5
                   (ii) Form of contract between NELICO and its
                        Agents 6
                (c)     Commission Schedule for Policies 7
                (d) Specimen of contract among NES, NELICO and other broker dealers 4


              (4)       None
              (5)  (a)  Specimen of Policy 2
                   (b)  Riders 6
                   (c)  Acceleration of Benefits Rider 3
                   (d)  Benefits for Disability of Insured Rider 4
              (6)  (a)  Amended and restated Articles of Organization of NELICO 2
                   (b)  Amended and restated By-Laws 4
                   (c)  Amendments to the Amended and restated Articles of Organization 9
                   (d)  Amended and restated By-Laws of NELICO 13
              (7)       None
              (8)       None
              (9)       None
             (10)  (a)  Specimen of Application for Policy 2
                   (b)  Additional specimen of application 8
          2.            See Exhibit 3(i)
          3. (i)        Opinion and Consent of H. James Wilson, Esq.4
             (ii)       Opinion and Consent of Anne M. Goggin, Esq. 13
             (iii)      Opinion and Consent of James J. Reilly, Jr., F.S.A., M.A.A.A.
             (iv)       Consent of Anne M. Goggin, Esq.
          4.            None
          5.            Inapplicable
          6.            Consent of Sutherland Asbill & Brennan LLP
          7.            Powers of Attorney 12
          8.            Inapplicable
          9.            Inapplicable
          10.           Inapplicable
          11.           Consent of Independent Auditor
          12.           Schedule for computation of performance quotations 6
          13. (i)       Consolidated memorandum describing certain procedures, filed pursuant to Rule
                        6e-2(b)(12)(ii)and Rule 6e-3(T)(b)(12)(iii) 6
              (ii)      Second Addendum to Consolidated Memorandum 10
          14. (i)       Participation Agreement among Variable Insurance Products Fund, Fidelity
                        Distributors Corporation and New England Variable Life Insurance Company 6
              (ii)      Amendment No. 1 to Participation Agreement among Variable Insurance Products
                        Fund, Fidelity Distributors Corporation and New England Variable Life Insurance
                        Company 1
              (iii)     Participation Agreement among Variable Insurance Products Fund II, Fidelity
                        Distributors Corporation and New England Variable Life Insurance Company 1
              (iv)      Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life
                        Insurance Company and New England Life Insurance Company 11

              (v)       Participation Agreement among New England Zenith Fund, New England Investment
                        Management, Inc., New England Securities Corporation and New England Life
                        Insurance Company 11
              (vi)      Amendment No. 2 to Participation Agreement among Variable Insurance Products
                        Fund, Fidelity Distributors Corporation and New England Life Insurance Company 12
              (vii)     Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund
                        II, Fidelity Distributors Corporation and New England Life Insurance Company 12
              (viii)    Participation Agreement among Met Investors Series Trust, Met Investors Advisory
                        Corp., Met Investors Distributors Inc. and New England Life Insurance Company 15
              (ix)      Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 14

1              Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6
               Registration Statement, File No. 033-88082, filed June 22, 1995.
2              Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No.
               333-21767, filed February 13, 1997.
3              Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6
               Registration Statement, File 033-52050, filed April 30, 1997.
4              Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6
               Registration Statement, File No. 333-21767, filed July 16, 1997.
5              Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6
               Registration Statement, File No. 033-66864, filed February 25, 1998.
6              Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6
               Registration Statement, File No. 033-52050, filed April 24, 1998.
7              Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6
               Registration Statement, File No. 333-21767, filed April 30, 1998.
8              Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6
               Registration Statement, File No. 033-88082, filed January 20, 1999.
9              Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6
               Registration Statement, File No. 033-65263, filed February 24, 1999.


10             Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6
               Registration Statement, File No. 033-52050, filed April 26, 1999.
11             Incorporated herein by reference to the Post-Effective Amendment No.11 to the Variable Account's Form S-6
               Registration Statement, File No. 033-88082, filed November 9, 2000.
12             Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6
               Registration Statement, File No. 333-89409, filed February 26, 2001.
13             Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6
               Registration Statement, File No. 333-21767, filed April 25, 2001.
14             Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6
               Registration Statement, File No. 333-89409, filed July 20, 2001.
15             Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No.
               333-73676, filed November 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2002.

                                       New England Variable Life
                                            Separate Account
                                           (Registrant)

                                       By:  New England Life Insurance
                                             Company
                                              (Depositor)


                                       By:  Anne M. Goggin
                                            --------------------------
                                            Anne M. Goggin, Esq.
                                            Senior Vice President and
                                            General Counsel

Attest:

         /s/John E. Connolly, Jr.
         ---------------------------
           John E. Connolly, Jr.
           Counsel

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2002.

                                              New England Life Insurance Company

(Seal)

                                              By:   Anne M. Goggin
                                                  ------------------------------
                                                    Anne M. Goggin
Attest: /s/ John E. Connolly, Jr.                   Senior Vice President and
        -------------------------                   General Counsel
        John E. Connolly, Jr
        Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2002.

       *                         Chairman, President and Chief Executive Officer
--------------------
James M. Benson

       *                                          Director
--------------------
Susan C. Crampton

       *                                          Director
--------------------
Edward A. Fox

       *                                          Director
--------------------
George J. Goodman

       *                                          Director
--------------------
Evelyn E. Handler

       *                                          Director
--------------------
Philip K. Howard

       *                                          Director
--------------------
Bernard A. Leventhal

       *                                          Director
--------------------
Thomas J. May

       *                                          Director
--------------------
Stewart G. Nagler

       *                                          Director
--------------------
Catherine A. Rein

       *                                  Executive Vice President,
--------------------        Chief Financial Officer and Chief Accounting Officer
David Y. Rogers

       *                                          Director
--------------------
Rand N. Stowell

       *                                          Director
--------------------
Lisa M. Weber

                              By: /s/ Marie C. Swift
                                  -----------------------
                                       Marie C. Swift, Esq.
                                         Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective
         Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, on February 26, 2001.

                                  EXHIBIT LIST

                                                     Sequentially
Exhibit Number                      Title            Numbered Page*
--------------                      -----            --------------


     3(iii)                  Opinion and Consent of
                             James J. Reilly, Jr., F.S.A., M.A.A.A.

     3(iv)                   Consent of Anne M. Goggin, Esq.

     6.                      Consent of Sutherland Asbill & Brennan LLP

     11.                     Consent of Independent Auditor

---------
* Page numbers inserted on manually-signed copy only.